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                                             hours per response. . . . . . .19.3
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07583

                            HSBC ADVISOR FUNDS TRUST
               (Exact name of registrant as specified in charter)

                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                    (Address of principal executive offices)

                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-782-8183

       Date of fiscal year end: October 31, 2004

       Date of reporting period: October 31, 2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 'SS' 3507.

Item 1. Reports to Stockholders.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

[GRAPHIC]

HSBC Investor
Family of Funds

October 31, 2004


HSBC Investor Limited Maturity Fund

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund

HSBC Investor New York
Tax-Free Bond Fund

HSBC Investor Growth Fund
HSBC Investor Value Fund

HSBC Investor Growth and Income Fund

HSBC Investor Mid-Cap Fund

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund


[HSBC LOGO]

  Table of Contents

  HSBC Investor Family of Funds
  Annual Report - October 31, 2004

  Glossary of Terms
  President's Message.....................................................   1
  Commentary From the Investment Manager..................................   2
  Portfolio Reviews.......................................................   4
  Schedules of Portfolio Investments
     HSBC Investor New York Tax-Free Bond Fund............................  20
     HSBC Investor Growth and Income Fund.................................  23
     HSBC Investor Mid-Cap Fund...........................................  25
  Statements of Assets and Liabilities...................................   27
  Statements of Operations...............................................   29
  Statements of Changes in Net Assets....................................   31
  Financial Highlights...................................................   43
  Notes to Financial Statements..........................................   55
  Report of Independent Registered Public Accounting Firm................   63
  Table of Shareholder Expenses..........................................   64
  Special Meeting of Shareholders........................................   66
  Board of Trustees......................................................   67
  HSBC Investor Portfolios
  Schedules of Portfolio Investments
     HSBC Investor Limited Maturity Portfolio............................   69
     HSBC Investor Fixed Income Portfolio................................   71
     HSBC Investor Growth Portfolio......................................   74
     HSBC Investor Value Portfolio.......................................   75
     HSBC Investor International Equity Portfolio........................   76
     HSBC Investor Small Cap Equity Portfolio............................   79
  Statements of Assets and Liabilities...................................   80
  Statements of Operations...............................................   81
  Statements of Changes in Net Assets....................................   82
  Financial Highlights...................................................   85
  Notes to Financial Statements..........................................   86
  Report of Independent Registered Public Accounting Firm................   91
  Table of Shareholder Expenses..........................................   92
  Board of Trustees......................................................   94
  Privacy Policy.........................................................   96

Glossary of Terms

Beta is a coefficient measuring a stock's relative volatility. The beta is the covariance of a stock in relation to the rest of the stock market. The S&P 500 Index has a beta coefficient of 1. Therefore, any stock with a higher beta is more volatile than the market, and any with a lower beta can be expected to rise and fall more slowly than the market.

Citigroup Broad Investment-Grade Bond Fund Index is an unmanaged market capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index.

Gross Domestic Product Growth (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Consumer Price Index (CPI) A measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as "headline inflation."

Institute for Supply Management (ISM) exists to educate, develop, and advance the purchasing and supply management profession.

Lehman Brothers 7-Year Municipal Bond Index is an unmanaged broad based index comprised of investment grade, fixed-rate and tax-exempt securities with a remaining maturity of at least 7 years.

Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index generally representative of investment-grade issues with maturities between three and ten years.

Lipper Balanced Funds Average is comprised of managed funds that primarily conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

Lipper General Bond Funds Average is comprised of managed funds that do not have quality or maturity restrictions. The Funds primary goal is to keep the bulk of the portfolio's assets in corporate and government debt issues.

Lipper Intermediate Investment-Grade Debt Funds Average is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Lipper International Large-Cap Core Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

Lipper Large-Cap Core Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper Mid-Cap Growth Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper N.Y. Municipal Bond Funds Average is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

Morgan Stanley Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

NASDAQ Composite Index is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

Price/Earnings (P/E) Ratio is the price of a stock divided by its historical earnings per share.

Price-to-Book Ratio (P/B) is used to compare a stock's market value to its book value. This ratio gives some idea of whether you're paying too much for what would be left if the company went bankrupt immediately.

Price-to-Cash Flow (P/C) is the price per share divided by cash flow per share. It's used as a measure of the market's expectations regarding a firm's future financial health.

Producer Price Index (PPI) A family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller.

The Russell Universe - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of investment managers. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

Russell MidCap Growth Index is an unmanaged index which measures the performance of securities found in the Russell universe that fall in the mid-range sector.

Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest securities found in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index is an unmanaged index which measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is unmanaged index which measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is an unmanaged index that generally representative of the performance of small-capitalization stocks.

Russell 2000 Growth Index is an unmanaged index which tracks the performance of domestically traded common stocks of small- to mid-sized companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor's 500 Index (S&P 500) is an unmanaged index that measures the performance of the stock market as a whole.

Standard & Poor's Mid Cap 400 Index is an unmanaged index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Volatility Index (VIX) measures market expectation of near term volatility conveyed by stock index option prizes.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

                                                             President's Message

  Dear Shareholder:

  We are pleased to present you with the annual reports for the HSBC Investor Family of Funds for the twelve months ended October 31, 2004. The report contains the following features:

  o   Commentary From the Investment Manager

  o Portfolio Reviews--investment strategy, performance overview and outlook for the coming months

  o Schedules of Portfolio Investments--listing of the security holdings in each Fund

  o Statements of Assets and Liabilities--summary of the assets and liabilities of each Fund

  o Statements of Operations--summary of operations and its effect on the assets of each Fund

  o Statements of Changes in Net Assets--summary of changes in net assets during the period

  o Financial Highlights--per share summary of activity affecting net asset value per share

  o   Notes to Financial Statements

  Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management services to meet your needs now and in the years ahead.

  Sincerely,



  Richard A. Fabietti
  Richard A. Fabietti
  President
  December 2004

See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS  1

  Commentary From the Investment Manager

  HSBC Asset Management (Americas) Inc.

  U.S. Economic Review

  The United States economy produced sustained growth during the 12-month period ended October 31, 2004. Stronger capital spending helped support an economic recovery despite high oil prices and sporadic job growth.

  The Federal Reserve Board (the "Fed") kept short-term interest rates at the historically low level of 1% during the first seven months of the period. That accommodative monetary policy encouraged businesses and consumers to spend, helping support an economic expansion that began in early 2003. The Fed raised the federal funds rate three times during the second half of the period, bringing the rate to 1.75% in an effort to restrain inflation as the economy grew.

  Inflation showed signs of picking up during 2004, after a long period of disinflation. Expanding economies in the U.S., China, India and other countries boosted demand for oil and other commodities, and prices on those items climbed as a result. Hurricanes led to disruptions in the oil supply, which also boosted oil prices, as did fears about terrorism and instability in the Middle East. Crude oil prices climbed past $50 per barrel--very high by historical standards. Higher oil and commodity prices pushed inflation higher, but that effect was partially offset by increases in productivity.

  High costs for oil and commodities weighed on the economy by forcing consumers and businesses to curtail investment and spending in other areas. Meanwhile, the rate of job growth fluctuated considerably from month to month, as cautious businesses struggled with an uncertain economic and political outlook. Consumer confidence and spending also fluctuated. Consumer spending benefited early in the period from low mortgage rates, which allowed homeowners to free up cash by refinancing loans. That trend abated during 2004, after most eligible consumers had taken advantage of refinancing opportunities.

  Manufacturing activity grew strongly. Exporters got a boost from weakness in the dollar, which made their prices more attractive to foreign consumers. Corporate profits came in higher than expected throughout the period, although some firms began warning of a likely earnings slowdown in 2005.

  Global Economic Review

  The global economy produced strong growth during the 12-month period. The International Monetary Fund projected that the global economy would grow 5% in 2004, which would be the fastest rate in 30 years.

  Asia's surging economies led the worldwide economic expansion. China and India grew rapidly, and demand from those countries boosted growth in surrounding nations such as Taiwan, South Korea and Australia. For example, China's growth created demand for goods and services from Japan, bolstering that country's economic recovery. Unemployment in Japan fell, while exports, profits and capital spending grew.

  Europe's economy improved moderately. Industrial activity increased significantly, and the services sector also gained. But unemployment remained high throughout the period, at approximately 9%, weighing down consumer spending. A strong euro early in the period hurt exports, which had been a primary driver of growth. European companies in response cut costs and limited job growth. The U.K.'s economy continued to strengthen, powered by rising employment and solid retail and housing markets.

  Emerging economies in Latin America benefited from rising commodity prices and growing exports. Mexico's peso weakened early in the period, boosting its exports. Meanwhile, Brazil's trade surplus pushed up the value of that country's currency, the real, and its central bank was able to reduce its high interest rates.

  Market environment

  U.S. equities generated sizable gains during the first third of the 12-month period, then declined significantly. The market was characterized by a great deal of volatility, as investors tried to weigh the potential impacts of positive factors, such as economic growth and corporate profits, with negative factors including problems in Iraq, rising energy prices, uneven job growth, political uncertainty and the risk of terrorism. Value stocks outperformed growth stocks throughout much of the period. Energy stocks led the market, supported by rising energy prices.

2  HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.

  HSBC Asset Management (Americas) Inc.

  The stock market's early rally was broad-based, as many sectors benefited from signs of sustainable economic growth. Small-cap stocks led the market during this period, due to investors' belief that small companies' earnings would benefit the most from an improving economy.

  The market began to stagnate in spring, as slower-than-expected job growth and the prospect of rising interest rates caused many investors to revise their expectations. Investors shifted their emphasis to large-cap stocks, which typically fare best during periods of rising interest rates. Financial stocks lagged during this period, due to fears that rising rates and regulatory difficulties would eat into profit margins.

  Stocks fell during the summer, led by large losses among technology shares. High oil prices seemed likely to slow economic growth, causing investors to question their assumptions about earnings growth and stock valuations. Shares of semiconductor firms suffered especially poor performance, as demand weakened and inventories climbed.

  The market rebounded in early fall. Technology stocks improved, led by a strong recovery in semiconductor stocks, and energy stocks continued their strong run. Those sectors helped offset weak performance by health care stocks, which suffered from fears about weak drug pipelines, patent expirations, and the prospect for increased government regulation.

  International markets outperformed U.S. equities during the period. European stocks generated solid gains, as investors came to believe that the region's economic recovery was sustainable. Japan's market continued to benefit from the country's improving economy. Emerging markets were very volatile: They climbed early in the period, then fell dramatically during summer, and then rebounded strongly during early fall. Value stocks generally led international markets during the 12-month period.

  Bond yields fluctuated as investors tried to gauge the strength of job growth and the economy. Treasury yields fell early in the period on weak job-growth data, and then rose in anticipation of a rate increase by the Federal Reserve. High oil prices during the summer seemed likely to slow the economy, and yields fell as a result.

  Investment-grade corporate bonds performed well during much of the period. Investors found corporate yields attractive, given the low yields offered by Treasury bonds and very strong corporate balance sheets.

  New in 2004

  HSBC introduced the HSBC Investor Growth Fund and the HSBC Investor Value Fund on May 7, 2004. The objective of the Growth Fund is long-term growth of capital, primarily investing in U.S. and foreign equity securities of high quality companies. The objective of the Value Fund is long-term growth of capital and income primarily investing in U.S. and foreign equity securities of companies with large and medium capitalizations.

  The HSBC Investor Growth Fund is sub-advised by Waddell & Reed Investment Management Company. The HSBC Investor Value Fund is sub-advised by NWQ Investment Management Company, LLC. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

See notes to financial statements.               HSBC INVESTOR FAMILY OF FUNDS 3

  Portfolio Reviews

  HSBC Investor Limited Maturity Fund
  (Class A (Investor) Shares, B Shares, C Shares and Y Shares)

  by John B. Cuccia
  Fixed Income Portfolio Manager
  HSBC Asset Management (Americas) Inc.

  The HSBC Investor Limited Maturity Fund (the "Fund") seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities. The Fund utilizes a two tier structure, commonly known as Omaster-feeder,O in which the Fund invests all of its investable assets in the HSBC Investor Limited Maturity Portfolio (the "Portfolio").

  Investment Concerns

  Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss.
  Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

  The Fund returned 3.90%, (without sales charge) for the Class A (Investor) Shares and 4.25%, for the Class Y Shares during the twelve-month period ended October 31, 2004. That compared to a return of 4.88% for Lehman Brothers Intermediate Aggregate Bond Index.

  Past performance is no guarantee of future results.

  The Fund was overweight the Corporate and U.S. Agency sectors while under-weight the U.S. Treasury sector during the review period. In addition, the Fund maintained a "barbell" position along the yield curve. These strategies enhanced the Fund's performance overall however the Fund did slightly underperform its benchmark for the period.

  For a majority of the review period, the Fed left the target on the federal funds rate unchanged at 1.00%. Then on June 30th, at their scheduled Federal Open Market Committee ("FOMC") meeting they raised the funds rate to 1.25% and continued on that course with their next scheduled meetings. At earlier FOMC meetings, their comments were surprisingly dovish with respect to the timing of the beginning of any tightening cycle, despite much firmer economic data released during the period. As 2003 drew to a close, third-quarter Gross Domestic Product(4) (the "GDP") was revised higher to 8.2% from an initially reported 7.2%. Non-farm productivity was revised higher to 9.4%, giving emphasis to a strong cyclical economic recovery. In addition, manufacturing soared to twenty-year highs, according to the Institute for Supply Management. Investment-grade corporate bond spreads continued to contract generating positive returns. The Fed reiterated that policy would remain accommodative for a "considerable period of time." With the start of the new year, the U.S. economy continued to thrive. The GDP for the fourth quarter of 2003 grew 4.0%. Manufacturing continued to soar while Capacity Utilization and Industrial Production both inched higher. With respect to the consumer, their assessment of the economy was strong. Overall Retail Sales were off to a robust start, consistent with an increase in personal spending. All the housing data released still pointed to a robust housing market. Then at their first FOMC meeting of the year, the Fed changed the wording of their statement in which they discussed the removal of accommodation. Nonetheless, it was clear that no moves in rates were imminent. The bond market took that news in stride, as it rallied through the end of the first quarter. All appeared to be going well except for the employment picture, it was gloomy. The economy had failed to create the number of jobs necessary to support the economic recovery.

  Towards the end the review period, the job data had dramatically improved as evident from the latest reading in the Unemployment Rate of 5.4% from 6% a year earlier. It appeared that the economy was firing on all cylinders. Manufacturing cooled slightly from mid-year levels, but remained above 50 for the remainder of period according to the Institute for Supply Management. A reading above 50 suggests expansion in manufacturing activity. The consumer sectors such as housing, retail sales, personal income and personal spending remained solid. On the inflation front, the year-over-year change in the overall Producer Price Index(4) declined slightly to 3.3% from 3.4%, while the Consumer Price Index(4) fell to 2.5% from 2.7% for the same period. At the end of the review period, text from the Federal Reserve Board's Summary of Commentary on Current Economic Conditions (Beige Book) was released. Reports from the twelve federal districts generally suggested that economic activity continued to expand in September and early October. Capital spending and hiring appeared to pick up modestly, with hiring varied by region and industry. The report also indicated that wage pressures remained stable and that firms across the nation expressed concern regarding higher input costs, especially for petroleum-based products, energy, metals and construction materials.

  We are convinced that downside risk is significantly greater than upside risk for bonds and we maintain a defensive outlook. Relative valuations and our monetary policy forecast both provide substantial support for the current outlook. Hence, we believe the Fed will tighten policy over a 12-month time horizon as the FOMC continues its `measured' removal of monetary stimulus. Recent economic releases are more positive than previously observed indicating the economy's possible emergence from the summer `soft patch'. Uncertainties surrounding the growth implications of China's interest rate increase, and oil volatility continues to keep a bid in bonds. Our view on corporate credit is neutral. We feel that the stable credit environment will maintain spreads near current levels but are focused on the carry benefits of credit exposure. As such, the Fund's interest rate profile and sector exposure will be positioned accordingly.

4  HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.

                                                               Portfolio Reviews

HSBC Investor Limited Maturity Fund - As of October 31, 2004

Value of a $10,000 Investment


                                        HSBC Investor Limited         Lehman Brothers
                                           Maturity Fund           Intermediate Aggregate
                                          Class Y (Adviser)           Bond Funds Index
                                        ---------------------      -----------------------
 1/23/01..............................        10,000                        10,000
12/31/01..............................        10,769                        10,695
12/31/02..............................        11,581                        11,712
12/31/03..............................        11,969                        12,157
10/31/04..............................        12,356                        12,608


Value of a $10,000 Investment

                                        HSBC Investor Limited         Lehman Brothers
                                           Maturity Fund           Intermediate Aggregate
                                        Class A (Investor)(1)           Bond Funds Index
                                        ---------------------      -----------------------
  2/7/01.............................           9,526                     10,000
12/31/01.............................          10,160                     10,695
12/31/02.............................          10,901                     11,712
12/31/03.............................          11,238                     12,157
10/31/04.............................          11,567                     12,608


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return (%)

                                                                   Inception            1          3         Since
AS of October 31, 2004                                               Date             Year       Year      Inception
HSBC Investor Limited Maturity Fund Class A (Investor)(1)           2/7/01            -1.02       2.06        3.98

HSBC Investor Limited Maturity Fund Class B(2)                      2/15/01           -0.73       2.38        4.32

HSBC Investor Limited Maturity Fund Class C(3)                      2/13/01            2.07       2.99        4.50

HSBC Investor Limited Maturity Fund Class Y                         1/23/01            4.25       4.02        5.77

Lehman Brothers Intermediate Aggregate Bond Index                      --              4.88       5.12         --

Lipper Intermediate Investment-Grade Funds Average(4)                  --              4.88       4.74         --

--------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.

(2) Reflects the contingent deferred sales charge maximum of 4.00%.

(3) Reflects the contingent deferred sales charge maximum of 1.00%.

(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged index generally representative of investment-grade issues with maturities between three and ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 5

  Portfolio Reviews

  HSBC Investor Fixed Income Fund
  HSBC Investor Bond Fund (Class A (Investor) Shares, B Shares and C Shares)

  by Robert Lee
  Fixed Income Portfolio Manager
  HSBC Asset Management (Americas) Inc.

  The HSBC Investor Fixed Income Fund and the HSBC Investor Bond Fund (the "Funds") seek to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Funds utilize a two-tier structure, commonly known as a "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor Fixed Income Portfolio (the "Portfolio").

  Investment Concerns

  Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss.
  Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

  For the 12-month period ended October 31, 2004, the shares of the HSBC Investor Fixed Income Fund produced a 5.46% total return, and the Class A (Investor) Shares of the HSBC Investor Bond Fund returned 5.07%, (without sales charge). That compared to a return of 5.53% and 4.79% for the Lehman Brothers Aggregate Bond Index and the Lipper General Bond Funds Average(4), respectively.

  Past performance is no guarantee of future results.

  The Fund only slightly underperformed its benchmark index for the ?12-month period. While outperforming its peer group and benchmark on a gross basis the Fund underperformed the index on a net basis.

  For a majority of the review period, the Fed left the target on the federal funds rate unchanged at 1.00%. Then on June 30th, at their scheduled Federal Open Market Committee ("FOMC") meeting they raised the funds rate and continued on that course over their next scheduled meetings. At earlier FOMC meetings, their comments were surprisingly dovish with respect to the timing of the beginning of any tightening cycle, despite much firmer economic data released during the period. As 2003 drew to a close, third-quarter Gross Domestic Product(4) ("GDP") was revised higher to 8.2% from an initially reported 7.2%. Non-farm productivity was revised higher to 9.4%, giving emphasis to a strong cyclical economic recovery. In addition, manufacturing soared to twenty-year highs, according to the Institute for Supply Management. Investment-grade corporate bond spreads continued to contract generating positive returns. The Fed reiterated that policy would remain accommodative for a "considerable period of time." With the start of the new year, the U.S. economy continued to thrive. The GDP for the fourth quarter of 2003 grew 4.0%. Manufacturing continued to soar while Capacity Utilization and Industrial Production both inched higher. With respect to the consumer, their assessment of the economy was strong. Overall Retail Sales were off to a robust start, consistent with an increase in personal spending. All the housing data released still pointed to a robust housing market. Then at their first FOMC meeting of the year, the Fed changed the wording of their statement in which they discussed the removal of accommodation. Nonetheless, it was clear that no moves in rates were imminent. The bond market took that news in stride, as it rallied through the end of the first quarter. All appeared to be going well except for the employment picture, which was gloomy. The economy had failed to create the number of jobs necessary to support the economic recovery.

  Towards the end the review period, the job data had dramatically improved as evident from the latest reading in the Unemployment Rate of 5.4% from 6% a year earlier. It appeared that the economy was firing on all cylinders. Manufacturing cooled slightly from mid-year levels, but remained above 50 for the remainder of period according to the Institute for Supply Management. A reading above 50 suggests expansion in manufacturing activity. The consumer sectors such as housing, retail sales, personal income and personal spending remained solid. On the inflation front, the year-over-year change in the overall Producer Price Index declined slightly to 3.3% from 3.4%, while the Consumer Price index fell to 2.5% from 2.7% for the same period. At the end of the review period, text from the Federal Reserve Board's Summary of Commentary on Current Economic Conditions (Beige Book) was released. Reports from the twelve federal districts generally suggested that economic activity continued to expand in September and early October. Capital spending and hiring appeared to pick up modestly, with hiring varied by region and industry. The report also indicated that wage pressures remained stable and that firms across the nation expressed concern regarding higher input costs, especially for petroleum-based products, energy, metals and construction materials.

  We are convinced that downside risk is significantly greater than upside risk for bonds and we maintain a defensive outlook. Relative valuations and our monetary policy forecast both provide substantial support for the current outlook. Hence, we believe the Fed will tighten policy over a 12-month time horizon as the FOMC continues its `measured' removal of monetary stimulus. Recent economic releases are more positive than previously observed indicating the economy's possible emergence from the summer's `soft patch'. Uncertainties surrounding the growth implications of China's interest rate increase, and oil volatility continues to keep a bid in bonds. Our view on corporate credit is neutral. We feel that the stable credit environment will maintain spreads near current levels but are focused on the carry benefits of credit exposure. As such, the Fund's interest rate profile and sector exposure will be positioned accordingly.

  At the beginning of the review period, the Fund approximated 103% of the duration of its benchmark index. Slowly the Fund began to reduce duration and by mid October reached a low of 87% of benchmark before closing out the review period at 91% of benchmark. On a duration weighted basis we decreased our weighting in the Mortgage Backed sector by approximately 5% in the in the third quarter of calendar 2005. This was reallocated to the Corporate and taxable municipal bond sector. Additionally, we increased the portfolio's exposure to low grade credit (A/BBB) by approximately 10% and rotating out of higher quality credit (AAA/AA)'D' and into sectors that stood to benefit most from the sustained economic rebound. These strategies as well as a barbelled yield curve allocation added performance to the portfolio relative to the benchmark.*

  'D' Standard and Poor or Moody's Fund Ratings represent an opinion only, not a recommendation to buy or sell.

    * Portfolio composition is subject to change.

6 HSBC INVESTOR FAMILY OF FUNDS               See notes to financial statements.

                                                               Portfolio Reviews

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund - As of October 31, 2004

Value of a $10,000 Investment

                                                      Citigroup Broad      Lehman Brothers
                                HSBC Investor         Investment-Grade        Aggregate
                              Fixed Income Fund       Bond Fund Index         Bond Index
                              -----------------       ----------------     ---------------
  1/9/95.................          10,000                  10,000               10,000
12/31/95.................          11,847                  11,742               11,855
12/31/96.................          12,278                  12,433               12,284
12/31/97.................          13,463                  13,463               13,468
12/31/98.................          14,632                  14,384               14,642
12/31/99.................          14,512                  14,229               14,520
12/31/00.................          16,199                  15,827               16,203
12/31/01.................          17,567                  17,269               17,584
12/31/02.................          19,369                  18,744               19,358
12/31/03.................          20,164                  19,594               20,171
10/31/04.................          21,014                  20,358               21,049


Value of a $10,000 Investment

                               HSBC Investor          Citigroup Broad      Lehman Brothers
                                 Bond Fund            Investment-Grade        Aggregate
                            Class A (Investor)(1)     Bond Fund Index         Bond Index
                            ---------------------     ----------------     ---------------
 8/26/96.................           9,524                  10,000               10,000
12/31/96.................           9,997                  10,481               10,479
12/31/97.................          10,845                  11,491               11,491
12/31/98.................          11,539                  12,493               12,489
12/31/99.................          11,391                  12,389               12,387
12/31/00.................          12,599                  13,825               13,827
12/31/01.................          13,659                  15,003               14,994
12/31/02.................          14,756                  16,516               16,532
12/31/03.................          15,342                  17,211               17,211
10/31/04.................          15,892                  17,960               17,937


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Average Annual Total Return (%)

                                                                   Inception            1            5          Since
As of October 31, 2004                                               Date             Year         Year       Inception
HSBC Investor Fixed Income Fund                                     1/9/95            5.46         7.37         7.52

HSBC Investor Bond Fund Class A (Investor)(1)                       8/26/96           0.10         5.79         5.83

HSBC Investor Bond Fund Class B(2)                                  1/6/98            0.19         6.02         4.90


HSBC Investor Bond Fund Class C(3)                                  11/4/98           3.20         6.04         5.04

Lehman Brothers Aggregate Bond Index                                   --             5.53         7.58          --

Lipper General Bond Funds Average(4)                                                  4.79         5.91          --

--------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.

(2) Reflects the contingent deferred sales charge maximum of 4.00%.

(3) Reflects the contingent deferred sales charge maximum of 1.00%.

(4) For additional information, please refer to the Glossary of Terms.

The Funds have changed their standardized benchmark from the Citigroup Broad Investment-Grade Bond Fund Index to the Lehman Brothers Aggregate Bond Index to provide a more appropriate market comparison for the Fund's performance. The Citigroup Broad Investment-Grade Bond Index is a market capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS  7

Portfolio Reviews

  HSBC Investor New York Tax-Free Bond Fund
  (Class A (Investor) Shares, B Shares, C Shares and Y Shares)

  by Jerry Samet
  Senior Fixed Income Portfolio Manager
  HSBC Asset Management (Americas) Inc.

  The HSBC Investor New York Tax-Free Bond Fund (the "Fund") seeks to provide shareholders with income exempt from regular, federal, New York state and New York city personal income taxes.

  Investment Concerns

  Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss.
  Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

  A fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

  The HSBC Investor New York Tax-Free Bond Fund (the "Fund") delivered a total return of 4.57% (without sales charge) for Class A (Investor) Shares and 4.83% for Class Y Shares for the period ended October 31, 2004. That compared to 5.79% and 5.03% for the Fund's benchmarks, the Lehman Brothers New York Exempt Index and the Lipper New York Municipal Debt Funds Average(4), respectively.

  The Fund underperformed its benchmark index due to its higher quality profile than the index as well as expenses to the fund. Over the period lower quality paper and sectors such as tobacco significantly outperformed higher quality sectors. In addition, one of the standout performers in the New York market was New York City General Obligation debt which makes up approximately 15% of the benchmark index. By fund diversification rules the fund attempts to maintain a limit of 5% per issuer and as such was significantly underweight New York City bonds.

  Past performance does not guarantee future results.

  For the year, the broader municipal market outperformed the taxable market on an absolute basis. The return of the Lehman Brothers Muni Bond Index(4) was 6.03% while the return of the Lehman Brothers Aggregate Bond Index(4) was 5.53%. Relative outperformance in the municipal market was a result of the municipal market having a duration that on average was approximately 12% longer than that of the Lehman Aggregate index over the course of the year. Thus, on a duration-adjusted basis the municipal market actually marginally underperformed the taxable market on a pretax basis. Both yield curves flattened quite dramatically with yields on two-year and five-year Treasuries moving 73 (0.73%) and 4 (0.04%) basis points higher. In contrast, Ten-year and thirty year bonds were 27 (0.27%) and 34 (0.34%) basis points lower. In tax exempts, two-year municipal yields were just 48 (0.48%) basis points higher; five-year munis were 15 (0.15%) basis points higher. Ten-year munis were 36 (0.36%) basis points lower while thirty-year bonds were 24 (0.24%) basis points lower.

  The Fund's duration at the beginning of the 12-month period approximated 115% of benchmark but over the period adapted a positioning that moved to approximate 94% of benchmark and was one of the key factors that helped drive the Fund's strong performance relative to benchmark. The Fund also maintained a "barbelled" position, which helped performance as the long and short end of the curve outperformed the intermediate portion of the curve. Additionally, the Fund maintained its high credit quality profile. This tended to take away from performance as many lower rated credits outperformed due to increased revenue flows and a positive upgrade to downgrade ratio from the rating agencies.

  The State of New York is representative of what is symptomatic of many state credits across the nation. From a credit perspective states continued to improve. Moodys put the state's rating as well as its appropriated debt on positive outlook while S&P revised its outlook from negative to stable. At A2 by Moodys and AA by S&P, New York is the lowest rated state in the nation with the sole exception being the lower rated California. The average rating of states across the country stand at Aa2 according to Moodys'D'. As a result of higher than expected tax revenue a $290 million dollar budget gap narrowed to just $224 million. It now appears that the worst of the states economic stress of 2002 is behind it.*

  There has been very little change to our outlook over the past few months as we continue to trade in a very narrow range with low volatility. The portfolio remains positioned for a rising yield environment and a flattening yield curve. In fact in October municipals did flatten at a greater pace than Treasuries. While the tightening trend remains intact we do not believe that the pace of municipal flattening is likely to outpace Treasury flattening going forward. We would suspect that over the next three to four months the spread between five and ten year municipals is likely to flatten from the present 79 to an approximate spread range of 50-60. The spread between 2 and 5-year municipals flattened by 33 (0.33%) basis points point to 78 (0.78%). However, the spread between 5 and 10-year municipals narrowed by 51 (0.51%) basis points and now stands at 79 (0.79%) basis points while the 10-30 year spread actually steepened by another 12 (0.12%) basis points. The portfolio will continue to barbell. We will continue to overweigh the 10-20 year portion of the yield curve, which we believe should perform well in a rising yield environment on a duration-adjusted basis relative to the five-year portion of the yield curve. From a quality standpoint the portfolio will continue to overweigh insured and higher quality paper.*

  'D' Standard and Poor or Moody's Fund Ratings represent an opinion only, not a recommendation to buy or sell.

    * Portfolio composition is subject to change.

8  HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.

                                                               Portfolio Reviews

HSBC Investor New York Tax-Free Bond Fund - As of October 31, 2004

Value of a $10,000 Investment

                            HSBC Investor N.Y.     Lehman Brothers       Lehman Brothers
                            Tax Free Bond Fund     7-Year Municipal         NY Exempt
                            Class Y (Adviser)         Bond Index              Index
                            ------------------     ----------------      ---------------

  7/1/96.................         10,000                10,000                10,000
12/31/96.................         10,411                10,428                10,520
12/31/97.................         11,384                11,228                11,555
12/31/98.................         12,117                11,927                12,350
12/31/99.................         11,743                11,910                12,099
12/31/00.................         13,015                12,990                13,552
12/31/01.................         13,542                13,663                14,208
12/31/02.................         14,791                15,077                15,581
12/31/03.................         15,486                15,899                16,407
10/31/04.................         15,967                16,382                17,057


Value of a $10,000 Investment


                            HSBC Investor N.Y.     Lehman Brothers       Lehman Brothers
                            Tax Free Bond Fund     7-Year Municipal         NY Exempt
                           Class A (Investor)(1)      Bond Index              Index
                           ---------------------   ----------------      ---------------
  5/1/95.................         9,524                 10,000                10,000
12/31/95.................        10,415                 10,816                10,979
12/31/96.................        10,745                 11,288                11,499
12/31/97.................        11,735                 12,154                12,630
12/31/98.................        12,449                 12,910                13,499
12/31/99.................        12,033                 12,892                13,225
12/31/00.................        13,303                 14,061                14,813
12/31/01.................        13,808                 14,790                15,529
12/31/02.................        15,044                 16,321                17,031
12/31/03.................        15,711                 17,210                17,933
10/31/04.................        16,166                 17,732                18,644



The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return (%)

                                                                        Inception       1            5          Since
As of October 31, 2004                                                    Date        Year         Year       Inception

HSBC Investor New York Tax-Free Bond Fund Class A (Investor)(1)          5/1/95       -0.41        5.26         5.19

HSBC Investor New York Tax-Free Bond Fund Class B(2)                     1/6/98       -0.20        5.50         4.07

HSBC Investor New York Tax-Free Bond Fund Class C(3)                    11/4/98        2.69        5.48         3.82

HSBC Investor New York Tax-Free Bond Fund Class Y                        7/1/96        4.83        6.57         5.78

Lehman Brothers NY Exempt Index                                             --         5.79        0.74          --

Lipper New York Municipal Debt Funds Average(4)                             --         5.03        6.42          --

--------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.

(2) Reflects the contingent deferred sales charge maximum of 4.00%.

(3) Reflects the contingent deferred sales charge maximum of 1.00%.

(4) For additional information, please refer to the Glossary of Terms.

The Fund has changed its standardized benchmark from the Lehman Brothers 7-Year Municipal Bond Index to the Lehman Brothers NY Exempt Index to provide a more appropriate market comparison for the Fund's performance. The Fund is measured against the Lehman Brothers NY Exempt Index, a index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value and the Lehman Brothers 7-Year Municipal Bond Fund Index, a broad based index comprised of investment grade, fixed-rate and tax-exempt securities with a remaining maturity of at least 7 years. The indices are unmanaged and the performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

See notes to financial statements.             HSBC INVESTOR FAMILY OF FUNDS   9

Portfolio Reviews

HSBC Investor Growth and Income Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by Thomas D'Auria, CFA
Chief Investment Officer - U.S. Equities
HSBC Asset Management (Americas) Inc.

The HSBC Investor Growth and Income Fund (the "Fund") normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund returned 4.94% (without sales charge) for the Class A (Investor) Shares and 5.18% for the Class Y Shares for the year ended October 31, 2004. That compared to a 9.41% return for the S&P 500 Index and a 5.87% return for the Lipper Large-Cap Core Funds Average(4)

The Fund underperformed its benchmark primarily due to its underweight positioning in the Energy sector during the year, along with poor stock selection in the Financial and Technology sectors.

Past performance does not guarantee future results.

The U.S. equity markets produced modest gains over the 12-month period ending October 31, 2004, with the S&P 500 and NASDAQ Composite Index(4) returning 9.41% and 2.21%, respectively. After a strong rally from late November 2003 through late January 2004, that took markets up by nearly 10%, the S&P 500 traded in a very narrow range for the balance of the period. The market was essentially trendless for much of this period with sharp movements higher or lower based on the latest economic or geopolitical news events.

The major equity indices have remained listless and harder to forecast with many stocks trading in ranges without established trends. Volatility levels as proxied by the VIX index(4), have drifted to their lowest levels in several years. Geopolitical events continue to plague the markets, resulting in oil touching record levels near $55 a barrel. Not surprisingly, investors have stampeded into Energy stocks, pushing them even higher, their phenomenal returns over the past year notwithstanding. Interest rates also trended higher despite seasonally adjusted core inflation ex energy remaining tame. With rising rates and the beginnings of inflation fears surfacing, value stocks outperformed growth for most of the period. Throughout the summer, investors were confronted by softer readings of a gamut of indicators measuring employment, consumer sentiment, and manufacturing activity and leading economic activity. In addressing the weak numbers, the Federal Open Market Committee characterized the economy as going through a "soft patch", and maintained their expectations of strong economic growth for quarters ahead. Like many other investors, we too anticipated interest rate increases by the Fed. However, we still view the absolute levels of rates to be far from being restrictive. In addition, we find the tame inflation outside of energy costs to be encouraging. Similar to our interest rate view, we think the levels in the Institutional Supply Management ("ISM")(4) indicator of manufacturing activity to be more encouraging than recent changes. With levels still above 50, the ISM index is still portending further expansion in the manufacturing sector, although the extent of any growth remains admittedly the main point of controversy.

Geopolitical events stubbornly show no signs of improving with violence flaring again as insurgency rises before anticipated elections in Iraq. In addition, the conditions in Israel, Sudan, Afghanistan and Nigeria are still volatile. Russia is also locking down with the abolition of gubernatorial elections and Iran and North Korea continue to cause nuclear tension, regionally and globally.

Unchanged for the past several quarters, our optimism in improved company balance sheets and strong cash flows lead us to believe continued improvement in capital spending should materialize.

With rising rates and ISM numbers having peaked, we continue to expect the moderation in earnings growth to continue into 2005. We are closely watching for issues with corporate pensions (returns & rates lower than expected) and the potential slowing in China as key issues. We do think that the recent increase in Chinese lending rates was a positive step as it signals prudent caution among Chinese leaders about the rate of growth and speculation. We continue to believe that higher energy prices are helping do the Fed's job, dampening consumer demand and allowing the Fed to move at a slower pace than it may otherwise have done. Although likely to nudge rates up a bit more in coming months, Fed policy is a long way from restrictive. Oil prices, in conjunction with tame inflation argue against any aggressive tightening by the Fed.

The recent rally has taken the markets to the higher end of its fair valuation band, so we only see modest gains for stocks in the coming year. Current overweight positions include Healthcare, Industrials and Materials. Underweights include Consumer Discretionary and Utilities. The portfolios remain positioned with a focus on valuation, sustainable competitive advantages, consistent growth and earnings predictability, which leads to a preference for larger-cap stocks at this point in the cycle.

* Portfolio composition is subject to change.

10  HSBC INVESTOR FAMILY OF FUNDS             See notes to financial statements.

                                                               Portfolio Reviews

HSBC Investor Growth and Income Fund - As of October 31, 2004

Value of a $10,000 Investment

                                HSBC Investor Growth        Standard &
                                  and Income Fund           Poor's 500
                                 Class Y (Adviser)         Stock Index
                                --------------------       -----------
  4/2/01...................            10,000                10,000
12/31/01...................             9,598                 9,997
12/31/02...................             7,180                 7,788
12/31/03...................             9,091                10,021
10/31/04...................             9,075                10,327

Value of a $10,000 Investment

                                HSBC Investor Growth        Standard &
                                  and Income Fund           Poor's 500
                                Class A (Investor)(1)      Stock Index
                                ---------------------       -----------

 4/12/01...................             9,498                10,000
12/31/01...................             8,811                 9,997
12/31/02...................             6,575                 7,788
12/31/03...................             8,299                10,021
10/31/04...................             8,273                10,327

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return (%)

                                                                                Inception       1           Since
As of October 31, 2004                                                            Date        Year        Inception

HSBC Investor Growth and Income Fund Class A (Investor)(1)                       4/12/01     -0.29          -5.20

HSBC Investor Growth and Income Fund Class B(2)                                  4/5/01       0.13          -4.03

HSBC Investor Growth and Income Fund Class C(3)                                  11/3/03       N/A           2.57

HSBC Investor Growth and Income Fund Class Y                                     4/2/01       5.18          -2.68

S&P 500 Index                                                                       --        9.41            --

Lipper Large-Cap Core Funds Average(4)                                              --        5.87            --

--------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.

(2) Reflects the contingent deferred sales charge maximum of 4.00%.

(3) Reflects the contingent deferred sales charge maximum of 1.00%.

(4) For additional information, please refer to the Glossary of Terms.


The Fund is measured against the Standard & Poor's 500 Index, an unmanaged index that is generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

See notes to financial statements.             HSBC INVESTOR FAMILY OF FUNDS  11

  Portfolio Reviews

  HSBC Investor Mid-Cap Fund (Class A Shares, B Shares, C Shares and Trust
  Shares)

  by Thomas D'Auria, CFA
  Chief Investment Officer - U.S. Equities
  HSBC Asset Management (Americas) Inc.

  The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve a higher rate of return than that generated by the Russell MidCap Growth Index by investing at least 80% of its total assets in stocks of mid-sized companies with market capitalization, at the time of acquisition, falling within the range of the Russell MidCap Growth ($190 million to $13.3 billion).

  Investment Concerns

  Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

  Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

  The Fund's Class A Shares posted a return of 6.16% (without sales charge) and 6.37% for the Trust Shares for the 12-months ended October 31, 2004. That compares to 8.77% and 5.30% for the Fund's benchmarks, the Russell MidCap'r' Growth Index, and the Lipper Mid-Cap Growth Funds Average.(4)

  The Fund underperformed its benchmark primarily due to its underweight positioning in the Energy sector during the year, along with poor stock selection in the Financial sector.

  Past performance does not guarantee future results.

  The U.S. equity markets produced modest gains over the one-year period ending October 31, 2004, with the Russell MidCap'r' Growth Index returning 8.77% during the period. The Midcap Index moved sideways from early November 2003 until mid-December 2003, before embarking on an 11% upwards move which ended in early March 2004. From that point on the markets moved sideways to lower, particularly during a swift downwards plunge in July and August when the market shed 12% in about six weeks. From mid-August through the end of October, the markets regained what they had lost during the summer decline, ending the 12-month period 8.77% higher.

  The equity indices have remained listless and harder to forecast with many stocks trading in ranges without established trends. Volatility levels as proxied by the VIX(4) index, have drifted to their lowest levels in several year. Geopolitical events continue to plague the markets, resulting in oil touching record levels near $55 a barrel. Not surprisingly, investors have stampeded into Energy stocks, pushing them even higher, their phenomenal returns over the past year notwithstanding. Interest rates also trended higher despite seasonally adjusted core inflation ex energy remaining tame. With rising rates and the beginnings of inflation fears surfacing, value stocks outperformed growth for most of the period. Throughout the summer, investors were confronted by softer readings of a gamut of indicators measuring employment, consumer sentiment, and manufacturing activity and leading economic activity. In addressing the weak numbers, the FOMC characterized the economy as going through a "soft patch", and maintained their expectations of strong economic growth for quarters ahead. Like many other investors, we too anticipated interest rate increases by the Fed. However, we still view the absolute levels of rates to be far from being restrictive. In addition, we find the tame inflation outside of energy costs to be encouraging. Similar to our interest rate view, we think the levels in the Institute Supply Management4 ("ISM") indicator of manufacturing activity to be more encouraging than recent changes. With levels still above 50, the ISM index is still portending further expansion in the manufacturing sector, although the extent of any growth remains admittedly the main point of controversy.

  Geopolitical events stubbornly show no signs of improving with violence flaring again as insurgency rises before anticipated elections in Iraq. In addition, the conditions in Israel, Sudan, Afghanistan and Nigeria are still volatile. Russia is also locking down with the abolition of gubernatorial elections and Iran and North Korea continue to cause nuclear tension, regionally and globally.

  Unchanged for the past several quarters, our optimism in improved company balance sheets and strong cash flows lead us to believe continued improvement in capital spending should materialize.

  With rising rates and ISM numbers having peaked, we continue to expect the moderation in earnings growth to continue into 2005. We are closely watching for issues with corporate pensions (returns & rates lower than expected) and the potential slowing in China as key issues. We do think that the recent increase in Chinese lending rates was a positive step as it signals prudent caution among Chinese leaders about the rate of growth and speculation. We continue to believe that higher energy prices are helping do the Fed's job, dampening consumer demand and allowing the Fed to move at a slower pace than it may otherwise have done. Although likely to nudge rates up a bit more in coming months, Fed policy is a long way from restrictive. Oil prices, in conjunction with tame inflation argue against any aggressive tightening by the Fed.

  The recent rally has taken the markets to the higher end of its fair valuation band, so we only see modest gains for stocks in the coming year. Current overweight positions include Healthcare, Industrials and Materials. Underweights include Consumer Discretionary and Technology. The portfolios remain positioned with a focus on valuation, sustainable competitive advantages, consistent growth and earnings predictability, which leads to a preference for leading companies and those with above-average market-caps versus the benchmark.*

  * Portfolio composition is subject to change.

12  HSBC INVESTOR FAMILY OF FUNDS             See notes to financial statements.

                                                               Portfolio Reviews

HSBC Investor Mid-Cap Fund - As of October 31, 2004

Value of a $10,000 Investment

                                  HSBC Investor      HSBC Investor        Russell
                                   Mid-Cap Fund         Mid-Cap           Mid-Cap
                                    Class A(1)         Fund Trust       Growth Index
                                  -------------      -------------      ------------
10/31/94.....................          9,490             10,000            10,000
12/31/94.....................          9,045              9,524             9,693
12/31/95.....................         12,006             12,687            12,986
12/31/96.....................         13,981             14,830            15,256
12/31/97.....................         18,280             19,422            18,695
12/31/98.....................         19,968             21,259            22,035
12/31/99.....................         27,580             29,422            33,337
12/31/00.....................         30,582             32,697            29,420
12/31/01.....................         27,705             29,658            23,492
12/31/02.....................         20,173             21,648            17,054
12/31/03.....................         26,573             28,588            24,338
10/31/04.....................         27,285             29,417            25,503

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return (%)

                                                          Inception         1           5          10           Since
As of October 31, 2004                                     Date'D'        Year        Year        Year        Inception

HSBC Investor Mid-Cap Fund Class A(1)                      7/1/93         0.84        2.53        10.56          9.96

HSBC Investor Mid-Cap Fund Class B(2)                      7/1/93         1.29        2.81        10.29          9.64

HSBC Investor Mid-Cap Fund Class C(3)                      7/1/93         4.38        2.97        10.37          9.71

HSBC Investor Mid-Cap Fund Trust                           7/1/93         6.37        3.82        11.39         10.74

Russell MidCap Growth Index                                   --          8.77       -0.19         9.81           --

Lipper Mid-Cap Growth Funds Average(4)                        --          5.30       -0.46         8.30           --

--------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.

(2) Reflects the contingent deferred sales charge maximum of 4.00%.

(3) Reflects the contingent deferred sales charge maximum of 1.00%.

(4) For additional information, please refer to the Glossary of Terms.

'D' Prior to July 1, 2000, HSBC Asset Management (Americas), Inc. managed another pooled investment vehicle called a collective investment trust (CTF) with the same investment objective as the Fund since 1993. The assets from that CTF were converted into the HSBC Investor Mid-Cap Fund on July 1. The CTF was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

The Fund is measured against the Russell Midcap Growth Index, which measures the performance of those Russell securities in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

See notes to financial statements.             HSBC INVESTOR FAMILY OF FUNDS  13

  Portfolio Reviews

  HSBC Investor International Equity Fund

  HSBC Investor Overseas Equity Fund
  (Class A (Investor) Shares, B Shares and C Shares)

  by Kevin F. Simms
  Co-CIO International Value Equities and Director of Research - Global and
     International Value Equities
  AllianceBernstein Investment Research and Management

  The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, known as "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio"). The Portfolio employs Bernstein Investment Research and Management ("AllianceBernstein"), a unit of AllianceBernstein Investment Research and Management as sub-investment adviser.

  The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

  Investment Concerns

  There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

  Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

  For the 12-months ended October 31, 2004, the shares of the HSBC Investor International Equity Fund produced a 20.06% return, and the Class A (Investor) Shares of the HSBC Investor Overseas Equity Fund returned 19.40% (without sales charge). That compared to a total return of 18.84% and 14.63% for the Funds' benchmarks, the Morgan Stanley Capital International, Europe, Australasia and Far East Index and the Lipper International Large-Cap Core Funds Average.(4)

  Past performance does not guarantee future results.

  Foreign markets generally moved higher, due in part to an improving environment for corporate earnings. That environment helped the Fund and its benchmark produce moderate gains during the period.

  Strong stock selection was the primary reason that the Fund out-gained the benchmark. Sector and regional allocations had little effect on relative returns during most of the period. AllianceBerstein, which assumed management of this Fund in January, seeks undervalued stocks of firms with attractive characteristics, such as higher-than-average profitability. That approach particularly helped the Funds' stake in consumer discretionary stocks. For example, shares of a Japanese gaming-machines maker, a Japanese carmaker and a German auto-parts supplier performed especially well. Stock selection also helped the Fund's allocations to the materials, financial services and consumer staples sectors outperform the benchmark's holdings in those sectors.

  Stock selection in the technology sector hurt the Funds' relative returns. The Funds' managers emphasized shares of contract manufacturers and other stocks they considered reasonably valued. Such stocks suffered because corporate and consumer spending on technology did not rebound as quickly as it has during previous economic recoveries.

  Foreign value stocks outperformed foreign growth stocks, so the Fund benefited from its value-oriented investment style. That advantage was offset by the Funds' tilt toward large-capitalization stocks within the value universe, however, as small caps led the market for the 12-month period.

  The Funds as of October 31, 2004 held 8.5% of their assets in emerging markets. Emerging markets performed poorly early in 2004, but surged from May through October. The Fund's emerging markets stake helped returns against the benchmark, largely because of strong stock selection. The Funds will not hold more than 10% of assets in emerging markets stocks.*

  * Portfolio composition is subject to change.

14  HSBC INVESTOR FAMILY OF FUNDS             See notes to financial statements.

                               Portfolio Reviews

HSBC Investor International Equity Fund

HSBC Investor Overseas Equity Fund - As of October 31, 2003

Value of a $10,000 Investment

                                   HSBC Investor             MSCI
                                   International             EAFE
                                    Equity Fund              Index
                                   -------------             -----
  1/9/95...................            10,000                10,000
12/31/95...................            11,254                11,121
12/31/96...................            12,950                11,793
12/31/97...................            14,208                12,003
12/31/98...................            15,975                14,403
12/31/99...................            27,319                18,287
12/31/00...................            21,952                15,696
12/31/01...................            18,116                12,330
12/31/02...................            14,788                10,365
12/31/03...................            19,130                14,364
10/31/04...................            21,252                15,489


Value of a $10,000 Investment

                                   HSBC Investor             MSCI
                               Overseas Equity Fund          EAFE
                               Class A (Investor)(1)         Index
                               ---------------------         -----
 8/26/96...................             9,497                10,000
12/31/96...................            10,132                10,429
12/31/97...................            10,932                10,614
12/31/98...................            12,087                12,737
12/31/99...................            20,392                16,171
12/31/00...................            16,276                13,880
12/31/01...................            13,339                10,904
12/31/02...................            11,013                 9,166
12/31/03...................            14,138                12,703
10/31/04...................            15,627                13,697


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Average Annual Total Return

                                                                   Inception            1            5          Since
As of October 31, 2004                                               Date             Year         Year       Inception

HSBC Investor International Equity Fund                             1/9/95            20.06        -0.46        7.99

HSBC Investor Overseas Equity Fund Class A (Investor)(1)            8/26/96           13.40        -1.86        5.61

HSBC Investor Overseas Equity Fund Class B(2)                       1/6/98            14.43        -1.61        4.53

HSBC Investor Overseas Equity Fund Class C(3)                       11/4/98           17.46        -1.62        4.57

MSCI EAFE Index                                                        --             18.84        -0.92         --

Lipper International Large-Cap Core Average(4)                         --             14.63        -2.42         --


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.

(2) Reflects the contingent deferred sales charge maximum of 4.00%.

(3) Reflects the contingent deferred sales charge maximum of 1.00%.

(4) For additional information, please refer to the Glossary of Terms.


The Funds are measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 15

  Portfolio Reviews

  HSBC Investor Small Cap Equity Fund

  HSBC Investor Opportunity Fund
    (Class A (Investor) Shares, B Shares and C Shares)

  by William A. Muggia
  President-Chief Investment Officer
  Westfield Capital Management Company

  The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund ("the Funds") seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Funds invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The Portfolio employs Westfield Capital Management, LLC as sub-investment adviser.

  The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

  Investment Concerns

  Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

  Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

  For the 12-months ended October 31, 2004, the shares of the HSBC Investor Small Cap Equity Fund produced a 5.74% return and the Class A (Investor) Shares of the HSBC Investor Opportunity Fund produced a 5.31% return (without sales charge). The Funds' benchmarks, the Russell 2500'r' Growth Index and the Lipper Mid Cap Growth Funds Average, returned 6.14% and 5.30%, respectively.(4)

  Small cap stocks produced positive returns, helping the Fund and its benchmark generate moderate gains. Investors during 2004 focused on small-cap shares with strong current earnings and clear potential for future earnings growth. This focus was in contrast to the more speculative rally that occurred during 2003. The portfolio's largest gains came from the industrials, materials, financials and energy sectors.

  While the Fund underperformed the benchmark, stock selection within the technology sector contributed positively. Technology was among the index's weakest sectors during the period, with a loss of 12%. The Funds' technology holdings lost just 3%, however. The Fund's focus on stocks with strong earnings in the security services, information technology services, storage and software industries helped it avoid many of the sector's largest declines. Management's decision to reduce holdings among the most interest-rate sensitive financial service stocks boosted the portfolio's performance in that sector. Meanwhile, a focus on industrial shares with improving pricing power and cyclical earnings growth helped the Funds' stake in that sector significantly outperform the benchmark's industrial holdings. Increasing the Fund's overweight position in energy stocks also boosted relative performance, as energy stocks produced some of the period's strongest returns.

  The Funds' health care stake dragged on performance against the benchmark, as some of the stocks in the portfolio suffered from weaker-than-expected earnings and investor concerns about potential regulatory issues. In the consumer-discretionary sector, management's emphasis on media stocks hampered relative returns. The expected pick-up in advertising spending due to the improving economy, the Olympics and the election did not meet expectations, and media stocks performed poorly as a result. The Funds' management in response trimmed its media stake in favor of stocks that are less dependent on the U.S. consumer.

16  HSBC INVESTOR FAMILY OF FUNDS             See notes to financial statements.

                                                               Portfolio Reviews

HSBC Investor Small Cap Equity Fund

HSBC Investor Opportunity Fund - As of October 31, 2003

Value of a $10,000 Investment

                              HSBC Investor         Russell 2000           Russell 2500
                                Small Cap               Stock                 Growth
                               Equity Fund              Index                 Index
                              -------------         ------------           ------------
  9/3/96.................         10,000                10,000                10,000
12/31/96.................         10,864                10,931                10,629
12/31/97.................         13,336                13,376                12,197
12/31/98.................         15,127                13,036                12,575
12/31/99.................         22,418                15,806                19,552
12/31/00.................         23,547                15,329                16,406
12/31/01.................         23,240                15,710                14,629
12/31/02.................         15,539                12,492                10,373
12/31/03.................         21,618                18,395                15,177
10/31/04.................         22,318                19,453                15,564


Value of a $10,000 Investment

                              HSBC Investor         Russell 2000           Russell 2500
                             Opportunity Fund           Stock                 Growth
                           Class A (Investor)(1)        Index                 Index
                           ---------------------    ------------           ------------
 9/23/96.................          9,497                10,000                10,000
12/31/96.................          9,501                10,520                10,093
12/31/97.................         11,579                12,873                11,583
12/31/98.................         13,080                12,545                11,942
12/31/99.................         19,238                15,212                18,567
12/31/00.................         20,062                14,752                15,579
12/31/01.................         19,670                15,119                13,892
12/31/02.................         13,108                12,022                 9,850
12/31/03.................         18,068                17,703                14,412
10/31/04.................         18,596                18,722                14,780


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.


Average Annual Total Return (%)

                                                                   Inception            1         5           Since
As of October 31, 2004                                               Date             Year       Year       Inception

HSBC Investor Small Cap Equity Fund                                 9/3/96             5.74      6.71        10.34

HSBC Investor Opportunity Fund Class A (Investor)(1)                9/23/96            0.00      4.97         7.96

HSBC Investor Opportunity Fund Class B(2)                           1/6/98             0.47      5.23         6.65

HSBC Investor Opportunity Fund Class C(3)                           11/4/98            3.53      5.26         7.75

Russell 2500 Growth Index                                              --              6.14      1.13          --

Lipper Mid-Cap Growth Funds Average(4)                                 --              5.30     -0.46          --

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.

(2) Reflects the contingent deferred sales charge maximum of 4.00%.

(3) Reflects the contingent deferred sales charge maximum of 1.00%.

(4) For additional information, please refer to the Glossary of Terms.

The Funds have changed their standardized benchmark from the Russell 2000 Index to the Russell 2500 Growth Index which is a better representative of the types of securities in which the Funds invest and will provide a better performance comparison. The Russell 2000 Index is generally representative of the performance of small-capitalization stocks, and the Russell 2500 Growth Index represents the smallest 2500 securities found in the Russell universe with higher price-to-book and higher forecasted growth values. The indices are unmanaged and the performance for the indices does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 17

  Portfolio Reviews

  Portfolio Composition
  October 31, 2004
  (Unaudited)

  HSBC Investor Limited Maturity Portfolio

   Security Allocation              Percentage of Investments at Value
   -------------------              ----------------------------------

   U.S. Government Agencies                   60.7

   Corporate Bond                             26.0

   U.S. Treasury Notes                         7.5

   Asset Backed Securities                     4.3

   Sovereign                                   1.2

   Cash Equivalents                            0.3

   Total                                     100.0


  HSBC Investor Fixed Income Portfolio

   Security Allocation              Percentage of Investments at Value
   -------------------              ----------------------------------

   U.S. Government Agencies                   43.7

   Corporate Bond                             23.5

   U.S. Treasury Notes                        16.5

   Asset Backed Securities                     6.2

   Cash Equivalents                            4.2

   Collateralized Mortgage Obligations         3.6

   Municipal Bond                              1.5

   Sovereign                                   0.7

   Total                                     100.0


  HSBC Investor New York Tax Free Fund

   Security Allocation              Percentage of Investments at Value
   -------------------              ----------------------------------

   Municipal Bonds                            94.5

   Cash Equivalents                            3.3

   Variable Rate Notes                         2.2

   Total                                     100.0


  HSBC Investor Growth Portfolio

   Security Allocation             Percentage of Investments at Value
   -------------------              ----------------------------------

   Financials                                 33.3

   Industrials                                11.3

   Information Technology                     10.1

   Cash Equivalents                            9.5

   Energy                                      8.9

   Materials                                   7.6

   Consumer Discretionary                      6.4

   Consumer Staples                            5.2

   Telecommunication Services                  4.5

   Health Care                                 1.8

   Utilities                                   1.4

   Total                                     100.0


  HSBC Investor Growth and Income Fund

   Security Allocation              Percentage of Investments at Value
   -------------------              ----------------------------------

   Financials                                 20.3

   Information Technology                     14.7

   Consumer Discretionary                     14.3

   Health Care                                13.8

   Industrials                                10.9

   Energy                                      7.5

   Consumer Staples                            6.8

   Telecommunication Services                  5.9

   Materials                                   4.7

   Utilities                                   1.1

   Total                                     100.0


  HSBC Investor Mid-Cap Fund

   Security Allocation              Percentage of Investments at Value
   -------------------              ----------------------------------

   Consumer Discretionary                     23.2

   Health Care                                19.6

   Information Technology                     18.5

   Financials                                 13.2

   Industrials                                12.4

   Energy                                      5.6

   Telecommunication Services                  2.8

   Consumer Staples                            2.7

   Materials                                   1.9

   Cash Equivalents                            0.1

   Total                                     100.0


  HSBC Investor International Equity Portfolio

   Security Allocation              Percentage of Investments at Value
   -------------------              ----------------------------------

   Europe                                     61.6

   Japan                                      24.5

   Other                                       8.9

   Australia and Far East                      5.0

   Total                                     100.0

* Portfolio composition is subject to change.

18  HSBC INVESTOR FAMILY OF FUNDS             See notes to financial statements.

                                                               Portfolio Reviews

                                                           Portfolio Composition
                                                                October 31, 2004
                                                                     (Unaudited)

  HSBC Investor Small Cap Equity Portfolio

   Security Allocation              Percentage of Investments at Value
   -------------------              ----------------------------------

   Health Care                                22.0

   Information Technology                     21.4

   Industrials                                19.6

   Energy                                     14.5

   Consumer Discretionary                     10.6

   Financials                                  8.9

   Materials                                   2.2

   Cash Equivalents                            0.8

   Total                                     100.0

* Portfolio composition is subject to change.


  HSBC Investor Value Portfolio

   Security Allocation              Percentage of Investments at Value
   -------------------              ----------------------------------

   Financials                                 33.3

   Industrials                                11.3

   Information Technology                     10.1

   Cash Equivalents                            9.5

   Energy                                      8.9

   Materials                                   7.6

   Consumer Discretionary                      6.4

   Consumer Staples                            5.2

   Telecommunication Services                  4.5

   Health Care                                 1.8

   Utilities                                   1.4

   Total                                     100.0

See notes to financial statements.             HSBC INVESTOR FAMILY OF FUNDS  19

          HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004
          ......................................................................

---------------------------------------------------------------
 MUNICIPAL BONDS  - 93.2%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
NEW YORK  - 83.9%
Brookhaven, New York GO (FGIC Insured),
 5.50%, 10/1/12, Callable 10/1/06 @
 102...................................   500,000       544,050
Buffalo, New York Fiscal Stability
 Authority (FSA Insured), 5.25%,
 8/15/13...............................   500,000       570,595
Corning City, New York School District
 GO (FSA Insured), 4.00%, 6/15/08......   930,000       983,773
Corning City, New York School District
 GO (FSA Insured), 5.00%, 6/15/09......   790,000       872,468
Erie County, New York GO (FGIC
 Insured), 5.375%, 6/15/07.............   250,000       258,883
Grand Central New York District
 Management, 3.00%, 1/1/06.............   400,000       404,652
Grand Central New York District
 Management, 4.00%, 1/1/07.............   400,000       415,960
Guilderland, New York Central School
 District GO (FSA Insured), 3.50%,
 6/15/05...............................   250,000       252,720
Long Island, New York Power Authority
 Revenue (MBIA Insured), 4.50%, 4/1/11,
 Mandatory Tender 4/1/05 @ 100......... 1,075,000     1,087,363
Metropolitan Transportation Authority
 of New York Revenue (FGIC Insured),
 5.25%, 7/1/17, Prerefunded 7/1/08 @
 100.5................................. 1,145,000     1,272,369
Metropolitan Transportation Authority
 of New York Revenue (FGIC Insured),
 5.50%, 11/15/19....................... 1,000,000     1,183,300
Metropolitan Transportation Authority
 of New York Revenue (FSA Insured),
 5.00%, 11/15/32, Callable 11/15/12 @
 100................................... 1,625,000     1,669,362
Metropolitan Transportation Authority
 of New York Revenue (MBIA Insured),
 5.50%, 1/1/19.........................   480,000       542,808
Metropolitan Transportation Authority
 of New York Revenue, Escrowed to
 Maturity, 5.75%, 7/1/13...............   285,000       325,866
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.625%, 1/1/10........................ 1,240,000     1,374,131
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.75%, 1/1/14.........................   750,000       854,843
New York City GO, 5.00%, 8/1/05........ 1,000,000     1,022,790
New York City GO, 5.00%, 8/1/08........   990,000     1,074,863
New York City GO, 5.00%, 8/1/14........   200,000       220,326
New York City GO, 6.00%, 8/1/14,
 Prerefunded 8/1/07 @ 101..............    20,000        22,321
New York City GO, 6.00%, 8/1/14,
 Callable 8/1/07 @ 101.................   980,000     1,075,207
New York City Housing Development Corp.
 Revenue, AMT, 5.60%, 11/1/19..........   100,000       105,902
New York City Industrial Development
 Agency (FSA Insured), 5.00%,
 11/15/19.............................. 1,000,000     1,078,510
New York City Municipal Assistance
 Corp. Revenue, 6.00%, 7/1/06..........   735,000       785,730
New York City Municipal Water Authority
 Revenue, 5.00%, 6/15/34, Callable
 6/15/13 @ 100......................... 1,250,000     1,276,463
New York City Transitional Finance
 Authority Revenue, 5.00%, 11/1/07..... 1,000,000     1,081,790
New York City Transitional Finance
 Authority Revenue, 5.25%, 5/1/17,
 Callable 5/1/11 @ 100.................   400,000       438,460
New York City Transitional Finance
 Authority Revenue, 5.25%, 2/1/29,
 Callable 2/1/11 @ 100................. 1,540,000     1,699,374




---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York State Dormitory Authority
 Revenue (CIFG Group Insured), 4.00%,
 7/1/06................................ 1,120,000     1,155,885
New York State Dormitory Authority
 Revenue, Columbia University, 4.00%,
 7/1/06................................ 1,000,000     1,035,390
New York State Dormitory Authority
 Revenue, Columbia University, 5.00%,
 7/1/29, Mandatory put 7/1/07 @ 100.... 1,000,000     1,067,220
New York State Dormitory Authority
 Revenue, Cooper Union (MBIA Insured),
 6.00%, 7/1/19, Callable 7/1/09 @
 101...................................   350,000       400,960
New York State Dormitory Authority
 Revenue, Department of Health, 5.25%,
 7/1/16................................   500,000       553,075
New York State Dormitory Authority
 Revenue, Master Boces PG, 5.25%,
 8/15/19, (FSA Insured)................ 1,000,000     1,094,150
New York State Dormitory Authority
 Revenue, Mental Health, 4.00%,
 2/15/06............................... 1,140,000     1,167,486
New York State Dormitory Authority
 Revenue, Mental Health, 6.50%,
 8/15/11...............................   225,000       266,805
New York State Dormitory Authority
 Revenue, Mental Health, 5.50%,
 8/15/17, Prerefunded 2/15/07 @ 102....    15,000        16,469
New York State Dormitory Authority
 Revenue, Mental Health, 5.50%,
 8/15/17, Callable 2/15/07 @ 102.......   985,000     1,057,466
New York State Dormitory Authority
 Revenue, New York Presbyterian
 Hospital (AMBAC Insured), 5.50%,
 8/1/10................................   750,000       845,948
New York State Dormitory Authority
 Revenue, New York State Rehabilitation
 Association (CIFG Group Insured),
 3.00%, 7/1/05......................... 1,025,000     1,033,169
New York State Dormitory Authority
 Revenue, New York University (AMBAC
 Insured), 5.50%, 7/1/18...............   500,000       588,785
New York State Dormitory Authority
 Revenue, NYSARC (FSA Insured), 2.00%,
 7/1/05................................   785,000       786,036
New York State Dormitory Authority
 Revenue, NYSARC (FSA Insured), 2.00%,
 7/1/06................................   475,000       474,995
New York State Dormitory Authority
 Revenue, NYSARC(FSA Insured), 5.25%,
 7/1/18, Callable 7/1/12 @ 101......... 1,460,000     1,612,658
New York State Dormitory Authority
 Revenue, Rockefeller University,
 5.25%, 7/1/13, Callable 7/1/08 @
 101...................................   500,000       551,760
New York State Dormitory Authority
 Revenue, School District Board
 Financing, 5.00%, 7/1/08..............   595,000       646,426
New York State Dormitory Authority
 Revenue, School District Rescue,
 5.00%, 4/1/07.........................   500,000       532,230
New York State Dormitory Authority
 Revenue, Sloan Kettering Institute
 (MBIA Insured), 5.50%, 7/1/23......... 1,300,000     1,506,075
New York State Environmental Facscorp,
 5.70%, 1/15/14, Callable 7/15/09 @
 101...................................   415,000       470,037
New York State Environmental Facscorp,
 5.70%, 1/15/14, Prerefunded 7/15/09 @
 101...................................   570,000       655,472
New York State Environmental Facscorp,
 5.70%, 1/15/14, Prerefunded 7/15/09 @
 101...................................    15,000        17,249

20    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York State Local Government
 Assistance Corp., 6.00%, 4/1/16,
 Prerefunded 4/1/05 @ 102.............. 1,000,000     1,037,810
New York State Mortgage Agency Revenue,
 AMT, 5.60%, 10/1/14, Callable 9/1/07 @
 101.5................................. 1,000,000     1,052,020
New York State Municipal Bond Bank
 Revenue, 5.50%, 12/1/12...............   850,000       970,122
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.25%, 4/1/07...............   300,000       322,938
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.50%, 4/1/17, Callable
 4/1/11 @ 101.......................... 1,000,000     1,126,420
New York State Thruway Authority
 Revenue, Highway & Bridge (MBIA
 Insured), 5.00%, 4/1/22, Callable
 4/1/14 @ 100.......................... 1,000,000     1,068,110
New York State Thruway Authority,
 Personal Income Tax Revenue, 5.00%,
 3/15/13...............................   645,000       719,865
New York State Thruway Authority,
 Personal Income Tax Revenue, 5.50%,
 3/15/20, Callable 3/15/12 @ 100.......   500,000       563,960
New York State Thruway Authority,
 Personal Income Tax Revenue (MBIA
 Insured), 5.00%, 3/15/19, Callable
 3/15/12 @ 100......................... 1,400,000     1,511,174
New York State Thruway Authority,
 Personal Income Tax Revenue (MBIA
 Insured), 5.00%, 3/15/21, Callable
 3/15/13 @ 100.........................   500,000       533,805
New York State Thruway Authority,
 Service Contract Revenue, 5.50%,
 4/1/11................................ 1,000,000     1,133,780
New York State Urban Development Corp.,
 5.125%, 1/1/22, Callable 7/1/14 @
 100...................................   885,000       940,065
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12, Prerefunded
 4/1/07 @ 102.......................... 1,000,000     1,108,290
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12................   500,000       576,490
New York State Urban Development Corp.
 Revenue, 5.125%, 1/1/25, Prerefunded
 1/1/11 @ 100..........................   175,000       196,014
New York State Urban Development Corp.
 Revenue, Series A (MBIA Insured),
 6.50%, 1/1/09.........................   500,000       577,035
Niagara Falls New York Bridge Common
 Toll Revenue (MBIA Insured), 2.00%,
 10/1/05...............................   400,000       400,800
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/14, Callable 9/15/10 @
 101...................................   300,000       332,763




---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/15, Callable 9/15/10 @
 101...................................   665,000       727,862
Port Authority of New York & New Jersey
 Revenue, 5.00%, 9/1/27................   795,000       823,024
Port Authority of New York & New Jersey
 Revenue, 5.375%, 3/1/28............... 1,100,000     1,215,774
Port Authority of New York & New Jersey
 Special Obligation Revenue (MBIA
 Insured), AMT, 5.75%, 12/1/22,
 Callable 12/1/07 @ 102................   500,000       544,560
Suffolk County, New York (FSA Insured),
 5.25%, 5/1/12.........................   515,000       582,012
Suffolk County, New York (FSA Insured),
 5.25%, 5/1/15.........................   100,000       114,233
Tobacco Settlement Corp., 5.00%,
 6/1/06................................ 1,000,000     1,046,690
Tobacco Settlement Corp. Series C-1,
 5.50%, 6/1/21, Callable 6/1/13 @
 100................................... 1,000,000     1,093,640
Webster, New York Central School
 District GO (FSA Insured), 5.00%,
 6/15/14...............................   500,000       559,750
                                                     ----------
                                                     60,909,631
                                                     ----------
PUERTO RICO  - 9.3%
Puerto Rico Commonwealth (FSA Insured),
 5.50%, 7/1/15.........................   500,000       588,395
Puerto Rico Commonwealth, Highway and
 Transportation (MBIA Insured), 5.00%,
 9/15/17, Callable 3/15/14 @ 100....... 1,000,000     1,105,520
Puerto Rico Electric Power Authority
 Revenue (MBIA Insured), 5.25%,
 7/1/22................................ 1,000,000     1,143,520
Puerto Rico Electric Power Authority
 Revenue, Series HH (FSA Insured),
 5.25%, 7/1/29, Callable 7/1/10 @
 101................................... 1,430,000     1,515,943
Puerto Rico Public Buildings Authority
 Revenue, 5.25%, 7/1/33, Callable
 7/1/14 @ 100..........................   700,000       732,368
Puerto Rico Public Finance Corp.
 Revenue (MBIA Insured), 5.25%, 8/1/29,
 Callable 7/1/10 @ 101................. 1,000,000     1,115,090
Puerto Rico Publishing Finance Corp.
 Revenue (AMBAC Insured), 5.375%,
 6/1/18................................   500,000       583,545
                                                     ----------
                                                      6,784,381
                                                     ----------
TOTAL MUNICIPAL BONDS..................              67,694,012
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 3.3%

Provident New York Tax-Free Money
 Market Fund Institutional Shares...... 2,385,031     2,385,031
                                                     ----------
TOTAL INVESTMENT COMPANIES.............               2,385,031
                                                     ----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    21

          HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

---------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - 2.2%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
NEW YORK  - 2.2%
New York State Job Development
 Authority, 1.74%, 3/1/05, AMT.........  1,600,000    1,600,000
                                                     ----------
TOTAL VARIABLE RATE DEMAND NOTES*......               1,600,000
                                                     ----------
TOTAL INVESTMENTS
 (COST $68,301,929) (a)  - 98.7%.......              71,679,043
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $72,593,311.

(a) Represents cost for financial reporting and federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation..........  $3,406,092
    Unrealized depreciation..........     (28,978)
                                       ----------
    Net unrealized appreciation......  $3,377,114
                                       ----------
                                       ----------

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2004. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMBAC --  American Municipal Bond Assurance Corporation
AMT   --  Interest on security is subject to Federal
          Alternative Minimum Tax
FGIC  --  Federal Guaranty Insurance Corporation
FSA   --  Financial Security Assurance
GO    --  General Obligation
MBIA  --  Municipal Bond Insurance Association

22    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004
          ......................................................................

---------------------------------------------------------------
 COMMON STOCKS  - 99.9%
                                         SHARES      VALUE($)
                                         -------    -----------
AEROSPACE & DEFENSE  - 1.0%
United Technologies Corp..............    21,900      2,032,758
                                                    -----------
BANKING  - 6.4%
Bank of America Corp..................   113,300      5,074,707
BB&T Corp.............................    33,300      1,368,963
National City Corp....................    52,300      2,038,131
Wachovia Corp.........................    38,400      1,889,664
Wells Fargo & Co......................    42,100      2,514,212
                                                    -----------
                                                     12,885,677
                                                    -----------
BIOTECHNOLOGY  - 1.3%
Amgen, Inc. (b).......................    46,000      2,612,800
                                                    -----------
CHEMICALS  - 3.2%
Du Pont (E.I) de Nemours and Co.......    35,750      1,532,603
Lyondell Chemical Co..................    51,500      1,183,470
The Dow Chemical Co...................    80,900      3,635,646
                                                    -----------
                                                      6,351,719
                                                    -----------
COMMERCIAL SERVICES  - 1.6%
Cendant Corp..........................   155,150      3,194,539
                                                    -----------
COMPUTER SOFTWARE  - 6.3%
Adobe Systems, Inc....................    17,300        969,319
Affiliated Computer Services, Inc.
 (b)..................................    23,700      1,292,835
Avaya, Inc. (b).......................    63,800        918,720
Lexmark International, Inc. (b).......    10,000        831,100
Microsoft Corp........................   220,450      6,170,396
Oracle Corp. (b)......................   196,900      2,492,754
                                                    -----------
                                                     12,675,124
                                                    -----------
COMPUTERS  - 3.1%
Dell, Inc. (b)........................    59,900      2,100,094
Hewlett-Packard Co....................   103,800      1,936,908
International Business Machines
 Corp.................................    25,300      2,270,675
                                                    -----------
                                                      6,307,677
                                                    -----------
CONSUMER PRODUCTS  - 8.2%
Altria Group, Inc.....................    54,600      2,645,916
Anheuser-Busch Cos., Inc..............    27,700      1,383,615
Black & Decker Corp...................    19,900      1,597,572
Colgate-Palmolive Co..................    43,600      1,945,432
Harley-Davidson, Inc..................    21,000      1,208,970
PepsiCo, Inc..........................    86,000      4,263,880
The Coca-Cola Co......................    48,300      1,963,878
The Procter & Gamble Co...............    30,900      1,581,462
                                                    -----------
                                                     16,590,725
                                                    -----------
DIVERSIFIED MANUFACTURING
 OPERATIONS  - 9.9%
Eaton Corp............................    44,600      2,852,170
General Electric Co...................   269,200      9,185,103
ITT Industries, Inc...................    30,590      2,482,073
Tyco International Ltd................   143,300      4,463,795
Whirlpool Corp........................    17,200      1,010,500
                                                    -----------
                                                     19,993,641
                                                    -----------
ELECTRIC UTILITIES  - 1.1%
Exelon Corp...........................    55,400      2,194,948
                                                    -----------




---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                         -------    -----------
ELECTRONIC COMPONENTS &
 SEMICONDUCTORS  - 3.1%
Analog Devices........................    23,200        934,032
Intel Corp............................   160,000      3,561,600
KLA-Tencor Corp. (b)..................    16,200        737,586
Texas Instruments, Inc................    40,200        982,890
                                                    -----------
                                                      6,216,108
                                                    -----------
FINANCIAL SERVICES  - 10.0%
Capital One Financial Corp............    15,400      1,135,904
Citigroup, Inc........................   107,200      4,756,463
Countrywide Financial Corp............    21,400        683,302
Fannie Mae............................    47,600      3,339,140
Goldman Sachs Group, Inc..............    23,900      2,351,282
J.P. Morgan Chase & Co................    94,700      3,655,420
Merrill Lynch & Co., Inc..............    35,800      1,931,052
Prudential Financial, Inc.............    46,400      2,156,208
                                                    -----------
                                                     20,008,771
                                                    -----------
HEALTH CARE  - 5.2%
Anthem, Inc. (b)......................    18,600      1,495,440
Cardinal Health, Inc..................    58,800      2,748,900
Caremark Rx, Inc. (b).................   106,800      3,200,796
Guidant Corp..........................    45,200      3,011,224
                                                    -----------
                                                     10,456,360
                                                    -----------
INSURANCE  - 3.9%
American International Group, Inc.....    57,400      3,484,754
Chubb Corp............................    29,200      2,106,196
Lincoln National Corp.................    23,500      1,029,300
MetLife, Inc..........................    34,200      1,311,570
                                                    -----------
                                                      7,931,820
                                                    -----------
INTERNET RELATED  - 1.0%
eBay, Inc. (b)........................    11,200      1,093,232
Yahoo!, Inc. (b)......................    27,500        995,225
                                                    -----------
                                                      2,088,457
                                                    -----------
MEDIA  - 2.9%
Gannett Co., Inc......................    21,900      1,816,605
McGraw-Hill Cos., Inc.................    15,500      1,336,875
Viacom, Inc., Class B.................    73,000      2,663,770
                                                    -----------
                                                      5,817,250
                                                    -----------
METALS & MINING  - 1.5%
Alcoa, Inc............................    41,150      1,337,375
Phelps Dodge Corp.....................    20,250      1,772,685
                                                    -----------
                                                      3,110,060
                                                    -----------
OIL & GAS  - 7.5%
ChevronTexaco Corp....................    44,000      2,334,640
Exxon Mobil Corp......................   184,400      9,076,168
Nabors Industries Ltd. (b)............    43,150      2,119,528
Occidental Petroleum Corp.............    28,450      1,588,364
                                                    -----------
                                                     15,118,700
                                                    -----------
PHARMACEUTICALS  - 7.3%
Abbott Laboratories...................    49,800      2,122,974
Johnson & Johnson.....................    53,950      3,149,601
Pfizer, Inc...........................   221,200      6,403,740
Wyeth.................................    74,400      2,949,960
                                                    -----------
                                                     14,626,275
                                                    -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    23

          HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                         -------    -----------
RETAIL  - 8.4%
Best Buy Co., Inc.....................    37,900      2,244,438
Home Depot, Inc.......................    61,000      2,505,880
Lowe's Cos., Inc......................    20,900      1,176,252
McDonald's Corp.......................    76,900      2,241,635
Target Corp...........................    34,800      1,740,696
Wal-Mart Stores, Inc..................   130,550      7,039,256
                                                    -----------
                                                     16,948,157
                                                    -----------
TECHNOLOGY  - 1.1%
Computer Sciences Corp. (b)...........    19,000        943,730
QUALCOMM, Inc.........................    31,600      1,321,196
                                                    -----------
                                                      2,264,926
                                                    -----------
TELECOMMUNICATIONS  - 5.9%
Cisco Systems, Inc. (b)...............   151,400      2,908,394
Comcast Corp. Class A (b).............    55,400      1,634,300
Motorola, Inc.........................    91,900      1,586,194
SBC Communications, Inc...............    74,550      1,883,133
Verizon Communications, Inc...........    99,600      3,894,360
                                                    -----------
                                                     11,906,381
                                                    -----------

TOTAL COMMON STOCKS...................              201,332,873
                                                    -----------
TOTAL INVESTMENTS
 (COST $171,040,225) (a)  - 99.9%.....              201,332,873
                                                    -----------
                                                    -----------

--------------

Percentages indicated are based on net assets of $201,580,819.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,390,610. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation............  $32,354,300
    Unrealized depreciation............   (3,452,262)
                                         -----------
    Net unrealized appreciation........  $28,902,038
                                         -----------
                                         -----------

(b) Represents non-income producing security.

24    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004
          ......................................................................

----------------------------------------------------------------
 COMMON STOCKS  - 99.6%
                                           SHARES     VALUE($)
                                           -------   -----------
ADVERTISING SERVICES  - 0.7%
Getty Images, Inc. (b) ..................   15,600       922,428
                                                     -----------
AEROSPACE & DEFENSE  - 1.1%
L-3 Communications Holdings, Inc. .......   21,500     1,417,495
                                                     -----------
BIOTECHNOLOGY  - 1.6%
Genzyme Corp. (b) .......................   27,500     1,442,925
Medimmune, Inc. (b) .....................   21,000       596,820
                                                     -----------
                                                       2,039,745
                                                     -----------
CHEMICALS  - 1.9%
Lyondell Chemical Co. ...................   52,500     1,206,450
The Dow Chemical Co. ....................   25,700     1,154,958
                                                     -----------
                                                       2,361,408
                                                     -----------
COMMERCIAL SERVICES  - 3.2%
Cendant Corp. ...........................   94,100     1,937,519
H & R Block, Inc. .......................   17,700       841,635
Weight Watchers International, Inc.
 (b) ....................................   34,200     1,228,464
                                                     -----------
                                                       4,007,618
                                                     -----------
COMMUNICATIONS  - 1.0%
Harris Corp. ............................   20,000     1,230,600
                                                     -----------
COMPUTER HARDWARE  - 1.1%
Western Digital Corp. (b) ...............  168,100     1,400,273
                                                     -----------
COMPUTER SOFTWARE  - 12.8%
Adobe Systems, Inc. .....................   20,100     1,126,203
Affiliated Computer Services, Inc., Class
 A (b) ..................................   31,500     1,718,325
Avaya, Inc. (b) .........................   85,800     1,235,520
BMC Software, Inc. (b) ..................   42,500       804,100
Citrix Systems, Inc. (b) ................   59,700     1,440,561
Factset Research Systems, Inc. ..........   37,800     1,883,952
Intuit, Inc. (b) ........................   28,400     1,288,224
Lexmark International, Inc. (b) .........   20,700     1,720,377
SunGard Data Systems, Inc. (b) ..........   40,000     1,059,600
Symantec Corp. (b) ......................   19,900     1,133,106
Synopsys, Inc. (b) ......................   34,700       563,528
VeriSign, Inc. (b) ......................   48,800     1,309,304
Veritas Software Corp. (b) ..............   40,300       881,764
                                                     -----------
                                                      16,164,564
                                                     -----------
CONSUMER PRODUCTS  - 6.2%
American Standard Cos., Inc. (b) ........   22,800       833,796
Black & Decker Corp. ....................   17,500     1,404,900
Coach, Inc. (b) .........................   37,400     1,743,962
Constellation Brands, Inc. (b) ..........   43,500     1,706,505
Fortune Brands, Inc. ....................   18,000     1,310,760
The Clorox Co. ..........................   14,500       791,700
                                                     -----------
                                                       7,791,623
                                                     -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 9.5%
Danaher Corp. ...........................   26,200     1,444,406
Eaton Corp. .............................   27,900     1,784,205
ITT Industries, Inc. ....................   17,400     1,411,836
Pentair, Inc. ...........................   56,900     2,126,922
Textron, Inc. ...........................   25,700     1,751,455
Tyco International Ltd. .................  111,800     3,482,570
                                                     -----------
                                                      12,001,394
                                                     -----------


----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES     VALUE($)
                                           -------   -----------
ELECTRONIC COMPONENTS &
 SEMICONDUCTORS  - 4.6%
Arrow Electronics, Inc. (b) .............   55,000     1,317,800
Fisher Scientific International, Inc.
 (b) ....................................   17,600     1,009,536
Jabil Circuit, Inc. (b) .................   88,800     2,158,728
Linear Technology Corp. .................   35,000     1,325,800
                                                     -----------
                                                       5,811,864
                                                     -----------
FINANCIAL SERVICES  - 13.2%
Capital One Financial Corp. .............   15,900     1,172,784
Countrywide Financial Corp. .............   28,100       897,233
E*Trade Group, Inc. (b) .................   69,000       890,100
Legg Mason, Inc. ........................   16,650     1,060,772
Lehman Brothers Holdings, Inc. ..........   22,100     1,815,515
MGIC Investment Corp. ...................   10,400       668,824
Moody's, Corp. ..........................   12,000       933,720
National Financial Partners Corp. .......   32,000       983,680
Semicondutor Holders Trust ..............  176,000     5,684,800
Synovus Financial Corp. .................   43,000     1,169,170
TCF Financial Corp. .....................   44,100     1,390,032
                                                     -----------
                                                      16,666,630
                                                     -----------
HEALTH CARE  - 13.5%
Bausch & Lomb, Inc. .....................   18,900     1,152,144
Beckman Coulter, Inc. ...................   17,100     1,017,450
Becton Dickinson & Co. ..................   23,800     1,249,500
Cardinal Health, Inc. ...................   34,900     1,631,575
Caremark Rx, Inc. (b) ...................   80,400     2,409,587
DENTSPLY International, Inc. ............   26,200     1,362,662
Express Scripts, Inc. (b) ...............   13,200       844,800
Guidant Corp. ...........................   30,500     2,031,910
Laboratory Corp. of America Holdings
 (b) ....................................   35,200     1,612,160
Neurocrine Biosciences, Inc. (b) ........   29,900     1,391,845
Varian Medical Systems, Inc. (b) ........   18,800       754,820
Wellpoint Health Networks, Inc. (b) .....   17,100     1,669,986
                                                     -----------
                                                      17,128,439
                                                     -----------
HOTELS & LODGING  - 1.0%
Marriott International, Inc., Class A ...   24,000     1,307,760
                                                     -----------
MEDIA  - 2.4%
Liberty Media Corp., Class A (b) ........  131,200     1,170,304
New York Times Co., Class A .............   14,800       592,740
The Washington Post Company, Class B ....    1,400     1,281,000
                                                     -----------
                                                       3,044,044
                                                     -----------
METALS & MINING  - 1.8%
Phelps Dodge Corp. ......................   25,600     2,241,024
                                                     -----------
OIL & GAS  - 5.6%
Baker Hughes, Inc. ......................   31,900     1,366,277
BJ Services Co. .........................   11,200       571,200
EOG Resources, Inc. .....................   10,000       665,600
Nabors Industries Ltd. (b) ..............   25,000     1,228,000
Newfield Exploration Co. (b) ............   12,900       750,780
Patterson-UTI Energy, Inc. ..............   50,800       976,884
Peabody Energy Corp. ....................   10,000       637,800
XTO Energy, Inc. ........................   25,300       844,514
                                                     -----------
                                                       7,041,055
                                                     -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    25

          HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES     VALUE($)
                                           -------   -----------
PHARMACEUTICALS  - 4.3%
Allergan, Inc. ..........................   16,800     1,202,208
McKesson Corp. ..........................   53,200     1,418,312
Mylan Laboratories, Inc. ................   88,900     1,530,858
Teva Pharmaceutical Industries Ltd.
 ADR ....................................   50,700     1,318,200
                                                     -----------
                                                       5,469,578
                                                     -----------
REAL ESTATE  - 0.7%
The St. Joe Co. .........................   17,800       906,020
                                                     -----------

RESIDENTIAL BUILDING
 CONSTRUCTION  - 1.1%
Toll Brothers, Inc. (b) .................   29,800     1,381,230
                                                     -----------

RESTAURANTS  - 1.3%
YUM! Brands, Inc. .......................   37,900     1,648,650
                                                     -----------

RETAIL  - 9.2%
Bed Bath & Beyond, Inc. (b) .............   49,300     2,010,947
Best Buy Co., Inc. ......................   30,000     1,776,600
Brinker International, Inc. (b) .........   37,600     1,214,480
Chico's FAS, Inc. (b) ...................   33,500     1,341,005
Dollar Tree Stores, Inc. (b) ............   26,900       777,410
Michaels Stores, Inc. ...................   39,800     1,158,180
PETsMART, Inc. ..........................   48,900     1,563,822
Radioshack Corp. ........................   30,300       906,879
Reynolds American, Inc. .................   12,900       888,294
                                                     -----------
                                                      11,637,617
                                                     -----------
----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES     VALUE($)
                                           -------   -----------
TELECOMMUNICATIONS  - 1.8%
Adelphia Business Solutions, Inc. (b) ...   19,923           319
Juniper Networks, Inc. (b) ..............   68,900     1,833,429
Lucent Technologies, Inc. (b) ...........  130,100       461,855
                                                     -----------
                                                       2,295,603
                                                     -----------
TOTAL COMMON STOCKS......................            125,916,662
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.1%

HSBC Investor Money Market Fund Class I
 Shares*.................................  104,768       104,768
                                                     -----------
TOTAL INVESTMENT COMPANIES...............                104,768
                                                     -----------
TOTAL INVESTMENTS
 (COST $108,369,244) (a)  - 99.7%........            126,021,430
                                                     -----------
                                                     -----------

--------------

Percentages indicated are based on net assets of $126,362,380.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $155,182. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation..............  $20,708,105
    Unrealized depreciation..............   (3,211,101)
                                           -----------
    Net unrealized appreciation..........  $17,497,004
                                           -----------
                                           -----------

(b) Represents non-income producing security.

 *  Investment in affiliate.

26    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2004
          ......................................................................

                                            LIMITED             FIXED                                NEW YORK
                                            MATURITY            INCOME              BOND             TAX-FREE
                                              FUND               FUND               FUND            BOND FUND
--------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in master                   $39,840,773        $109,719,844       $24,704,441
  Investments, at value (non
   affiliated)                                                                                     $71,679,043
  Interest and dividends receivable                --                  --                --            883,271
  Receivable for capital shares issued            550               9,796            23,776            200,313
  Receivable from Investment Adviser            9,956                  --            15,022                 --
  Prepaid expenses                                867               6,909               321              3,177
                                          -----------        ------------       -----------        -----------
  TOTAL ASSETS                             39,852,146         109,736,549        24,743,560         72,765,804
                                          -----------        ------------       -----------        -----------
LIABILITIES:
  Cash overdraft                                   --                  --                --             11,151
  Dividends payable                            53,515             171,584            33,824             77,219
  Payable for capital shares redeemed           4,000               4,724            44,518             22,264
  Accrued expenses and other
   liabilities:
    Investment management                          --                  --                --             15,169
    Administration                              1,890               5,575               967              5,694
    Distribution                                5,930                  --             7,827             12,732
    Shareholder servicing                       1,811                  --             5,241             10,982
    Other                                      10,858              36,357             9,080             17,282
                                          -----------        ------------       -----------        -----------
  TOTAL LIABILITIES                            78,004             218,240           101,457            172,493
                                          -----------        ------------       -----------        -----------
NET ASSETS                                $39,774,142        $109,518,309       $24,642,103        $72,593,311
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
...............................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                                 $39,042,242        $104,276,286       $24,765,493        $69,102,282
  Accumulated undistributed
   (overdistributed) net investment
   income                                      (2,273)             61,426            11,787                  3
  Accumulated net realized gains
   (losses) from investment
   transactions                               214,250          (1,586,160)         (829,218)           113,912
  Unrealized appreciation/depreciation
   from investments                           519,923           6,766,757           694,041          3,377,114
                                          -----------        ------------       -----------        -----------
NET ASSETS                                $39,774,142        $109,518,309       $24,642,103        $72,593,311
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
...............................................................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                              $ 1,557,501        $         --       $17,248,098        $32,889,203
  Shares Outstanding                          154,753                  --         1,627,563          2,905,302
  Net Asset Value and Redemption Price
   per share                              $     10.06        $         --       $     10.60        $     11.32
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
  Maximum sales charge                          4.75%                  --             4.75%              4.75%
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                         $     10.56        $         --       $     11.13        $     11.88
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
...............................................................................................................
CLASS B SHARES
  Net Assets                              $ 6,320,623        $         --       $ 7,017,191        $17,456,645
  Shares Outstanding                          626,786                  --           662,130          1,543,667
  Net Asset Value, Offering Price and
   Redemption Price per share*            $     10.08        $         --       $     10.60        $     11.31
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
...............................................................................................................
CLASS C SHARES
  Net Assets                              $   679,403        $         --       $   376,814        $ 2,339,677
  Shares Outstanding                           67,445                  --            35,585            206,100
  Net Asset Value, Offering Price and
   Redemption Price per share*            $     10.07        $         --       $     10.59        $     11.35
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
...............................................................................................................
CLASS Y SHARES
  Net Assets                              $31,216,615        $         --       $        --        $19,907,786
  Shares Outstanding                        3,097,720                  --                --          1,758,285
  Net Asset Value, Offering Price and
   Redemption Price per share             $     10.08        $         --       $        --        $     11.32
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
...............................................................................................................
ADVISOR SHARES
  Net Assets                              $        --        $109,518,309       $        --        $        --
  Shares Outstanding                               --          10,095,786                --                 --
  Net Asset Value, Offering Price and
   Redemption Price per share             $        --        $      10.85       $        --        $        --
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
Investments, at cost                                                                               $68,301,929
                                                                                                   -----------
                                                                                                   -----------


                                           GROWTH               VALUE
                                            FUND                 FUND
                                        ---------------    ---------------
ASSETS:
  Investments in master                   $38,195,749        $48,959,543
  Investments, at value (non
   affiliated)
  Interest and dividends receivable                --                 --
  Receivable for capital shares issued         42,650             34,723
  Receivable from Investment Adviser            1,489                 --
  Prepaid expenses                                775                851
                                          -----------        -----------
  TOTAL ASSETS                             38,240,663         48,995,117
                                          -----------        -----------
LIABILITIES:
  Cash overdraft                                   --                 --
  Dividends payable                                --                 --
  Payable for capital shares redeemed          34,756            115,107
  Accrued expenses and other
   liabilities:
    Investment management                          --                223
    Administration                              1,183              1,542
    Distribution                                1,089              1,502
    Shareholder servicing                       3,922              4,893
    Other                                       1,750              3,354
                                          -----------        -----------
  TOTAL LIABILITIES                            42,700            126,621
                                          -----------        -----------
NET ASSETS                                $38,197,963        $48,868,496
                                          -----------        -----------
                                          -----------        -----------
.........................................................................
COMPOSITION OF NET ASSETS:
  Capital                                 $38,473,324        $46,389,386
  Accumulated undistributed
   (overdistributed) net investment
   income                                          --             30,849
  Accumulated net realized gains
   (losses) from investment
   transactions                            (1,428,444)           434,463
  Unrealized appreciation/depreciation
   from investments                         1,153,083          2,013,798
                                          -----------        -----------
NET ASSETS                                $38,197,963        $48,868,496
                                          -----------        -----------
                                          -----------        -----------
.........................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                              $17,371,871        $20,932,531
  Shares Outstanding                        1,384,754          1,564,218
  Net Asset Value and Redemption Price
   per share                              $     12.55        $     13.38
                                          -----------        -----------
                                          -----------        -----------
  Maximum sales charge                          5.00%              5.00%
                                          -----------        -----------
                                          -----------        -----------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                         $     13.21        $     14.08
                                          -----------        -----------
                                          -----------        -----------
.........................................................................
CLASS B SHARES
  Net Assets                              $ 1,402,224        $ 1,937,616
  Shares Outstanding                          115,804            149,653
  Net Asset Value, Offering Price and
   Redemption Price per share*            $     12.11        $     12.95
                                          -----------        -----------
                                          -----------        -----------
.........................................................................
CLASS C SHARES
  Net Assets                              $   308,913        $   398,640
  Shares Outstanding                           25,377             30,634
  Net Asset Value, Offering Price and
   Redemption Price per share*            $     12.17        $     13.01
                                          -----------        -----------
                                          -----------        -----------
.........................................................................
CLASS Y SHARES
  Net Assets                              $19,114,955        $25,599,709
  Shares Outstanding                        1,523,207          1,913,995
  Net Asset Value, Offering Price and
   Redemption Price per share             $     12.55        $     13.38
                                          -----------        -----------
                                          -----------        -----------
.........................................................................
ADVISOR SHARES
  Net Assets                              $        --        $        --
  Shares Outstanding                               --                 --
  Net Asset Value, Offering Price and
   Redemption Price per share             $        --        $        --
                                          -----------        -----------
                                          -----------        -----------

--------------

* Redemption Price per share varies by length of time shares are held.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    27

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2004
          ......................................................................

                                             GROWTH AND          MID-CAP         INTERNATIONAL         OVERSEAS
                                            INCOME FUND            FUND           EQUITY FUND        EQUITY FUND
----------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in master                                                           $148,304,804       $19,928,105
  Investments, at value (non affiliated)
   (Note 2)                                 $201,332,873       $125,916,662
  Investment in affiliates at value                   --            104,768                 --                --
  Interest and dividends receivable              241,696             33,033                 --                --
  Receivable for capital shares issued               763              1,061              1,281            29,944
  Receivable for investments sold                837,633          1,678,866                 --                --
  Receivable from Investment Adviser                  --                 --                 --                --
  Tax reclaims receivable                             --                 --             64,778            16,269
  Prepaid expenses                                 9,188              3,149              2,451               248
                                            ------------       ------------       ------------       -----------
  TOTAL ASSETS                               202,422,153        127,737,539        148,373,314        19,974,566
                                            ------------       ------------       ------------       -----------
LIABILITIES:
  Cash overdraft                                  71,947                 --                 --                --
  Payable for investments purchased              604,725          1,259,014                 --                --
  Payable for capital shares redeemed              1,711             12,639              5,168            43,818
  Accrued expenses and other
   liabilities:
  Investment management                           93,331             57,789                 --                --
  Administration                                  19,943             10,805              6,886               741
  Distribution                                     2,479              4,489                 --             1,675
  Shareholder servicing                            1,169              1,861                 --             4,157
  Other                                           46,029             28,562             44,485             4,956
                                            ------------       ------------       ------------       -----------
  TOTAL LIABILITIES                              841,334          1,375,159             56,539            55,347
                                            ------------       ------------       ------------       -----------
NET ASSETS                                  $201,580,819       $126,362,380       $148,316,775       $19,919,219
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
COMPOSITION OF NET ASSETS:
  Capital                                   $219,314,413       $118,859,260       $138,495,354       $16,771,152
  Accumulated undistributed
   (overdistributed) net investment
   income                                        566,583                 --          2,066,521            86,769
  Accumulated net realized gains
   (losses) from investment and foreign
   currency transactions                     (48,592,825)       (10,149,066)        (6,343,732)        1,165,026
  Unrealized appreciation/depreciation
   from investments and foreign
   currencies                                 30,292,648         17,652,186         14,098,632         1,896,272
                                            ------------       ------------       ------------       -----------
NET ASSETS                                  $201,580,819       $126,362,380       $148,316,775       $19,919,219
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
.................................................................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                                $  1,500,077       $  1,877,843       $         --       $17,721,430
  Shares Outstanding                             171,211            222,554                 --         1,271,886
  Net Asset Value and Redemption Price
   per share                                $       8.76       $       8.44       $         --       $     13.93
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
  Maximum sales charge                             5.00%              5.00%                 --             5.00%
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
  Maximum Offering Price per share (Net
   Asset Value/(100% - maximum sales
   charge))                                 $       9.22       $       8.88       $         --       $     14.66
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
.................................................................................................................
CLASS B SHARES
  Net Assets                                $  3,820,480       $  7,036,937       $         --       $ 2,061,188
  Shares Outstanding                             441,959            861,896                 --           153,440
  Net Asset Value, Offering Price and
   Redemption Price per share*              $       8.64       $       8.16       $         --       $     13.43
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
.................................................................................................................
CLASS C SHARES
  Net Assets                                $     41,220       $     93,537       $         --       $   136,601
  Shares Outstanding                               4,721             11,382                 --             9,992
  Net Asset Value, Offering Price and
   Redemption Price per share*              $       8.73       $       8.22       $         --       $     13.67
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
.................................................................................................................
CLASS Y SHARES
  Net Assets                                $196,219,042       $         --       $         --       $        --
  Shares Outstanding                          22,372,386                 --                 --                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $       8.77       $         --       $         --       $        --
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
.................................................................................................................
ADVISOR SHARES
  Net Assets                                $         --       $         --       $148,316,775       $        --
  Shares Outstanding                                  --                 --          9,971,695                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $         --       $         --       $      14.87       $        --
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
.................................................................................................................
TRUST SHARES
  Net Assets                                $         --       $117,354,063       $         --       $        --
  Shares Outstanding                                  --         13,780,983                 --                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $         --       $       8.52       $         --       $        --
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
  Investments, at cost                      $171,040,225       $108,369,244
                                            ------------       ------------
                                            ------------       ------------


                                            SMALL CAP         OPPORTUNITY
                                           EQUITY FUND            FUND
                                          --------------     ---------------
ASSETS:
  Investments in master                     $279,762,634       $25,873,141
  Investments, at value (non affiliated)
   (Note 2)
  Investment in affiliates at value                   --                --
  Interest and dividends receivable                   --                --
  Receivable for capital shares issued               908            17,548
  Receivable for investments sold                     --                --
  Receivable from Investment Adviser                  --             8,329
  Tax reclaims receivable                             --                --
  Prepaid expenses                                 7,838               892
                                            ------------       -----------
  TOTAL ASSETS                               279,771,380        25,899,910
                                            ------------       -----------
LIABILITIES:
  Cash overdraft                                      --                --
  Payable for investments purchased                   --                --
  Payable for capital shares redeemed              3,728            28,698
  Accrued expenses and other
   liabilities:
  Investment management                               --                --
  Administration                                  11,644             1,019
  Distribution                                        --             2,228
  Shareholder servicing                               --             5,426
  Other                                           87,059             6,313
                                            ------------       -----------
  TOTAL LIABILITIES                              102,431            43,684
                                            ------------       -----------
NET ASSETS                                  $279,668,949       $25,856,226
                                            ------------       -----------
                                            ------------       -----------
...........................................................................
COMPOSITION OF NET ASSETS:
  Capital                                   $267,996,465       $24,442,837
  Accumulated undistributed
   (overdistributed) net investment
   income                                             --                --
  Accumulated net realized gains
   (losses) from investment and foreign
   currency transactions                     (29,184,678)       (2,170,915)
  Unrealized appreciation/depreciation
   from investments and foreign
   currencies                                 40,857,162         3,584,304
                                            ------------       -----------
NET ASSETS                                  $279,668,949       $25,856,226
                                            ------------       -----------
                                            ------------       -----------
...........................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                                $         --       $20,901,610
  Shares Outstanding                                  --         1,916,157
  Net Asset Value and Redemption Price
   per share                                $         --       $     10.91
                                            ------------       -----------
                                            ------------       -----------
  Maximum sales charge                                --             5.00%
                                            ------------       -----------
                                            ------------       -----------
  Maximum Offering Price per share (Net
   Asset Value/(100% - maximum sales
   charge))                                 $         --       $     11.48
                                            ------------       -----------
                                            ------------       -----------
...........................................................................
CLASS B SHARES
  Net Assets                                $         --       $ 4,610,633
  Shares Outstanding                                  --           447,874
  Net Asset Value, Offering Price and
   Redemption Price per share*              $         --       $     10.29
                                            ------------       -----------
                                            ------------       -----------
...........................................................................
CLASS C SHARES
  Net Assets                                $         --       $   343,983
  Shares Outstanding                                  --            33,110
  Net Asset Value, Offering Price and
   Redemption Price per share*              $         --       $     10.39
                                            ------------       -----------
                                            ------------       -----------
...........................................................................
CLASS Y SHARES
  Net Assets                                $         --       $        --
  Shares Outstanding                                  --                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $         --       $        --
                                            ------------       -----------
                                            ------------       -----------
...........................................................................
ADVISOR SHARES
  Net Assets                                $279,668,949       $        --
  Shares Outstanding                          21,391,198                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $      13.07       $        --
                                            ------------       -----------
                                            ------------       -----------
...........................................................................
TRUST SHARES
  Net Assets                                $         --       $        --
  Shares Outstanding                                  --                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $         --       $        --
                                            ------------       -----------
                                            ------------       -----------

--------------

* Redemption Price per share varies by length of time shares are held.

28    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2004 (a)
          ......................................................................

                                            LIMITED             FIXED                                NEW YORK
                                            MATURITY            INCOME              BOND             TAX-FREE
                                            FUND                FUND                FUND             FUND
                                        ---------------    ---------------    ---------------    ---------------
INVESTMENT INCOME:
  Interest                                 $       --         $       --         $       --         $2,697,209
  Dividends                                        --                 --                 --             12,508
  Investment income from portfolio          1,679,052          5,153,890          1,181,187                 --
  Foreign tax withholding from
   portfolio                                       --                 --                 --                 --
  Expenses from portfolio                    (233,585)          (555,214)          (127,546)                --
                                           ----------         ----------         ----------         ----------
  TOTAL INVESTMENT INCOME                   1,445,467          4,598,676          1,053,641          2,709,717
                                           ----------         ----------         ----------         ----------
...............................................................................................................
EXPENSES:
  Investment management                            --                 --                 --            174,494
  Administration                               15,239             39,914              9,164             52,292
  Distribution:
    Class B Shares                             47,349                 --             54,562            138,367
    Class C Shares                             11,091                 --              3,204             20,233
  Shareholder servicing:
    Class A (Investor) Shares                   6,035                 --             41,900             72,123
    Class B Shares                             15,783                 --             18,187             46,122
    Class C Shares                              3,697                 --              1,068              6,744
  Accounting                                   35,999              9,001             27,000             72,746
  Custodian                                        --                 --                 --             21,989
  Insurance                                     1,517              3,914                434              1,639
  Registration                                  2,344             14,826              8,215              3,206
  Printing                                     14,746             24,192              9,150             21,617
  Transfer agent                               80,063             27,211             62,938             69,889
  Trustee                                         321                370                182              1,025
  Other                                         5,299             11,044              3,320             13,487
                                           ----------         ----------         ----------         ----------
   Total expenses before fee
    reductions                                239,483            130,472            239,324            715,973
   Fees reduced by Investment Adviser         (43,698)                --            (54,731)                --
                                           ----------         ----------         ----------         ----------
   NET EXPENSES                               195,785            130,472            184,593            715,973
                                           ----------         ----------         ----------         ----------
...............................................................................................................
NET INVESTMENT INCOME (LOSS)                1,249,682          4,468,204            869,048          1,993,744
                                           ----------         ----------         ----------         ----------
...............................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS: (b)
Net realized gains (losses) from
 investment transactions                      331,944          1,275,025           (157,901)           113,912
Change in unrealized
 appreciation/depreciation from
 investments                                   32,330            (86,587)           377,523            817,257
                                           ----------         ----------         ----------         ----------
...............................................................................................................
Net realized/unrealized gains (losses)
 from investment transactions                 364,274          1,188,438            219,622            931,169
                                           ----------         ----------         ----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                $1,613,956         $5,656,642         $1,088,670         $2,924,913
                                           ----------         ----------         ----------         ----------
                                           ----------         ----------         ----------         ----------


                                            GROWTH              VALUE
                                             FUND                FUND
                                        ---------------    ---------------
INVESTMENT INCOME:
  Interest                                $        --         $       --
  Dividends                                        --                 --
  Investment income from portfolio            135,660            453,975
  Foreign tax withholding from
   portfolio                                      (16)            (1,224)
  Expenses from portfolio                    (127,675)          (163,306)
                                          -----------         ----------
  TOTAL INVESTMENT INCOME                       7,969            289,445
                                          -----------         ----------
..........................................................................
EXPENSES:
  Investment management                            --                 --
  Administration                                6,534              8,459
  Distribution:
    Class B Shares                              5,100              6,843
    Class C Shares                              1,045              1,368
  Shareholder servicing:
    Class A (Investor) Shares                  19,374             24,303
    Class B Shares                              1,700              2,281
    Class C Shares                                348                456
  Accounting                                   17,130             17,130
  Custodian                                        --                 --
  Insurance                                       350                445
  Registration                                     --                 --
  Printing                                      8,372             10,670
  Transfer agent                               21,675             21,677
  Trustee                                          74                 93
  Other                                         3,644              4,056
                                          -----------         ----------
   Total expenses before fee
    reductions                                 85,346             97,781
   Fees reduced by Investment Adviser         (19,457)           (10,929)
                                          -----------         ----------
   NET EXPENSES                                65,889             86,852
                                          -----------         ----------
..........................................................................
NET INVESTMENT INCOME (LOSS)                  (57,920)           202,593
                                          -----------         ----------
..........................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS: (b)
Net realized gains (losses) from
 investment transactions                   (1,428,444)           434,463
Change in unrealized
 appreciation/depreciation from
 investments                                1,153,083          2,013,798
                                          -----------         ----------
..........................................................................
Net realized/unrealized gains (losses)
 from investment transactions                (275,361)         2,448,261
                                          -----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                               $  (333,281)        $2,650,854
                                          -----------         ----------
                                          -----------         ----------

--------------

(a) The Growth Fund and Value Fund commenced operations on May 7, 2004.

(b) With the exception of New York Tax-Free Bond Fund, represents amounts allocated from the respective Master Portfolios.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    29

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2004
          ......................................................................

                                           GROWTH AND          MID-CAP         INTERNATIONAL         OVERSEAS
                                          INCOME FUND            FUND           EQUITY FUND        EQUITY FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                               $ 3,232,778        $    733,695       $        --         $       --
  Dividends from affiliated
   investments                                  2,950              11,581                --                 --
  Investment income from portfolio                 --                  --         3,763,791            498,174
  Tax reclaims                                     --                  --             8,469              4,101
  Foreign tax withholding from
   portfolio                                       --                  --          (534,436)           (71,211)
  Expenses from portfolio                          --                  --        (1,234,862)          (152,651)
                                          -----------        ------------       -----------         ----------
  TOTAL INVESTMENT INCOME (LOSS)            3,235,728             745,276         2,002,962            278,413
                                          -----------        ------------       -----------         ----------
...............................................................................................................
EXPENSES:
  Investment management                     1,156,774             734,735                --                 --
  Administration                              157,574             100,085            49,743              6,271
  Distribution:
    Class B Shares                             24,823              50,294                --             12,213
    Class C Shares                                145                 461                --              1,001
  Shareholder servicing:
    Class A (Investor) Shares                   6,467               4,424                --             37,446
    Class B Shares                              8,274              16,765                --              4,071
    Class C Shares                                 48                 154                --                334
  Accounting                                   63,101              63,079             8,898             27,000
  Custodian                                    56,717              47,146                --                 --
  Registration                                 15,485              13,715            26,928             10,464
  Printing                                     59,867              35,170            32,542             10,449
  Transfer agent                               66,527              96,268            29,618             63,321
  Trustee                                       3,223               2,164               766                121
  Other                                        43,513              28,851            14,154              2,759
                                          -----------        ------------       -----------         ----------
    Total expenses before fee
      reductions                            1,662,538           1,193,311           162,649            175,450
    Fees reduced by Investment Adviser             --                  --                --            (15,880)
                                          -----------        ------------       -----------         ----------
  NET EXPENSES                              1,662,538           1,193,311           162,649            159,570
                                          -----------        ------------       -----------         ----------
...............................................................................................................
NET INVESTMENT INCOME (LOSS)                1,573,190            (448,035)        1,840,313            118,843
                                          -----------        ------------       -----------         ----------
...............................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS AND FOREIGN
 CURRENCIES: (a)
Net realized gains from investment and
 foreign currency transactions              9,000,926          21,489,500        19,965,089          2,009,405
Change in unrealized
 appreciation/depreciation from
 investments and foreign currencies           (23,421)        (11,346,234)        2,586,405            693,652
                                          -----------        ------------       -----------         ----------
...............................................................................................................
Net realized/unrealized gains from
 investment, options and foreign
 currency transactions                      8,977,505          10,143,266        22,551,494          2,703,057
                                          -----------        ------------       -----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                               $10,550,695        $  9,695,231       $24,391,807         $2,821,900
                                          -----------        ------------       -----------         ----------
                                          -----------        ------------       -----------         ----------


                                          SMALL CAP          OPPORTUNITY
                                         EQUITY FUND            FUND
                                        --------------     ---------------
INVESTMENT INCOME:
  Dividends                               $         --        $       --
  Dividends from affiliated
   investments                                      --                --
  Investment income from portfolio           1,033,870            92,645
  Tax reclaims                                      --                --
  Foreign tax withholding from
   portfolio                                        --                --
  Expenses from portfolio                   (2,516,337)         (223,032)
                                          ------------        ----------
  TOTAL INVESTMENT INCOME (LOSS)            (1,482,467)         (130,387)
                                          ------------        ----------
..........................................................................
EXPENSES:
  Investment management                             --                --
  Administration                               106,877             9,458
  Distribution:
    Class B Shares                                  --            33,404
    Class C Shares                                  --             2,694
  Shareholder servicing:
    Class A (Investor) Shares                       --            51,086
    Class B Shares                                  --            11,135
    Class C Shares                                  --               898
  Accounting                                     9,000            27,000
  Custodian                                         --                --
  Registration                                  20,246             9,660
  Printing                                      77,378            12,436
  Transfer agent                                30,153            84,849
  Trustee                                        2,161               183
  Other                                         29,085             3,764
                                          ------------        ----------
    Total expenses before fee
      reductions                               274,900           246,567
    Fees reduced by Investment Adviser              --           (26,819)
                                          ------------        ----------
  NET EXPENSES                                 274,900           219,748
                                          ------------        ----------
..........................................................................
NET INVESTMENT INCOME (LOSS)                (1,757,367)         (350,135)
                                          ------------        ----------
..........................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS AND FOREIGN
 CURRENCIES: (a)
Net realized gains from investment and
 foreign currency transactions              30,929,551         1,634,222
Change in unrealized
 appreciation/depreciation from
 investments and foreign currencies        (11,885,640)         (121,946)
                                          ------------        ----------
..........................................................................
Net realized/unrealized gains from
 investment, options and foreign
 currency transactions                      19,043,911         1,512,276
                                          ------------        ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                               $ 17,286,544        $1,162,141
                                          ------------        ----------
                                          ------------        ----------

--------------

(a) With the exception of Growth and Income Fund and Mid-Cap Fund, represents amounts allocated from the respective Master Portfolios.

30    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF CHANGES IN NET ASSETS
          ......................................................................

                                                LIMITED MATURITY FUND                             FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
                                        FOR THE                FOR THE                  FOR THE                FOR THE
                                       YEAR ENDED             YEAR ENDED               YEAR ENDED             YEAR ENDED
                                    OCTOBER 31, 2004       OCTOBER 31, 2003         OCTOBER 31, 2004       OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                  $ 1,249,682            $  3,333,115             $  4,468,204          $  10,945,642
  Net realized gains from
    investment transactions                  331,944               4,918,617                1,275,025             11,905,117
  Change in unrealized
    appreciation/depreciation from
    investments                               32,330              (2,609,744)                 (86,587)            (2,456,592)
                                         -----------            ------------             ------------          -------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                           1,613,956               5,641,988                5,656,642             20,394,167
                                         -----------            ------------             ------------          -------------
.............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                  (79,559)               (100,206)                      --                     --
  Class B Shares                            (161,712)               (152,669)                      --                     --
  Class C Shares                             (37,490)                (63,642)                      --                     --
  Class Y Shares                          (1,086,077)             (3,280,529)                      --                     --
  Advisor Shares                                  --                      --               (4,500,718)           (11,850,331)
NET REALIZED GAINS:
  Class A (Investor) Shares                 (135,028)                     --                       --                     --
  Class B Shares                            (282,131)                     --                       --                     --
  Class C Shares                            (105,514)                     --                       --                     --
  Class Y Shares                          (1,415,704)                     --                       --                     --
                                         -----------            ------------             ------------          -------------
CHANGE IN NET ASSETS FROM
 SHAREHOLDER DIVIDENDS                    (3,303,215)             (3,597,046)              (4,500,718)           (11,850,331)
                                         -----------            ------------             ------------          -------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                             (2,200,141)            (60,812,597)              (2,606,046)          (182,416,067)
                                         -----------            ------------             ------------          -------------
CHANGE IN NET ASSETS                      (3,889,400)            (58,767,655)              (1,450,122)          (173,872,231)
.............................................................................................................................
NET ASSETS:
  Beginning of year                       43,663,542             102,431,197              110,968,431            284,840,662
                                         -----------            ------------             ------------          -------------
  End of year                            $39,774,142            $ 43,663,542             $109,518,309          $ 110,968,431
                                         -----------            ------------             ------------          -------------
                                         -----------            ------------             ------------          -------------
  Accumulated undistributed
    (overdistributed) net
    investment income                    $    (2,273)           $     (6,183)            $     61,426          $       3,875
                                         -----------            ------------             ------------          -------------
                                         -----------            ------------             ------------          -------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    31

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                      LIMITED MATURITY FUND                         FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2004     OCTOBER 31, 2003       OCTOBER 31, 2004     OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $    420,136        $  32,333,443           $         --        $          --
  Dividends reinvested                               200,881               86,864                     --                   --
  Cost of shares redeemed                         (2,229,725)         (30,657,661)                    --                   --
                                                ------------        -------------           ------------        -------------
Class A (Investor) Shares capital
 transactions                                     (1,608,708)           1,762,646                     --                   --
                                                ------------        -------------           ------------        -------------
..............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                        893,262            3,107,219                     --                   --
  Dividends reinvested                               397,930              130,108                     --                   --
  Cost of shares redeemed                         (1,163,686)            (964,324)                    --                   --
                                                ------------        -------------           ------------        -------------
Class B Shares capital transactions                  127,506            2,273,003                     --                   --
                                                ------------        -------------           ------------        -------------
..............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                         83,393            1,471,188                     --                   --
  Dividends reinvested                               141,149               57,276                     --                   --
  Cost of shares redeemed                         (1,990,271)            (733,409)                    --                   --
                                                ------------        -------------           ------------        -------------
Class C Shares capital transactions               (1,765,729)             795,055                     --                   --
                                                ------------        -------------           ------------        -------------
..............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                      9,931,279           35,228,965                     --                   --
  Dividends reinvested                             1,913,383            2,958,619                     --                   --
  Cost of shares redeemed                        (10,797,872)        (103,830,885)                    --                   --
                                                ------------        -------------           ------------        -------------
Class Y Shares capital transactions                1,046,790          (65,643,301)                    --                   --
                                                ------------        -------------           ------------        -------------
..............................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                             --                   --             26,239,405          174,706,822
  Dividends reinvested                                    --                   --              2,670,922            3,243,190
  Cost of shares redeemed                                 --                   --            (31,516,373)        (360,366,079)
                                                ------------        -------------           ------------        -------------
Advisor Shares capital transactions                       --                   --             (2,606,046)        (182,416,067)
                                                ------------        -------------           ------------        -------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $ (2,200,141)       $ (60,812,597)          $ (2,606,046)       $(182,416,067)
                                                ------------        -------------           ------------        -------------
                                                ------------        -------------           ------------        -------------
..............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                              41,873            3,077,715                     --                   --
  Reinvested                                          19,911                8,421                     --                   --
  Redeemed                                          (223,097)          (2,924,192)                    --                   --
                                                ------------        -------------           ------------        -------------
Change in Class A (Investor) Shares                 (161,313)             161,944                     --                   --
                                                ------------        -------------           ------------        -------------
..............................................................................................................................
CLASS B SHARES:
  Issued                                              88,212              293,513                     --                   --
  Reinvested                                          39,414               12,334                     --                   --
  Redeemed                                          (115,235)             (91,409)                    --                   --
                                                ------------        -------------           ------------        -------------
Change in Class B Shares                              12,391              214,438                     --                   --
                                                ------------        -------------           ------------        -------------
..............................................................................................................................
CLASS C SHARES:
  Issued                                               8,294              138,667                     --                   --
  Reinvested                                          13,973                5,442                     --                   --
  Redeemed                                          (197,361)             (70,036)                    --                   --
                                                ------------        -------------           ------------        -------------
Change in Class C Shares                            (175,094)              74,073                     --                   --
                                                ------------        -------------           ------------        -------------
..............................................................................................................................
CLASS Y SHARES:
  Issued                                             984,517            3,349,080                     --                   --
  Reinvested                                         189,646              279,954                     --                   --
  Redeemed                                        (1,068,607)          (9,718,276)                    --                   --
                                                ------------        -------------           ------------        -------------
Change in Class Y Shares                             105,556           (6,089,242)                    --                   --
                                                ------------        -------------           ------------        -------------
..............................................................................................................................
ADVISOR SHARES:
  Issued                                                  --                   --              2,434,997           16,137,521
  Reinvested                                              --                   --                247,974              299,797
  Redeemed                                                --                   --             (2,927,030)         (32,896,242)
                                                ------------        -------------           ------------        -------------
Change in Advisor Shares                                  --                   --               (244,059)         (16,458,924)
                                                ------------        -------------           ------------        -------------

32    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                                                                        NEW YORK
                                                            BOND FUND                              TAX-FREE BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                              YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2004     OCTOBER 31, 2003       OCTOBER 31, 2004     OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $   869,048          $   747,914            $ 1,993,744          $ 1,858,380
  Net realized gains (losses) from
    investment transactions                        (157,901)             323,271                113,912              718,711
  Change in unrealized
    appreciation/depreciation
    from investments                                377,523             (145,359)               817,257             (200,970)
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       1,088,670              925,826              2,924,913            2,376,121
                                                -----------          -----------            -----------          -----------
.............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                        (638,457)            (551,717)              (868,263)            (645,402)
  Class B Shares                                   (223,750)            (237,511)              (419,400)            (415,040)
  Class C Shares                                    (13,252)             (27,506)               (61,105)             (82,589)
  Class Y Shares                                         --                   --               (646,490)            (714,717)
NET REALIZED GAINS:
  Class A (Investor) Shares                              --                   --               (120,953)                  --
  Class B Shares                                         --                   --                (92,061)                  --
  Class C Shares                                         --                   --                (15,865)                  --
  Class Y (Adviser) Shares                               --                   --                (96,127)                  --
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                         (875,459)            (816,734)            (2,320,264)          (1,857,748)
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                     2,250,029            2,909,577              7,769,011           12,299,920
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS                              2,463,240            3,018,669              8,373,660           12,818,293
.............................................................................................................................
NET ASSETS:
  Beginning of year                              22,178,863           19,160,194             64,219,651           51,401,358
                                                -----------          -----------            -----------          -----------
  End of year                                   $24,642,103          $22,178,863            $72,593,311          $64,219,651
                                                -----------          -----------            -----------          -----------
                                                -----------          -----------            -----------          -----------
  Accumulated undistributed
    (overdistributed) net investment income     $    11,787          $      (174)           $         3          $     1,515
                                                -----------          -----------            -----------          -----------
                                                -----------          -----------            -----------          -----------
                                            -------------------- ---------------        ---------------      ---------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    33

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                                                                        NEW YORK
                                                            BOND FUND                              TAX-FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED          YEAR ENDED             YEAR ENDED            YEAR ENDED
                                            OCTOBER 31, 2004     OCTOBER 31, 2003       OCTOBER 31, 2004     OCTOBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $ 11,120,582         $ 8,398,463            $19,778,905          $ 11,543,580
  Dividends reinvested                               592,247             501,654                907,234               590,442
  Cost of shares redeemed                         (8,748,191)         (6,884,172)           (10,395,878)           (6,313,380)
                                                ------------         -----------            -----------          ------------
Class A (Investor) Shares capital
 transactions                                      2,964,638           2,015,945             10,290,261             5,820,642
                                                ------------         -----------            -----------          ------------
..............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                        899,953           2,250,164              2,134,581             6,989,555
  Dividends reinvested                               191,588             196,735                389,604               319,238
  Cost of shares redeemed                         (1,572,057)         (1,164,858)            (3,543,472)           (1,755,775)
                                                ------------         -----------            -----------          ------------
Class B Shares capital transactions                 (480,516)          1,282,041             (1,019,287)            5,553,018
                                                ------------         -----------            -----------          ------------
..............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                          9,167              18,000                276,101             1,160,527
  Dividends reinvested                                12,757              20,473                 54,385                63,214
  Cost of shares redeemed                           (256,017)           (426,882)            (1,262,303)             (610,458)
                                                ------------         -----------            -----------          ------------
Class C Shares capital transactions                 (234,093)           (388,409)              (931,817)              613,283
                                                ------------         -----------            -----------          ------------
..............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                             --                  --              3,969,688             8,199,696
  Dividends reinvested                                    --                  --                188,028               197,795
  Cost of shares redeemed                                 --                  --             (4,727,862)           (8,084,514)
                                                ------------         -----------            -----------          ------------
Class Y Shares capital transactions                       --                  --               (570,146)              312,977
                                                ------------         -----------            -----------          ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $  2,250,029         $ 2,909,577            $ 7,769,011          $ 12,299,920
                                                ------------         -----------            -----------          ------------
                                                ------------         -----------            -----------          ------------
..............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                           1,055,569             794,521              1,759,416             1,028,866
  Reinvested                                          56,325              47,355                 80,838                52,637
  Redeemed                                          (833,673)           (653,528)              (926,189)             (564,319)
                                                ------------         -----------            -----------          ------------
Change in Class A (Investor) Shares                  278,221             188,348                914,065               517,184
                                                ------------         -----------            -----------          ------------
..............................................................................................................................
CLASS B SHARES:
  Issued                                              85,059             211,083                189,522               620,289
  Reinvested                                          18,245              18,625                 34,705                28,472
  Redeemed                                          (149,766)           (110,752)              (318,736)             (157,037)
                                                ------------         -----------            -----------          ------------
Change in Class B Shares                             (46,462)            118,956                (94,509)              491,724
                                                ------------         -----------            -----------          ------------
..............................................................................................................................
CLASS C SHARES:
  Issued                                                 868               1,669                 24,608               103,233
  Reinvested                                           1,213               1,940                  4,817                 5,614
  Redeemed                                           (24,313)            (40,512)              (112,449)              (54,259)
                                                ------------         -----------            -----------          ------------
Change in Class C Shares                             (22,232)            (36,903)               (83,024)               54,588
                                                ------------         -----------            -----------          ------------
..............................................................................................................................
CLASS Y SHARES:
  Issued                                                  --                  --                353,878               734,436
  Reinvested                                              --                  --                 16,713                17,662
  Redeemed                                                --                  --               (421,929)             (724,104)
                                                ------------         -----------            -----------          ------------
Change in Class Y Shares                                  --                  --                (51,338)               27,994
                                                ------------         -----------            -----------          ------------
                                            -------------------  ---------------        ---------------      ---------------

34    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                                GROWTH FUND             VALUE FUND
----------------------------------------------------------------------------------------------------------
                                                                  FOR THE                FOR THE
                                                               PERIOD ENDED           PERIOD ENDED
                                                             OCTOBER 31, 2004 (a)   OCTOBER 31, 2004 (a)
----------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                                    $    (57,920)          $   202,593
  Net realized gains (losses) from investment transactions          (1,428,444)              434,463
  Change in unrealized appreciation/depreciation from
    investments                                                      1,153,083             2,013,798
                                                                  ------------           -----------
CHANGE IN NET ASSETS FROM OPERATIONS                                  (333,281)            2,650,854
                                                                  ------------           -----------
............................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                                                 --               (68,463)
  Class B Shares                                                            --                (1,749)
  Class C Shares                                                            --                  (444)
  Class Y Shares                                                            --              (105,185)
                                                                  ------------           -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS                             --              (175,841)
                                                                  ------------           -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                      38,531,244            46,393,483
                                                                  ------------           -----------
CHANGE IN NET ASSETS                                                38,197,963            48,868,496
............................................................................................................
NET ASSETS:
  Beginning of period                                                       --                    --
                                                                  ------------           -----------
  End of period                                                   $ 38,197,963           $48,868,496
                                                                  ------------           -----------
                                                                  ------------           -----------
  Accumulated undistributed (overdistributed) net investment
    income                                                        $         --           $    30,849
                                                                  ------------           -----------
                                                                  ------------           -----------

--------------

(a) The Growth Fund and Value Fund commenced operations on May 7, 2004.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    35

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                                 GROWTH FUND               VALUE FUND
-------------------------------------------------------------------------------------------------------------
                                                                  FOR THE                  FOR THE
                                                                PERIOD ENDED             PERIOD ENDED
                                                              OCTOBER 31, 2004 (a)     OCTOBER 31, 2004 (a)
-------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                                      $19,786,406              $23,212,388
  Dividends reinvested                                                      --                   67,173
  Cost of shares redeemed                                           (2,253,596)              (3,411,150)
                                                                   -----------              -----------
Class A (Investor) Shares capital transactions                      17,532,810               19,868,411
                                                                   -----------              -----------
..............................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                        1,516,870                1,963,686
  Dividends reinvested                                                      --                    1,711
  Cost of shares redeemed                                              (93,968)                (124,729)
                                                                   -----------              -----------
Class B Shares capital transactions                                  1,422,902                1,840,668
                                                                   -----------              -----------
..............................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                                          329,711                  402,773
  Dividends reinvested                                                      --                      440
  Cost of shares redeemed                                              (17,780)                 (23,948)
                                                                   -----------              -----------
Class C Shares capital transactions                                    311,931                  379,265
                                                                   -----------              -----------
..............................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                                       20,852,452               26,452,278
  Dividends reinvested                                                      --                   81,165
  Cost of shares redeemed                                           (1,588,851)              (2,228,304)
                                                                   -----------              -----------
Class Y Shares capital transactions                                 19,263,601               24,305,139
                                                                   -----------              -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                     $38,531,244              $46,393,483
                                                                   -----------              -----------
                                                                   -----------              -----------
..............................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                             1,564,821                1,818,480
  Reinvested                                                                --                    5,025
  Redeemed                                                            (180,067)                (259,287)
                                                                   -----------              -----------
Change in Class A (Investor) Shares                                  1,384,754                1,564,218
                                                                   -----------              -----------
..............................................................................................................
CLASS B SHARES:
  Issued                                                               123,574                  159,465
  Reinvested                                                                --                      133
  Redeemed                                                              (7,770)                  (9,945)
                                                                   -----------              -----------
Change in Class B Shares                                               115,804                  149,653
                                                                   -----------              -----------
..............................................................................................................
CLASS C SHARES:
  Issued                                                                26,836                   32,464
  Reinvested                                                                --                       34
  Redeemed                                                              (1,459)                  (1,864)
                                                                   -----------              -----------
Change in Class C Shares                                                25,377                   30,634
                                                                   -----------              -----------
..............................................................................................................
CLASS Y SHARES:
  Issued                                                             1,651,120                2,077,872
  Reinvested                                                                --                    6,073
  Redeemed                                                            (127,913)                (169,950)
                                                                   -----------              -----------
Change in Class Y Shares                                             1,523,207                1,913,995
                                                                   -----------              -----------
                                                              ----------------------   ----------------

--------------

(a) The Growth Fund and Value Fund commenced operations on May 7, 2004.

36    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                     GROWTH AND INCOME FUND                           MID-CAP FUND
----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE             FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED          YEAR ENDED
                                            OCTOBER 31, 2004     OCTOBER 31, 2003       OCTOBER 31, 2004    OCTOBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $  1,573,190         $  1,762,934         $   (448,035)        $   (277,390)
  Net realized gains (losses) from
    investment and options transactions            9,000,926           (9,441,001)          21,489,500                9,437
  Change in unrealized
    appreciation/depreciation from
    investments and options                          (23,421)          38,518,987          (11,346,234)          33,785,071
                                                ------------         ------------         ------------         ------------
CHANGE IN NET ASSETS FROM OPERATIONS              10,550,695           30,840,920            9,695,231           33,517,118
                                                ------------         ------------         ------------         ------------
 ...........................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                          (12,296)             (10,010)                  --                   --
  Class B Shares                                        (876)              (2,046)                  --                   --
  Class C Shares (a)                                     (24)                  --                   --                   --
  Class Y Shares                                  (1,535,871)          (2,030,344)                  --                   --
                                                ------------         ------------         ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (1,549,067)          (2,042,400)                  --                   --
                                                ------------         ------------         ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                    (14,941,610)           7,450,742          (51,555,708)          31,225,520
                                                ------------         ------------         ------------         ------------
CHANGE IN NET ASSETS                              (5,939,982)          36,249,262          (41,860,477)          64,742,638
............................................................................................................................
NET ASSETS:
  Beginning of year                              207,520,801          171,271,539          168,222,857          103,480,219
                                                ------------         ------------         ------------         ------------
  End of year                                   $201,580,819         $207,520,801         $126,362,380         $168,222,857
                                                ------------         ------------         ------------         ------------
                                                ------------         ------------         ------------         ------------
  Accumulated undistributed
    (overdistributed) net investment income     $    566,583         $    542,460         $         --         $         --
                                                ------------         ------------         ------------         ------------
                                                ------------         ------------         ------------         ------------

--------------

(a) Growth and Income Class C Shares commenced operations on November 3, 2003.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    37

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                     GROWTH AND INCOME FUND                           MID-CAP FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2004     OCTOBER 31, 2003       OCTOBER 31, 2004     OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $  1,500,035         $    900,030           $    863,793         $    638,547
  Dividends reinvested                                12,137                9,705                     --                   --
  Cost of shares redeemed                         (1,915,097)            (576,695)              (614,831)            (388,850)
                                                ------------         ------------           ------------         ------------
Class A (Investor) Shares capital
 transactions                                       (402,925)             333,040                248,962              249,697
                                                ------------         ------------           ------------         ------------
..............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                      1,837,750              945,891              1,257,527              873,543
  Dividends reinvested                                   869                2,022                     --                   --
  Cost of shares redeemed                           (320,783)            (139,831)              (548,619)            (429,567)
                                                ------------         ------------           ------------         ------------
Class B Shares capital transactions                1,517,836              808,082                708,908              443,976
                                                ------------         ------------           ------------         ------------
..............................................................................................................................
CLASS C SHARES: (a)
  Proceeds from shares issued                         45,962                   --                 38,477               25,000
  Cost of shares redeemed                             (5,303)                  --                 (4,165)                  --
                                                ------------         ------------           ------------         ------------
Class C Shares capital transactions                   40,659                   --                 34,312               25,000
                                                ------------         ------------           ------------         ------------
..............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                     12,306,056           33,049,306                     --                   --
  Dividends reinvested                               348,375              421,341                     --                   --
  Cost of shares redeemed                        (28,751,611)         (27,161,027)                    --                   --
                                                ------------         ------------           ------------         ------------
Class Y Shares capital transactions              (16,097,180)           6,309,620                     --                   --
                                                ------------         ------------           ------------         ------------
..............................................................................................................................
TRUST SHARES:
  Proceeds from shares issued                             --                   --             11,848,793           46,107,032
  Cost of shares redeemed                                 --                   --            (64,396,683)         (15,600,185)
                                                ------------         ------------           ------------         ------------
Trust Shares capital transactions                         --                   --            (52,547,890)          30,506,847
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $(14,941,610)        $  7,450,742           $(51,555,708)        $ 31,225,520
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
..............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                             170,577              114,468                103,921               90,070
  Reinvested                                           1,389                1,290                     --                   --
  Redeemed                                          (218,685)             (78,927)               (74,968)             (56,634)
                                                ------------         ------------           ------------         ------------
Change in Class A (Investor) Shares                  (46,719)              36,831                 28,953               33,436
                                                ------------         ------------           ------------         ------------
..............................................................................................................................
CLASS B SHARES:
  Issued                                             209,864              125,862                155,872              131,936
  Reinvested                                             101                  265                     --                   --
  Redeemed                                           (37,302)             (18,379)               (69,124)             (65,762)
                                                ------------         ------------           ------------         ------------
Change in Class B Shares                             172,663              107,748                 86,748               66,174
                                                ------------         ------------           ------------         ------------
..............................................................................................................................
CLASS C SHARES: (a)
  Issued                                               5,315                   --                  4,931                3,671
  Redeemed                                              (595)                  --                   (506)                  --
                                                ------------         ------------           ------------         ------------
Change in Class C Shares                               4,720                   --                  4,425                3,671
                                                ------------         ------------           ------------         ------------
..............................................................................................................................
CLASS Y SHARES:
  Issued                                           1,406,257            4,459,324                     --                   --
  Reinvested                                          39,834               56,068                     --                   --
  Redeemed                                        (3,307,085)          (3,647,279)                    --                   --
                                                ------------         ------------           ------------         ------------
Change in Class Y Shares                          (1,860,994)             868,113                     --                   --
                                                ------------         ------------           ------------         ------------
..............................................................................................................................
TRUST SHARES:
  Issued                                                  --                   --              1,427,284            6,913,528
  Redeemed                                                --                   --             (7,710,357)          (2,336,030)
                                                ------------         ------------           ------------         ------------
Change in Trust Shares                                    --                   --             (6,283,073)           4,577,498
                                                ------------         ------------           ------------         ------------

--------------

(a) Growth and Income Fund class C Shares commenced operations on November 3, 2003.

38    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                  INTERNATIONAL EQUITY FUND                     OVERSEAS EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2004     OCTOBER 31, 2003       OCTOBER 31, 2004     OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                        $   1,840,313         $  2,282,789           $   118,843          $     1,123
  Net realized gains (losses) from
    investment and foreign currency
    transactions                                  19,965,089             (889,405)            2,009,405              194,623
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies             2,586,405           43,679,183               693,652            2,572,761
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       24,391,807           45,072,567             2,821,900            2,768,507
                                               -------------         ------------           -----------          -----------
.............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                               --                   --               (75,763)             (71,236)
  Class B Shares                                          --                   --                    --               (3,341)
  Class C Shares                                          --                   --                    --                  (54)
  Advisor Shares                                  (3,737,768)          (3,705,000)                   --                   --
NET REALIZED GAINS FROM INVESTMENT AND
 FOREIGN CURRENCY TRANSACTIONS:
  Class A (Investor) Shares                               --                   --                    --                   --
  Class B Shares                                          --                   --                    --                   --
  Class C Shares                                          --                   --                    --                   --
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (3,737,768)          (3,705,000)              (75,763)             (74,631)
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                      4,005,057         (112,413,621)            5,879,349              713,058
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS                              24,659,096          (71,046,054)            8,625,486            3,406,934
.............................................................................................................................
NET ASSETS:
  Beginning of year                              123,657,679          194,703,733            11,293,733            7,886,799
                                               -------------         ------------           -----------          -----------
  End of year                                  $ 148,316,775         $123,657,679           $19,919,219          $11,293,733
                                               -------------         ------------           -----------          -----------
                                               -------------         ------------           -----------          -----------
  Accumulated undistributed net investment
    income                                     $   2,066,521         $  3,732,087           $    86,769          $    77,699
                                               -------------         ------------           -----------          -----------
                                               -------------         ------------           -----------          -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    39

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                              INTERNATIONAL EQUITY FUND                         OVERSEAS EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
                                         FOR THE                FOR THE                  FOR THE                FOR THE
                                       YEAR ENDED              YEAR ENDED              YEAR ENDED             YEAR ENDED
                                    OCTOBER 31, 2004        OCTOBER 31, 2003        OCTOBER 31, 2004       OCTOBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued            $         --         $            --            $10,468,157            $ 74,256,371
  Dividends reinvested                             --                      --                 74,544                  69,478
  Cost of shares redeemed                          --                      --             (5,380,471)            (73,955,056)
                                         ------------         ---------------            -----------            ------------
Class A (Investor) Shares capital
 transactions                                      --                      --              5,162,230                 370,793
                                         ------------         ---------------            -----------            ------------
.............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                      --                      --                836,302                 400,571
  Dividends reinvested                             --                      --                     --                   3,234
  Cost of shares redeemed                          --                      --               (111,311)                (67,981)
                                         ------------         ---------------            -----------            ------------
Class B Shares capital
 transactions                                      --                      --                724,991                 335,824
                                         ------------         ---------------            -----------            ------------
.............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                      --                      --                 24,526                  10,780
  Dividends reinvested                             --                      --                     --                      54
  Cost of shares redeemed                          --                      --                (32,398)                 (4,393)
                                         ------------         ---------------            -----------            ------------
Class C Shares capital
 transactions                                      --                      --                 (7,872)                  6,441
                                         ------------         ---------------            -----------            ------------
.............................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued              26,978,110           1,033,987,233                     --                      --
  Dividends reinvested                      1,968,545               2,711,050                     --                      --
  Cost of shares redeemed                 (24,941,598)         (1,149,111,904)                    --                      --
                                         ------------         ---------------            -----------            ------------
Advisor Shares capital
 transactions                               4,005,057            (112,413,621)                    --                      --
                                         ------------         ---------------            -----------            ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                            $  4,005,057         $  (112,413,621)           $ 5,879,349            $    713,058
                                         ------------         ---------------            -----------            ------------
                                         ------------         ---------------            -----------            ------------
.............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                           --                      --                816,578               7,113,411
  Reinvested                                       --                      --                  5,847                   7,075
  Redeemed                                         --                      --               (411,221)             (6,989,865)
                                         ------------         ---------------            -----------            ------------
Change in Class A (Investor)
 Shares                                            --                      --                411,204                 130,621
                                         ------------         ---------------            -----------            ------------
.............................................................................................................................
CLASS B SHARES:
  Issued                                           --                      --                 67,626                  40,360
  Reinvested                                       --                      --                     --                     339
  Redeemed                                         --                      --                 (9,063)                 (7,369)
                                         ------------         ---------------            -----------            ------------
Change in Class B Shares                           --                      --                 58,563                  33,330
                                         ------------         ---------------            -----------            ------------
.............................................................................................................................
CLASS C SHARES:
  Issued                                           --                      --                  1,956                   1,049
  Reinvested                                       --                      --                     --                       6
  Redeemed                                         --                      --                 (2,475)                   (439)
                                         ------------         ---------------            -----------            ------------
Change in Class C Shares                           --                      --                   (519)                    616
                                         ------------         ---------------            -----------            ------------
.............................................................................................................................
ADVISOR SHARES:
  Issued                                    1,962,577              92,631,040                     --                      --
  Reinvested                                  151,249                 255,518                     --                      --
  Redeemed                                 (1,835,748)           (101,337,125)                    --                      --
                                         ------------         ---------------            -----------            ------------
Change in Advisor Shares                      278,078              (8,450,567)                    --                      --
                                         ------------         ---------------            -----------            ------------

40    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                SMALL CAP EQUITY FUND                             OPPORTUNITY FUND
----------------------------------------------------------------------------------------------------------------------------
                                         FOR THE                FOR THE                  FOR THE                FOR THE
                                       YEAR ENDED             YEAR ENDED               YEAR ENDED             YEAR ENDED
                                    OCTOBER 31, 2004       OCTOBER 31, 2003         OCTOBER 31, 2004       OCTOBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss                    $ (1,757,367)          $ (1,565,842)            $  (350,135)           $  (234,805)
  Net realized gains from
    investment transactions                30,929,551              4,018,810               1,634,222                275,213
  Change in unrealized
    appreciation/depreciation from
    investments                           (11,885,640)            65,152,323                (121,946)             4,550,177
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                           17,286,544             67,605,291               1,162,141              4,590,585
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                             (63,689,406)            67,780,861               3,652,913              2,364,162
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS                      (46,402,862)           135,386,152               4,815,054              6,954,747
............................................................................................................................
NET ASSETS:
  Beginning of year                       326,071,811            190,685,659              21,041,172             14,086,425
  End of year                            $279,668,949           $326,071,811             $25,856,226            $21,041,172
                                         ------------           ------------             -----------            -----------
                                         ------------           ------------             -----------            -----------
  Accumulated undistributed
    (overdistributed) net
    investment income                    $         --           $         --             $        --            $        --
                                         ------------           ------------             -----------            -----------
                                         ------------           ------------             -----------            -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    41

HSBC INVESTOR FAMILY OF FUNDS

          ......................................................................

                                                      SMALL CAP EQUITY FUND                         OPPORTUNITY FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2004     OCTOBER 31, 2003       OCTOBER 31, 2004     OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                  $          --        $          --           $11,062,186          $ 5,083,521
  Cost of shares redeemed                                 --                   --            (7,827,796)          (3,421,035)
                                               -------------        -------------           -----------          -----------
Class A (Investor) Shares capital
 transactions                                             --                   --             3,234,390            1,662,486
                                               -------------        -------------           -----------          -----------
.............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                             --                   --             1,037,036            1,009,644
  Cost of shares redeemed                                 --                   --              (548,444)            (281,855)
                                               -------------        -------------           -----------          -----------
Class B Shares capital transactions                       --                   --               488,592              727,789
                                               -------------        -------------           -----------          -----------
.............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                             --                   --                46,142               65,774
  Cost of shares redeemed                                 --                   --              (116,211)             (91,887)
                                               -------------        -------------           -----------          -----------
Class C Shares capital transactions                       --                   --               (70,069)             (26,113)
                                               -------------        -------------           -----------          -----------
.............................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                     49,388,314          204,930,414                    --                   --
  Cost of shares redeemed                       (113,077,720)        (137,149,553)                   --                   --
                                               -------------        -------------           -----------          -----------
Advisor Shares capital transactions              (63,689,406)          67,780,861                    --                   --
                                               -------------        -------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                  $ (63,689,406)       $  67,780,861           $ 3,652,913          $ 2,364,162
                                               -------------        -------------           -----------          -----------
                                               -------------        -------------           -----------          -----------
.............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                  --                   --             1,041,089              554,127
  Redeemed                                                --                   --              (736,333)            (395,887)
                                               -------------        -------------           -----------          -----------
Change in Class A (Investor) Shares                       --                   --               304,756              158,240
                                               -------------        -------------           -----------          -----------
.............................................................................................................................
CLASS B SHARES:
  Issued                                                  --                   --               102,168              119,900
  Redeemed                                                --                   --               (55,286)             (35,134)
                                               -------------        -------------           -----------          -----------
Change in Class B Shares                                  --                   --                46,882               84,766
                                               -------------        -------------           -----------          -----------
.............................................................................................................................
CLASS C SHARES:
  Issued                                                  --                   --                 4,725                7,537
  Redeemed                                                --                   --               (11,371)             (11,212)
                                               -------------        -------------           -----------          -----------
Change in Class C Shares                                  --                   --                (6,646)              (3,675)
                                               -------------        -------------           -----------          -----------
.............................................................................................................................
ADVISOR SHARES:
  Issued                                           3,907,178           19,641,503                    --                   --
  Redeemed                                        (8,901,381)         (13,824,591)                   --                   --
                                               -------------        -------------           -----------          -----------
Change in Advisor Shares                          (4,994,203)           5,816,912                    --                   --
                                               -------------        -------------           -----------          -----------
                                            -------------------  ---------------        ---------------      ---------------

42    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

      HSBC INVESTOR FUNDS -- LIMITED MATURITY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS
      ..........................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(k).

                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------
                                                               NET REALIZED AND
                                     NET ASSET                UNREALIZED GAINS     TOTAL
                                      VALUE,        NET        (LOSSES) FROM        FROM
                                     BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT
                                     OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)     $10.04        0.33            0.54            0.87
Year ended October 31, 2002            10.58        0.44           (0.10)           0.34
Year ended October 31, 2003            10.43        0.33            0.08            0.41
Year ended October 31, 2004            10.47        0.32*           0.06            0.38
-------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)     $10.07        0.25            0.52            0.77
Year ended October 31, 2002            10.59        0.36           (0.09)           0.27
Year ended October 31, 2003            10.45        0.25            0.08            0.33
Year ended October 31, 2004            10.49        0.23            0.08            0.31
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)     $10.07        0.26            0.51            0.77
Year ended October 31, 2002            10.58        0.36           (0.09)           0.27
Year ended October 31, 2003            10.44        0.25            0.09            0.34
Year ended October 31, 2004            10.49        0.22*           0.08            0.30
-------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)     $10.00        0.37            0.59            0.96
Year ended October 31, 2002            10.59        0.46           (0.09)           0.37
Year ended October 31, 2003            10.45        0.33            0.10            0.43
Year ended October 31, 2004            10.48        0.33            0.09            0.42
-------------------------------------------------------------------------------------------

                                                   DIVIDENDS
                                     -------------------------------------
                                                      NET
                                                    REALIZED
                                        NET        GAINS FROM                NET ASSET
                                     INVESTMENT    INVESTMENT      TOTAL     VALUE, END   TOTAL
                                       INCOME     TRANSACTIONS   DIVIDENDS   OF PERIOD    RETURN
------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)      (0.33)           --         (0.33)      $10.58      8.78%(c)(d)
Year ended October 31, 2002            (0.44)        (0.05)        (0.49)       10.43      3.34%(d)
Year ended October 31, 2003            (0.37)           --         (0.37)       10.47      3.97%(d)
Year ended October 31, 2004            (0.33)        (0.46)        (0.79)       10.06      3.90%(d)
------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)      (0.25)           --         (0.25)      $10.59      8.02%(c)(h)
Year ended October 31, 2002            (0.36)        (0.05)        (0.41)       10.45      2.65%(h)
Year ended October 31, 2003            (0.29)           --         (0.29)       10.49      3.19%(h)
Year ended October 31, 2004            (0.26)        (0.46)        (0.72)       10.08      3.11%(h)
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)      (0.26)           --         (0.26)      $10.58      7.80%(c)(h)
Year ended October 31, 2002            (0.36)        (0.05)        (0.41)       10.44      2.65%(h)
Year ended October 31, 2003            (0.29)           --         (0.29)       10.49      3.29%(h)
Year ended October 31, 2004            (0.26)        (0.46)        (0.72)       10.07      3.03%(h)
------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)      (0.37)           --         (0.37)      $10.59      9.78%(c)
Year ended October 31, 2002            (0.46)        (0.05)        (0.51)       10.45      3.69%
Year ended October 31, 2003            (0.40)           --         (0.40)       10.48      4.12%
Year ended October 31, 2004            (0.36)        (0.46)        (0.82)       10.08      4.25%
------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTARY DATA
                                     -------------------------------------------------------------------------------
                                                                       RATIO OF
                                                                          NET
                                                       RATIO OF       INVESTMENT       RATIO OF
                                     NET ASSETS AT     EXPENSES        INCOME TO     EXPENSES TO
                                        END OF        TO AVERAGE        AVERAGE      AVERAGE NET          PORTFOLIO
                                     PERIOD(000'S)   NET ASSETS(k)   NET ASSETS(k)   ASSETS(f)(k)        TURNOVER(a)
--------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)      $    977          1.10%(e)        4.27%(e)        1.49%(e)          102.01%
Year ended October 31, 2002               1,608          0.96%           4.14%           0.96%              44.04%
Year ended October 31, 2003               3,309          1.01%           2.99%           1.01%              98.42%
Year ended October 31, 2004               1,558          1.10%           3.01%           1.21%              50.06%
--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)      $    896          1.85%(e)        3.52%(e)        7.59%(e)          102.01%
Year ended October 31, 2002               4,178          1.70%           3.30%           1.70%              44.04%
Year ended October 31, 2003               6,443          1.73%           2.30%           1.73%              98.42%
Year ended October 31, 2004               6,321          1.85%           2.28%           1.96%              50.06%
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)      $    161          1.85%(e)        3.60%(e)       17.61%(e)          102.01%
Year ended October 31, 2002               1,759          1.70%           3.26%           1.70%              44.04%
Year ended October 31, 2003               2,544          1.73%           2.31%           1.73%              98.42%
Year ended October 31, 2004                 679          1.85%           2.25%           1.96%              50.06%
--------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)      $ 67,315          0.85%(e)        4.59%(e)        0.85%(e)          102.01%
Year ended October 31, 2002              94,886          0.71%           4.42%           0.71%              44.04%
Year ended October 31, 2003              31,368          0.69%           3.62%           0.69%              98.42%
Year ended October 31, 2004              31,217          0.85%           3.28%           0.96%              50.06%
--------------------------------------------------------------------------------------------------------------------

  *  Calculated based on average shares outstanding
 (a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
 (b) Class A (Investor) Shares commenced operations on February 7, 2001.
 (c) Not annualized.
 (d) Excludes sales charge.
 (e) Annualized.
 (f) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (g) Class B Shares commenced operations on February 15, 2001.
 (h) Excludes redemption charge.
 (i) Class C Shares commenced operations on February 13, 2001.
 (j) Class Y Shares commenced operations on January 23, 2001.
 (k) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Limited Maturity Portfolio.

                                             HSBC INVESTOR FAMILY OF FUNDS    43

      HSBC ADVISOR FUNDS TRUST -- FIXED INCOME FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS
      ..........................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(b).

                                                         INVESTMENT ACTIVITIES
                                               ------------------------------------------
                                                              NET REALIZED
                                                                  AND
                                                            UNREALIZED GAINS
                                 NET ASSET                   (LOSSES) FROM       TOTAL
                                   VALUE,         NET        INVESTMENT AND       FROM
                                BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT
                                   PERIOD        INCOME       TRANSACTIONS     ACTIVITIES
-----------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2000        $10.01         0.69           (0.02)           0.67
Year ended October 31, 2001          9.99         0.67            0.80            1.47
Year ended October 31, 2002         10.81         0.55           (0.14)           0.41
Year ended October 31, 2003         10.63         0.41            0.19            0.60
Year ended October 31, 2004         10.73         0.45            0.12            0.57
-----------------------------------------------------------------------------------------

                                      DIVIDENDS
                                ----------------------
                                                         NET ASSET
                                   NET                    VALUE,
                                INVESTMENT     TOTAL      END OF     TOTAL
                                  INCOME     DIVIDENDS    PERIOD     RETURN
---------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2000       (0.69)       (0.69)     $ 9.99      6.98%
Year ended October 31, 2001       (0.65)       (0.65)      10.81     15.11%
Year ended October 31, 2002       (0.59)       (0.59)      10.63      3.94%
Year ended October 31, 2003       (0.50)       (0.50)      10.73      5.71%
Year ended October 31, 2004       (0.45)       (0.45)      10.85      5.46%
---------------------------------------------------------------------------

                                             RATIOS/SUPPLEMENTARY DATA
                                ---------------------------------------------------
                                                           RATIO OF
                                              RATIO OF        NET
                                NET ASSETS    EXPENSES    INVESTMENT
                                AT END OF    TO AVERAGE    INCOME TO
                                  PERIOD        NET       AVERAGE NET    PORTFOLIO
                                 (000's)     ASSETS(b)     ASSET(b)     TURNOVER(a)
-----------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2000      $134,458      0.61%         6.66%        440.49%
Year ended October 31, 2001       150,580      0.63%         6.45%        341.26%
Year ended October 31, 2002       284,841      0.56%         5.06%         77.82%
Year ended October 31, 2003       110,968      0.56%         4.30%         70.91%
Year ended October 31, 2004       109,518      0.64%         4.20%         34.88%
-----------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(b) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Fixed Income Portfolio.

See notes to financial statements.

44    HSBC INVESTOR FAMILY OF FUNDS

      HSBC INVESTOR FUNDS -- BOND FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS
      ..........................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(e).

                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------
                                                              NET REALIZED AND
                                                              UNREALIZED GAINS
                                     NET ASSET                 (LOSSES) FROM       TOTAL
                                      VALUE,        NET        INVESTMENT AND       FROM
                                     BEGINNING   INVESTMENT       FUTURES        INVESTMENT
                                     OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000           $ 9.78        0.61           (0.01)           0.60
Year ended October 31, 2001             9.76        0.60            0.77            1.37
Year ended October 31, 2002            10.55        0.49           (0.14)           0.35
Year ended October 31, 2003            10.38        0.40            0.13            0.53
Year ended October 31, 2004            10.48        0.40            0.12            0.52
-------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000           $ 9.78        0.54           (0.01)           0.53
Year ended October 31, 2001             9.77        0.52            0.76            1.28
Year ended October 31, 2002            10.55        0.41           (0.13)           0.28
Year ended October 31, 2003            10.39        0.32            0.13            0.45
Year ended October 31, 2004            10.49        0.32            0.11            0.43
-------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2000           $ 9.77        0.55           (0.01)           0.54
Year ended October 31, 2001             9.76        0.51            0.77            1.28
Year ended October 31, 2002            10.54        0.41           (0.13)           0.28
Year ended October 31, 2003            10.38        0.32            0.13            0.45
Year ended October 31, 2004            10.48        0.32            0.11            0.43
-------------------------------------------------------------------------------------------

                                           DIVIDENDS
                                     ----------------------
                                                              NET ASSET
                                        NET                    VALUE,
                                     INVESTMENT     TOTAL      END OF     TOTAL
                                       INCOME     DIVIDENDS    PERIOD     RETURN
------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000            (0.62)       (0.62)     $ 9.76       6.39%(c)
Year ended October 31, 2001            (0.58)       (0.58)      10.55      14.41%(c)
Year ended October 31, 2002            (0.52)       (0.52)      10.38       3.44%(c)
Year ended October 31, 2003            (0.43)       (0.43)      10.48       5.17%(c)
Year ended October 31, 2004            (0.40)       (0.40)      10.60       5.07%(c)
------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000            (0.54)       (0.54)     $ 9.77       5.67%(d)
Year ended October 31, 2001            (0.50)       (0.50)      10.55      13.43%(d)
Year ended October 31, 2002            (0.44)       (0.44)      10.39       2.76%(d)
Year ended October 31, 2003            (0.35)       (0.35)      10.49       4.38%(d)
Year ended October 31, 2004            (0.32)       (0.32)      10.60       4.19%(d)
------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2000            (0.55)       (0.55)     $ 9.76       5.71%(d)
Year ended October 31, 2001            (0.50)       (0.50)      10.54      13.44%(d)
Year ended October 31, 2002            (0.44)       (0.44)      10.38       2.77%(d)
Year ended October 31, 2003            (0.35)       (0.35)      10.48       4.39%(d)
Year ended October 31, 2004            (0.32)       (0.32)      10.59       4.20%(d)
------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTARY DATA
                                     --------------------------------------------------------------------------------
                                                                      RATIO OF NET
                                     NET ASSETS       RATIO OF         INVESTMENT         RATIO OF
                                     AT END OF       EXPENSES TO        INCOME TO       EXPENSES TO
                                       PERIOD        AVERAGE NET         AVERAGE          AVERAGE         PORTFOLIO
                                      (000's)         ASSETS(e)       NET ASSETS(e)   NET ASSETS(a)(e)   TURNOVER(b)
---------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000           $ 3,828           1.10%             6.13%            3.31%           440.49%
Year ended October 31, 2001             6,683           1.10%             5.92%            2.61%           341.26%
Year ended October 31, 2002            12,053           1.10%             4.52%            1.47%            77.82%
Year ended October 31, 2003            14,143           1.10%             3.76%            1.21%            70.91%
Year ended October 31, 2004            17,248           1.04%             3.78%            1.26%            34.88%
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000           $   279           1.85%             5.38%            4.03%           440.49%
Year ended October 31, 2001             1,494           1.85%             5.04%            3.32%           341.26%
Year ended October 31, 2002             6,124           1.85%             3.66%            2.18%            77.82%
Year ended October 31, 2003             7,430           1.85%             3.01%            1.96%            70.91%
Year ended October 31, 2004             7,017           1.79%             3.05%            2.01%            34.88%
---------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2000           $   138           1.85%             5.38%            4.05%           440.49%
Year ended October 31, 2001               526           1.85%             5.11%            3.34%           341.26%
Year ended October 31, 2002               983           1.85%             3.75%            2.21%            77.82%
Year ended October 31, 2003               606           1.85%             3.06%            1.97%            70.91%
Year ended October 31, 2004               377           1.80%             3.07%            2.02%            34.88%
---------------------------------------------------------------------------------------------------------------------

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(c) Excludes sales charge.
(d) Excludes redemption charge.
(e) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Fixed Income Portfolio.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    45

         HSBC INVESTOR FUNDS -- NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
         .......................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              INVESTMENT ACTIVITIES
                                                    ------------------------------------------
                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                      NET ASSET                        FROM
                                        VALUE,         NET        INVESTMENT AND    TOTAL FROM
                                     BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT
                                        PERIOD        INCOME       TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000             $10.08         0.46            0.33            0.79
Year ended October 31, 2001              10.39         0.41            0.54            0.95
Year ended October 31, 2002              10.93         0.38            0.16            0.54
Year ended October 31, 2003              11.09         0.38            0.12            0.50
Year ended October 31, 2004              11.21         0.34            0.17            0.51
----------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000             $10.07         0.39            0.33            0.72
Year ended October 31, 2001              10.38         0.33            0.54            0.87
Year ended October 31, 2002              10.92         0.30            0.16            0.46
Year ended October 31, 2003              11.08         0.30            0.12            0.42
Year ended October 31, 2004              11.20         0.25            0.17            0.42
----------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2000             $10.11         0.39            0.33            0.72
Year ended October 31, 2001              10.42         0.33            0.54            0.87
Year ended October 31, 2002              10.96         0.30            0.16            0.46
Year ended October 31, 2003              11.12         0.30            0.13            0.43
Year ended October 31, 2004              11.25         0.25            0.16            0.41
----------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2000             $10.07         0.49            0.34            0.83
Year ended October 31, 2001              10.39         0.44            0.54            0.98
Year ended October 31, 2002              10.93         0.41            0.16            0.57
Year ended October 31, 2003              11.09         0.41            0.12            0.53
Year ended October 31, 2004              11.21         0.37            0.17            0.54
----------------------------------------------------------------------------------------------

                                                    DIVIDENDS
                                     ---------------------------------------
                                                   NET REALIZED
                                                    GAINS FROM                 NET ASSET
                                        NET       INVESTMENT AND                 VALUE,
                                     INVESTMENT      FUTURES         TOTAL       END OF     TOTAL
                                       INCOME      TRANSACTIONS    DIVIDENDS     PERIOD     RETURN
-----------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000            (0.46)         (0.02)         (0.48)      $10.39      8.03%(b)
Year ended October 31, 2001            (0.41)            --          (0.41)       10.93      9.26%(b)
Year ended October 31, 2002            (0.38)            --          (0.38)       11.09      5.08%(b)
Year ended October 31, 2003            (0.38)            --          (0.38)       11.21      4.57%(b)
Year ended October 31, 2004            (0.34)         (0.06)         (0.40)       11.32      4.57%(b)
-----------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000            (0.39)         (0.02)         (0.41)      $10.38      7.27%(d)
Year ended October 31, 2001            (0.33)            --          (0.33)       10.92      8.44%(d)
Year ended October 31, 2002            (0.30)            --          (0.30)       11.08      4.30%(d)
Year ended October 31, 2003            (0.30)            --          (0.30)       11.20      3.80%(d)
Year ended October 31, 2004            (0.25)         (0.06)         (0.31)       11.31      3.80%(d)
-----------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2000            (0.39)         (0.02)         (0.41)      $10.42      7.23%(d)
Year ended October 31, 2001            (0.33)            --          (0.33)       10.96      8.40%(d)
Year ended October 31, 2002            (0.30)            --          (0.30)       11.12      4.28%(d)
Year ended October 31, 2003            (0.30)            --          (0.30)       11.25      3.87%(d)
Year ended October 31, 2004            (0.25)         (0.06)         (0.31)       11.35      3.69%(d)
-----------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2000            (0.49)         (0.02)         (0.51)      $10.39      8.41%
Year ended October 31, 2001            (0.44)            --          (0.44)       10.93      9.53%
Year ended October 31, 2002            (0.41)            --          (0.41)       11.09      5.34%
Year ended October 31, 2003            (0.41)            --          (0.41)       11.21      4.84%
Year ended October 31, 2004            (0.37)         (0.06)         (0.43)       11.32      4.83%
-----------------------------------------------------------------------------------------------------

                                                              RATIOS/SUPPLEMENTARY DATA
                                     ---------------------------------------------------------------------------
                                                                   RATIO OF
                                                                      NET          RATIO OF
                                     NET ASSETS    RATIO OF       INVESTMENT      EXPENSES TO
                                     AT END OF    EXPENSES TO       INCOME          AVERAGE
                                       PERIOD       AVERAGE       TO AVERAGE          NET             PORTFOLIO
                                      (000's)     NET ASSETS      NET ASSETS       ASSETS(c)         TURNOVER(a)
-----------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000           $12,401        0.93%            4.60%          1.06%              34.12%
Year ended October 31, 2001            17,722        0.95%            3.91%          1.07%               0.00%
Year ended October 31, 2002            16,341        0.95%            3.52%          0.95%              30.70%
Year ended October 31, 2003            22,326        0.91%            3.39%          0.91%              29.79%
Year ended October 31, 2004            32,889        0.87%            3.01%          0.87%              26.96%
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000           $   828        1.70%            3.81%          1.74%              34.12%
Year ended October 31, 2001             5,619        1.70%            3.05%          1.82%               0.00%
Year ended October 31, 2002            12,699        1.70%            2.74%          1.70%              30.70%
Year ended October 31, 2003            18,352        1.66%            2.64%          1.66%              29.79%
Year ended October 31, 2004            17,457        1.62%            2.27%          1.62%              26.96%
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2000           $   416        1.71%            3.77%          1.73%              34.12%
Year ended October 31, 2001             1,523        1.70%            3.04%          1.83%               0.00%
Year ended October 31, 2002             2,608        1.70%            2.74%          1.70%              30.70%
Year ended October 31, 2003             3,252        1.66%            2.64%          1.66%              29.79%
Year ended October 31, 2004             2,340        1.62%            2.26%          1.62%              26.96%
-----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2000           $ 9,514        0.69%            4.82%          0.78%              34.12%
Year ended October 31, 2001            14,989        0.70%            4.19%          0.83%               0.00%
Year ended October 31, 2002            19,753        0.70%            3.76%          0.70%              30.70%
Year ended October 31, 2003            20,290        0.67%            3.67%          0.67%              29.79%
Year ended October 31, 2004            19,908        0.62%            3.27%          0.62%              26.96%
-----------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Excludes sales charge.
(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Excludes redemption charge.

See notes to financial statements.

46     HSBC INVESTOR FAMILY OF FUNDS

      HSBC INVESTOR FUNDS -- GROWTH FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS
      ..........................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(h).

                                                          INVESTMENT ACTIVITIES
                                                 ----------------------------------------
                                                               NET REALIZED
                                                              AND UNREALIZED
                                     NET ASSET                  GAINS FROM       TOTAL      NET ASSET
                                      VALUE,        NET         INVESTMENT        FROM       VALUE,
                                     BEGINNING   INVESTMENT    AND FUTURES     INVESTMENT    END OF
                                     OF PERIOD      LOSS       TRANSACTIONS    ACTIVITIES    PERIOD      TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2004 (c)     $12.68       (0.02)         (0.11)         (0.13)      $12.55      (1.03)%(d)(e)
----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (c)     $12.28       (0.07)         (0.10)         (0.17)      $12.11      (1.38)%(d)(g)
----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (c)     $12.35       (0.06)         (0.12)         (0.18)      $12.17      (1.46)%(d)(g)
----------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2004 (c)     $12.67       (0.01)         (0.11)         (0.12)      $12.55      (0.95)%(d)
----------------------------------------------------------------------------------------------------------------------

                                                              RATIOS/SUPPLEMENTARY DATA
                                     ----------------------------------------------------------------------------
                                                                  RATIO OF NET
                                     NET ASSETS     RATIO OF       INVESTMENT         RATIO OF
                                     AT END OF     EXPENSES TO       LOSS TO        EXPENSES TO
                                       PERIOD        AVERAGE         AVERAGE          AVERAGE         PORTFOLIO
                                      (000's)     NET ASSETS(h)   NET ASSETS(h)   NET ASSETS(a)(h)   TURNOVER(b)
-----------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2004 (c)     $17,372         1.20%(f)        (0.42)%(f)       1.31%(f)         53.08%
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (c)     $ 1,402         1.95%(f)        (1.17)%(f)       2.06%(f)         53.08%
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (c)     $   309         1.95%(f)        (1.18)%(f)       2.06%(f)         53.08%
-----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2004 (c)     $19,115         0.95%(f)        (0.17)%(f)       1.06%(f)         53.08%
-----------------------------------------------------------------------------------------------------------------

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.
(c) Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on May 7, 2004.
(d) Not annualized.
(e) Excludes sales charge.
(f) Annualized.
(g) Excludes redemption charge.
(h) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    47

      HSBC INVESTOR FUNDS -- VALUE FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS
      ..........................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(h).

                                                              INVESTMENT ACTIVITIES
                                                    ------------------------------------------
                                                                 NET REALIZED AND
                                      NET ASSET                  UNREALIZED GAINS
                                        VALUE,         NET       FROM INVESTMENT    TOTAL FROM
                                     BEGINNING OF   INVESTMENT     AND FUTURES      INVESTMENT
                                        PERIOD        INCOME       TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2004 (c)       $12.68         0.05            0.69            0.74
----------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (c)       $12.28           --            0.68            0.68
----------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (c)       $12.35         0.01            0.67            0.68
----------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2004 (c)       $12.67         0.07            0.70            0.77
----------------------------------------------------------------------------------------------

                                           DIVIDENDS
                                     ----------------------
                                                              NET ASSET
                                        NET                    VALUE,
                                     INVESTMENT     TOTAL      END OF     TOTAL
                                       INCOME     DIVIDENDS    PERIOD     RETURN
---------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2004 (c)      (0.04)       (0.04)     $13.38     7.79%
---------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (c)      (0.01)       (0.01)     $12.95     9.06%
---------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (c)      (0.02)       (0.02)     $13.01     8.47%
---------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2004 (c)      (0.06)       (0.06)     $13.38     6.05%
---------------------------------------------------------------------------------

                                                            RATIOS/SUPPLEMENTARY DATA
                                     -----------------------------------------------------------------------
                                                   RATIO OF       RATIO OF NET
                                     NET ASSETS   EXPENSES TO      INVESTMENT      RATIO OF
                                     AT END OF      AVERAGE        INCOME TO     EXPENSES TO
                                       PERIOD         NET         AVERAGE NET    AVERAGE NET     PORTFOLIO
                                      (000's)      ASSETS(h)       ASSETS(h)     ASSETS(a)(h)   TURNOVER(b)
------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2004 (c)     $ 20,933       1.20%(f)       0.81%(f)        1.25%(f)       10.33%
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004 (c)     $  1,938       1.95%(f)       0.05%(f)        2.00%(f)       10.33%
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (c)     $    399       1.95%(f)       0.04%(f)        2.00%(f)       10.33%
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2004 (c)     $ 25,600       0.95%(f)       1.05%(f)        1.00%(f)       10.33%
------------------------------------------------------------------------------------------------------------

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.
(c) Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on May 7, 2004.
(d) Not annualized.
(e) Excludes sales charge.
(f) Annualized.
(g) Excludes redemption charge.
(h) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Value Portfolio.

See notes to financial statements.

48    HSBC INVESTOR FAMILY OF FUNDS

         HSBC INVESTOR FUNDS -- GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
         .......................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               INVESTMENT ACTIVITIES
                                                    -------------------------------------------
                                                                 NET REALIZED AND
                                      NET ASSET        NET       UNREALIZED GAINS
                                        VALUE,      INVESTMENT    (LOSSES) FROM     TOTAL FROM
                                     BEGINNING OF     INCOME        INVESTMENT      INVESTMENT
                                        PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES
-----------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)       $10.06         0.01           (1.15)           (1.14)
Year ended October 31, 2002               8.91         0.04           (1.73)           (1.69)
Year ended October 31, 2003               7.21         0.06            1.18             1.24
Year ended October 31, 2004               8.39         0.05            0.36             0.41
-----------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (f)       $ 9.54        (0.01)          (0.64)           (0.65)
Year ended October 31, 2002               8.88        (0.00)*         (1.74)           (1.74)
Year ended October 31, 2003               7.14        (0.01)           1.18             1.17
Year ended October 31, 2004               8.30        (0.02)>          0.36             0.34
-----------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (h)       $ 8.40        (0.02)>          0.38             0.36
-----------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (i)       $10.00         0.02           (1.09)           (1.07)
Year ended October 31, 2002               8.92         0.06           (1.73)           (1.67)
Year ended October 31, 2003               7.22         0.07            1.19             1.26
Year ended October 31, 2004               8.40         0.07            0.36             0.43
-----------------------------------------------------------------------------------------------

                                           DIVIDENDS
                                     ----------------------
                                                              NET ASSET
                                        NET                    VALUE,
                                     INVESTMENT     TOTAL      END OF
                                       INCOME     DIVIDENDS    PERIOD      TOTAL RETURN
----------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)      (0.01)       (0.01)      $8.91     (12.65)%(c)(d)
Year ended October 31, 2002            (0.01)       (0.01)       7.21     (18.97)%(d)
Year ended October 31, 2003            (0.06)       (0.06)       8.39      17.26 %(d)
Year ended October 31, 2004            (0.04)       (0.04)       8.76       4.94 %(d)
----------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (f)      (0.01)       (0.01)      $8.88     (10.52)%(c)(g)
Year ended October 31, 2002               --           --        7.14     (19.59)%(g)
Year ended October 31, 2003            (0.01)       (0.01)       8.30      16.40 %(g)
Year ended October 31, 2004            (0.00)*      (0.00)*      8.64       4.13 %(g)
----------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (h)      (0.03)       (0.03)      $8.73       3.57 %(c)(g)
----------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (i)      (0.01)       (0.01)      $8.92      (9.71)%(c)
Year ended October 31, 2002            (0.03)       (0.03)       7.22     (18.76)%
Year ended October 31, 2003            (0.08)       (0.08)       8.40      17.63 %
Year ended October 31, 2004            (0.06)       (0.06)       8.77       5.18 %
----------------------------------------------------------------------------------------

                                                     RATIOS/SUPPLEMENTARY DATA
                                     ---------------------------------------------------------
                                                                  RATIO OF NET
                                     NET ASSETS    RATIO OF        INVESTMENT
                                     AT END OF    EXPENSES TO    INCOME (LOSS)
                                       PERIOD       AVERAGE        TO AVERAGE      PORTFOLIO
                                      (000's)     NET ASSETS       NET ASSETS     TURNOVER(a)
----------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)     $  1,927       1.11%(e)       0.15%(e)         43.13%
Year ended October 31, 2002              1,306       1.01%          0.39%            59.85%
Year ended October 31, 2003              1,827       1.04%          0.70%            64.52%
Year ended October 31, 2004              1,500       1.02%          0.50%            73.68%
----------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (f)     $    330       1.84%(e)      (0.64)(e)         43.13%
Year ended October 31, 2002              1,154       1.76%         (0.30)%           59.85%
Year ended October 31, 2003              2,235       1.79%         (0.07)%           64.52%
Year ended October 31, 2004              3,820       1.77%         (0.25)%           73.68%
----------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004 (h)     $     41       1.77%(e)      (0.28)%(e)        73.68%
----------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (i)     $219,221       0.82%(e)       0.38%(e)         43.13%
Year ended October 31, 2002            168,812       0.76%          0.66%            59.85%
Year ended October 31, 2003            203,458       0.79%          0.96%            64.52%
Year ended October 31, 2004            196,219       0.77%          0.77%            73.68%
----------------------------------------------------------------------------------------------

  * Less than $0.005 per share.
  > Calculated based on average shares outstanding.
(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Class A (Investor) Shares commenced operations on April 12, 2001.
(c) Not annualized.
(d) Excludes sales charge.
(e) Annualized.
(f) Class B Shares commenced operations on April 5, 2001.
(g) Excludes redemption charge.
(h) Class C Shares commenced operations on November 3, 2003.
(i) Class Y Shares commenced operations on April 2, 2001.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    49

         HSBC INVESTOR FUNDS -- MID-CAP FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
         .......................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------
                                                               NET REALIZED
                                                              AND UNREALIZED
                                                              GAINS (LOSSES)
                                     NET ASSET                     FROM            TOTAL
                                      VALUE,        NET         INVESTMENT          FROM
                                     BEGINNING   INVESTMENT     AND OPTION       INVESTMENT
                                     OF PERIOD      LOSS       TRANSACTIONS      ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2000 (b)     $10.27       (0.01)         (0.19)           (0.20)
Year ended October 31, 2001            10.07       (0.03)         (2.00)           (2.03)
Year ended October 31, 2002             7.90       (0.03)         (1.57)           (1.60)
Year ended October 31, 2003             6.30       (0.03)*         1.68             1.65
Year ended October 31, 2004             7.95       (0.04)*         0.53             0.49
-------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2000 (f)     $10.72       (0.02)         (0.64)           (0.66)
Year ended October 31, 2001            10.06       (0.08)         (2.02)           (2.10)
Year ended October 31, 2002             7.82       (0.08)         (1.55)           (1.63)
Year ended October 31, 2003             6.19       (0.08)          1.64             1.56
Year ended October 31, 2004             7.75       (0.10)*         0.51             0.41
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2000 (h)     $10.04       (0.01)          0.03(j)          0.02
Year ended October 31, 2001            10.06       (0.09)         (2.01)           (2.10)
Year ended October 31, 2002             7.82       (0.08)         (1.54)           (1.62)
Year ended October 31, 2003             6.20       (0.08)          1.68             1.60
Year ended October 31, 2004             7.80       (0.10)*         0.52             0.42
-------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31, 2000 (i)     $10.00       (0.01)          0.09(j)          0.08
Year ended October 31, 2001            10.08       (0.01)         (2.02)           (2.03)
Year ended October 31, 2002             7.91       (0.02)         (1.56)           (1.58)
Year ended October 31, 2003             6.33       (0.01)          1.69             1.68
Year ended October 31, 2004             8.01       (0.02)*         0.53             0.51
-------------------------------------------------------------------------------------------

                                            DIVIDENDS
                                     ------------------------
                                     NET REALIZED
                                      GAINS FROM                NET ASSET
                                      INVESTMENT                 VALUE,
                                      AND OPTION      TOTAL      END OF          TOTAL
                                     TRANSACTIONS   DIVIDENDS    PERIOD          RETURN
------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2000 (b)          --            --      $10.07           (1.95)%(c)(d)
Year ended October 31, 2001             (0.14)        (0.14)       7.90          (20.37)%(d)
Year ended October 31, 2002                --            --        6.30          (20.25)%(d)
Year ended October 31, 2003                --            --        7.95           26.19 %(d)
Year ended October 31, 2004                --            --        8.44            6.16 %(d)
------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2000 (f)          --            --      $10.06           (6.16)%(c)(g)
Year ended October 31, 2001             (0.14)        (0.14)       7.82          (21.09)%(g)
Year ended October 31, 2002                --            --        6.19          (20.84)%(g)
Year ended October 31, 2003                --            --        7.75           25.20 %(g)
Year ended October 31, 2004                --            --        8.16            5.29 %(g)
------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2000 (h)          --            --      $10.06            0.20 %(c)(g)
Year ended October 31, 2001             (0.14)        (0.14)       7.82          (21.09)%(g)
Year ended October 31, 2002                --            --        6.20          (20.72)%(g)
Year ended October 31, 2003                --            --        7.80           25.81 %(g)
Year ended October 31, 2004                --            --        8.22            5.38 %(g)
------------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31, 2000 (i)          --            --      $10.08            0.80 %(c)
Year ended October 31, 2001             (0.14)        (0.14)       7.91          (20.34)%
Year ended October 31, 2002                --            --        6.33          (19.97)%
Year ended October 31, 2003                --            --        8.01           26.54 %
Year ended October 31, 2004                --            --        8.52            6.37 %
------------------------------------------------------------------------------------------------

                                                      RATIOS/SUPPLEMENTARY DATA
                                     ------------------------------------------------------------
                                                                   RATIO OF NET
                                     NET ASSETS      RATIO OF       INVESTMENT
                                     AT END OF       EXPENSES         LOSS TO
                                       PERIOD       TO AVERAGE        AVERAGE         PORTFOLIO
                                      (000's)       NET ASSETS      NET ASSETS       TURNOVER(a)
-------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2000 (b)     $    445        1.28%(e)        (0.42)%(e)        57.69%
Year ended October 31, 2001                927        1.13%           (0.40)%          112.67%
Year ended October 31, 2002              1,010        1.08%           (0.46)%          140.23%
Year ended October 31, 2003              1,539        1.10%           (0.43)%          100.86%
Year ended October 31, 2004              1,878        1.09%           (0.54)%          106.72%
-------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2000 (f)     $  1,557        2.02%(e)        (1.17)%(e)        57.69%
Year ended October 31, 2001              3,827        1.88%           (1.16)%          112.67%
Year ended October 31, 2002              4,391        1.83%           (1.21)%          140.23%
Year ended October 31, 2003              6,009        1.85%           (1.16)%          100.86%
Year ended October 31, 2004              7,037        1.84%           (1.29)%          106.72%
-------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2000 (h)     $     18        2.11%(e)        (1.29)%(e)        57.69%
Year ended October 31, 2001                 21        1.87%           (1.13)%          112.67%
Year ended October 31, 2002                 20        1.83%           (1.20)%          140.23%
Year ended October 31, 2003                 54        1.85%           (1.23)%          100.86%
Year ended October 31, 2004                 94        1.84%           (1.29)%          106.72%
-------------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31, 2000 (i)     $108,487        1.01%(e)        (0.22)%(e)        57.69%
Year ended October 31, 2001            129,390        0.87%           (0.13)%          112.67%
Year ended October 31, 2002             98,059        0.82%           (0.18)%          140.23%
Year ended October 31, 2003            160,621        0.85%           (0.17)%          100.86%
Year ended October 31, 2004            117,354        0.84%           (0.28)%          106.72%
-------------------------------------------------------------------------------------------------

  * Calculated based on average shares outstanding.
(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Class A (Investor) Shares commenced operations on July 10, 2000.
(c) Not annualized.
(d) Excludes sales charge.
(e) Annualized.
(f) Class B Shares commenced operations on July 17, 2000.
(g) Excludes redemption charge.
(h) Class C Shares commenced operations on August 9, 2000.
(i) Trust Shares commenced operations on July 1, 2000.
(j) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.

50    HSBC INVESTOR FAMILY OF FUNDS

      HSBC ADVISOR FUNDS TRUST -- INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS
      ..........................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(b).

                                                                INVESTMENT ACTIVITIES
                                                    ---------------------------------------------
                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                      NET ASSET                    (LOSSES) FROM         TOTAL
                                        VALUE,         NET        INVESTMENT AND          FROM
                                     BEGINNING OF   INVESTMENT   FOREIGN CURRENCY      INVESTMENT
                                        PERIOD        INCOME       TRANSACTIONS        ACTIVITIES
-------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2000             $18.58         0.11             0.75              0.86
Year ended October 31, 2001              18.13         0.09            (4.38)            (4.29)
Year ended October 31, 2002              12.56         0.09            (1.73)            (1.64)
Year ended October 31, 2003              10.73         0.20             2.02              2.22
Year ended October 31, 2004              12.76         0.18             2.32              2.50
-------------------------------------------------------------------------------------------------

                                                   DIVIDENDS
                                     -------------------------------------
                                                  NET REALIZED
                                                   GAINS FROM
                                                   INVESTMENT                NET ASSET
                                        NET       AND FOREIGN                 VALUE,
                                     INVESTMENT     CURRENCY       TOTAL      END OF     TOTAL
                                       INCOME     TRANSACTIONS   DIVIDENDS    PERIOD     RETURN
--------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2000            (0.11)        (1.20)        (1.31)     $18.13       4.05 %
Year ended October 31, 2001               --         (1.28)        (1.28)      12.56     (25.42)%
Year ended October 31, 2002            (0.19)           --         (0.19)      10.73     (13.32)%
Year ended October 31, 2003            (0.19)           --         (0.19)      12.76      21.03 %
Year ended October 31, 2004            (0.39)           --         (0.39)      14.87      20.06 %
--------------------------------------------------------------------------------------------------

                                                       RATIOS/SUPPLEMENTARY DATA
                                     -------------------------------------------------------------
                                                                     RATIO OF NET
                                     NET ASSETS      RATIO OF         INVESTMENT
                                     AT END OF     EXPENSES TO         INCOME TO
                                       PERIOD        AVERAGE            AVERAGE         PORTFOLIO
                                      (000's)     NET ASSETS(b)      NET ASSETS(b)     TURNOVER(a)
--------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2000           $219,837        0.90%              0.51%            27.81%
Year ended October 31, 2001            184,494        0.99%              0.51%            26.90%
Year ended October 31, 2002            194,704        0.99%              0.70%            31.63%
Year ended October 31, 2003            123,658        1.07%              1.16%            68.51%
Year ended October 31, 2004            148,317        1.05%              1.39%           106.11%
--------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(b) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    51

      HSBC INVESTOR FUNDS -- OVERSEAS EQUITY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS
      ..........................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(e).

                                                           INVESTMENT ACTIVITIES
                                                 -----------------------------------------
                                                               NET REALIZED
                                                              AND UNREALIZED
                                                              GAINS (LOSSES)
                                     NET ASSET      NET       FROM INVESTMENT
                                      VALUE,     INVESTMENT     AND FOREIGN     TOTAL FROM
                                     BEGINNING     INCOME        CURRENCY       INVESTMENT
                                     OF PERIOD     (LOSS)      TRANSACTIONS     ACTIVITIES
------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000           $16.90       (0.11)           0.64           0.53
Year ended October 31, 2001            17.21       (0.04)          (4.05)         (4.09)
Year ended October 31, 2002            11.66       (0.04)          (1.34)         (1.38)
Year ended October 31, 2003             9.87        0.01            1.95           1.96
Year ended October 31, 2004            11.73        0.08            2.19           2.27
------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000           $16.69       (0.10)           0.48           0.38
Year ended October 31, 2001            16.85       (0.14)          (3.95)         (4.09)
Year ended October 31, 2002            11.30       (0.08)          (1.34)         (1.42)
Year ended October 31, 2003             9.56       (0.06)           1.89           1.83
Year ended October 31, 2004            11.34        0.01 *          2.08           2.09
------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2000           $16.84       (0.14)           0.52           0.38
Year ended October 31, 2001            17.00       (0.18)          (3.95)         (4.13)
Year ended October 31, 2002            11.41       (0.08)          (1.36)         (1.44)
Year ended October 31, 2003             9.68       (0.06)           1.93           1.87
Year ended October 31, 2004            11.54       (0.01)           2.14           2.13
------------------------------------------------------------------------------------------

                                                    DIVIDENDS
                                     ---------------------------------------
                                                   NET REALIZED
                                                    GAINS FROM
                                                    INVESTMENT
                                        NET        AND FOREIGN                 NET ASSET
                                     INVESTMENT      CURRENCY        TOTAL     VALUE, END       TOTAL
                                       INCOME      TRANSACTIONS    DIVIDENDS   OF PERIOD        RETURN
--------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000               --          (0.22)         (0.22)      $17.21       3.05 %(c)
Year ended October 31, 2001               --          (1.46)         (1.46)       11.66     (25.93)%(c)
Year ended October 31, 2002            (0.12)         (0.29)         (0.41)        9.87     (12.42)%(c)
Year ended October 31, 2003            (0.10)            --          (0.10)       11.73      20.09 %(c)
Year ended October 31, 2004            (0.07)            --          (0.07)       13.93      19.40 %(c)
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000               --          (0.22)         (0.22)      $16.85       2.18 %(d)
Year ended October 31, 2001               --          (1.46)         (1.46)       11.30     (26.52)%(d)
Year ended October 31, 2002            (0.03)         (0.29)         (0.32)        9.56     (13.07)%(d)
Year ended October 31, 2003            (0.05)            --          (0.05)       11.34      19.26 %(d)
Year ended October 31, 2004               --             --             --        13.43      18.43 %(d)
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2000               --          (0.22)         (0.22)      $17.00       2.10 %(d)
Year ended October 31, 2001               --          (1.46)         (1.46)       11.41     (26.53)%(d)
Year ended October 31, 2002               --          (0.29)         (0.29)        9.68     (13.08)%(d)
Year ended October 31, 2003            (0.01)            --          (0.01)       11.54      19.28 %(d)
Year ended October 31, 2004               --             --             --        13.67      18.46 %(d)
--------------------------------------------------------------------------------------------------------

                                                                  RATIOS/SUPPLEMENTARY DATA
                                     ------------------------------------------------------------------------------------
                                                                        RATIO OF
                                                                           NET
                                                                       INVESTMENT
                                                        RATIO OF         INCOME             RATIO OF
                                       NET ASSETS      EXPENSES TO       (LOSS)           EXPENSES TO
                                       AT END OF         AVERAGE       TO AVERAGE           AVERAGE           PORTFOLIO
                                     PERIOD (000's)   NET ASSETS(e)   NET ASSETS(e)     NET ASSETS(a)(e)     TURNOVER(b)
-------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000              $ 7,252          1.85%        (0.49)%                2.43%             27.81%
Year ended October 31, 2001                6,940          1.85%        (0.35)%                2.44%             26.90%
Year ended October 31, 2002                7,203          1.85%        (0.18)%                2.28%             31.63%
Year ended October 31, 2003               10,096          1.85%         0.07 %                2.34%             68.51%
Year ended October 31, 2004               17,721          1.78%         0.79 %                1.88%            106.11%
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000              $   358          2.60%        (1.17)%                2.96%             27.81%
Year ended October 31, 2001                  294          2.60%        (1.09)%                3.18%             26.90%
Year ended October 31, 2002                  588          2.60%        (0.87)%                3.04%             31.63%
Year ended October 31, 2003                1,076          2.60%        (0.62)%                3.16%             68.51%
Year ended October 31, 2004                2,061          2.53%         0.05 %                2.63%            106.11%
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2000              $   248          2.60%        (1.14)%                2.96%             27.81%
Year ended October 31, 2001                  139          2.60%        (1.10)%                3.16%             26.90%
Year ended October 31, 2002                   96          2.60%        (1.00)%                3.04%             31.63%
Year ended October 31, 2003                  121          2.60%        (0.64)%                3.17%             68.51%
Year ended October 31, 2004                  137          2.54%        (0.10)%                2.66%            106.11%
-------------------------------------------------------------------------------------------------------------------------

  * Calculated using the average shares outstanding method.
(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(c) Excludes sales charge.
(d) Excludes redemption charge.
(e) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.

See notes to financial statements.

52    HSBC INVESTOR FAMILY OF FUNDS

      HSBC ADVISOR FUNDS TRUST -- SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS
      ..........................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(b).

                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------
                                                              NET REALIZED AND
                                     NET ASSET                UNREALIZED GAINS     TOTAL
                                      VALUE,        NET        (LOSSES) FROM        FROM
                                     BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT
                                     OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES
-------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2000           $12.56       (0.10)           6.73            6.63
Year ended October 31, 2001            17.81       (0.10)          (3.65)          (3.75)
Year ended October 31, 2002            11.32       (0.09)          (1.96)          (2.05)
Year ended October 31, 2003             9.27       (0.06)           3.15            3.09
Year ended October 31, 2004            12.36       (0.08)           0.79            0.71
-------------------------------------------------------------------------------------------

                                            DIVIDENDS
                                     ------------------------
                                     NET REALIZED               NET ASSET
                                      GAINS FROM                 VALUE,
                                      INVESTMENT      TOTAL      END OF      TOTAL
                                     TRANSACTIONS   DIVIDENDS    PERIOD      RETURN
------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2000             (1.38)        (1.38)     $17.81      55.59 %
Year ended October 31, 2001             (2.74)        (2.74)      11.32     (22.98)%
Year ended October 31, 2002                --            --        9.27     (18.11)%
Year ended October 31, 2003                --            --       12.36      33.33 %
Year ended October 31, 2004                --            --       13.07       5.74 %
------------------------------------------------------------------------------------

                                                       RATIOS/SUPPLEMENTARY DATA
                                     -------------------------------------------------------------
                                                                      RATIO OF NET
                                     NET ASSETS       RATIO OF         INVESTMENT
                                     AT END OF       EXPENSES TO         LOSS TO
                                       PERIOD          AVERAGE           AVERAGE       PORTFOLIO
                                      (000's)       NET ASSETS(b)     NET ASSETS(b)   TURNOVER(a)
--------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2000           $253,724          1.05%             (0.68)%        79.51%
Year ended October 31, 2001            180,265          1.07%             (0.74)%        52.47%
Year ended October 31, 2002            190,686          1.07%             (0.87)%       103.90%
Year ended October 31, 2003            326,072          1.01%             (0.72)%       152.05%
Year ended October 31, 2004            279,669          0.98%             (0.62)%        81.75%
--------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(b) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Small Cap Portfolio.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    53

      HSBC INVESTOR FUNDS -- OPPORTUNITY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS
      ..........................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(e).

                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------
                                                              NET REALIZED AND
                                     NET ASSET                UNREALIZED GAINS     TOTAL
                                      VALUE,        NET        (LOSSES) FROM        FROM
                                     BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT
                                     OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000           $13.19       (0.26)           7.13            6.87
Year ended October 31, 2001            18.75       (0.14)          (3.58)          (3.72)
Year ended October 31, 2002             9.60       (0.13)          (1.64)          (1.77)
Year ended October 31, 2003             7.83       (0.10)           2.63            2.53
Year ended October 31, 2004            10.36       (0.13)           0.68            0.55
-------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000           $13.06       (0.28)           6.93            6.65
Year ended October 31, 2001            18.40       (0.23)*         (3.47)          (3.70)
Year ended October 31, 2002             9.27       (0.20)*         (1.56)          (1.76)
Year ended October 31, 2003             7.51       (0.18)*          2.52            2.34
Year ended October 31, 2004             9.85       (0.20)           0.64            0.44
-------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2000           $13.13       (0.32)           7.01            6.69
Year ended October 31, 2001            18.51       (0.24)*         (3.49)          (3.73)
Year ended October 31, 2002             9.35       (0.21)*         (1.57)          (1.78)
Year ended October 31, 2003             7.57       (0.18)           2.55            2.37
Year ended October 31, 2004             9.94       (0.22)           0.67            0.45
-------------------------------------------------------------------------------------------

                                            DIVIDENDS
                                     ------------------------
                                     NET REALIZED               NET ASSET
                                      GAINS FROM                 VALUE,
                                      INVESTMENT      TOTAL      END OF      TOTAL
                                     TRANSACTIONS   DIVIDENDS    PERIOD      RETURN
---------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000             (1.31)        (1.31)     $18.75      54.54 %(c)
Year ended October 31, 2001             (5.43)        (5.43)       9.60     (23.65)%(c)
Year ended October 31, 2002                --            --        7.83     (18.44)%(c)
Year ended October 31, 2003                --            --       10.36      32.31 %(c)
Year ended October 31, 2004                --            --       10.91       5.31 %(c)
---------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000             (1.31)        (1.31)     $18.40      53.30 %(d)
Year ended October 31, 2001             (5.43)        (5.43)       9.27     (24.16)%(d)
Year ended October 31, 2002                --            --        7.51     (18.99)%(d)
Year ended October 31, 2003                --            --        9.85      31.16 %(d)
Year ended October 31, 2004                --            --       10.29       4.47 %(d)
---------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2000             (1.31)        (1.31)     $18.51      53.32 %(d)
Year ended October 31, 2001             (5.43)        (5.43)       9.35     (24.17)%(d)
Year ended October 31, 2002                --            --        7.57     (19.04)%(d)
Year ended October 31, 2003                --            --        9.94      31.31 %(d)
Year ended October 31, 2004                --            --       10.39       4.53 %(d)
---------------------------------------------------------------------------------------

                                                                  RATIOS/SUPPLEMENTARY DATA
                                     -----------------------------------------------------------------------------------
                                                                          RATIO OF
                                     NET ASSETS        RATIO OF          INVESTMENT         RATIO OF
                                     AT END OF       EXPENSES TO          LOSS TO          EXPENSES TO
                                       PERIOD          AVERAGE            AVERAGE            AVERAGE         PORTFOLIO
                                      (000's)       NET ASSETS(e)      NET ASSETS(e)    NET ASSETS(a)(e)    TURNOVER(b)
------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2000           $15,415           1.65%              (1.29)%            1.84%            79.51%
Year ended October 31, 2001            11,892           1.65%              (1.32)%            1.97%            52.47%
Year ended October 31, 2002            11,384           1.65%              (1.45)%            2.08%           103.90%
Year ended October 31, 2003            16,695           1.65%              (1.36)%            2.09%           152.05%
Year ended October 31, 2004            20,902           1.61%              (1.24)%            1.72%            81.75%
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2000           $ 1,273           2.40%              (2.02)%            2.49%            79.51%
Year ended October 31, 2001             1,315           2.40%              (2.08)%            2.73%            52.47%
Year ended October 31, 2002             2,374           2.40%              (2.18)%            2.86%           103.90%
Year ended October 31, 2003             3,952           2.40%              (2.11)%            2.83%           152.05%
Year ended October 31, 2004             4,611           2.36%              (2.00)%            2.47%            81.75%
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2000           $   707           2.40%              (2.02)%            2.46%            79.51%
Year ended October 31, 2001               407           2.40%              (2.06)%            2.71%            52.47%
Year ended October 31, 2002               329           2.40%              (2.20)%            2.83%           103.90%
Year ended October 31, 2003               395           2.40%              (2.11)%            2.84%           152.05%
Year ended October 31, 2004               344           2.37%              (2.00)%            2.48%            81.75%
------------------------------------------------------------------------------------------------------------------------

 *  Calculated using average shares outstanding method.
(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(c) Excludes sales charge.
(d) Excludes redemption charge.
(e) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Small Cap Portfolio.

See notes to financial statements.

54    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004
          ......................................................................

1.  ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the 'Advisor Trust'), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the 'Act'), as open-end management investment companies. The Trust and Advisor Trust (collectively the 'Trusts') contain the following funds (individually a 'Fund,' collectively the 'Funds'):

FUND                                       SHORT NAME                     TRUST
----                                       ----------                     -----
HSBC Investor Limited Maturity Fund        Limited Maturity Fund          Trust
HSBC Investor Fixed Income Fund            Fixed Income Fund              Advisor Trust
HSBC Investor Bond Fund                    Bond Fund                      Trust
HSBC Investor New York Tax-Free Bond Fund  New York Tax-Free Bond Fund    Trust
HSBC Investor Growth Fund                  Growth Fund                    Trust
HSBC Investor Value Fund                   Value Fund                     Trust
HSBC Investor Growth and Income Fund       Growth and Income Fund         Trust
HSBC Investor Mid-Cap Fund                 Mid-Cap Fund                   Trust
HSBC Investor International Equity Fund    International Equity Fund      Advisor Trust
HSBC Investor Overseas Equity Fund         Overseas Equity Fund           Trust
HSBC Investor Small Cap Equity Fund        Small Cap Equity Fund          Advisor Trust
HSBC Investor Opportunity Fund             Opportunity Fund               Trust

        The Funds are separate series of the Trusts and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, Growth Fund, Value Fund, International Equity Fund, Overseas Equity Fund, Small Cap Equity Fund, and the Opportunity Fund (individually a 'Feeder Fund,' collectively the 'Feeder Funds') utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their Respective Portfolios (as defined below), per the following schedule:

        On May 7, 2004 the Equity Fund reorganized into two separate HSBC Investor Funds, the HSBC Investor Growth Fund and HSBC Investor Value Fund. Shareholders of the Equity Fund became shareholders of both the HSBC Investor Growth Fund and the HSBC Investor Value Fund as a result of the reorganization, receiving shares of the HSBC Investor Growth Fund and the HSBC Investor Value Fund having an aggregate net asset value equal to the aggregate net asset value of their investment in the Equity Fund. The beginning NAV for the HSBC Investor Value Fund and the HSBC Investor Growth Fund was the closing NAV for the respective class of shares of the Equity Fund.

                                                                             PROPORTIONATE
                                                                              INTEREST ON
FUND                       RESPECTIVE PORTFOLIO                             OCTOBER 31, 2004
----                       --------------------                             ----------------
Limited Maturity Fund      HSBC Investor Limited Maturity Portfolio              62.5%
Fixed Income Fund          HSBC Investor Fixed Income Portfolio                  64.7%
Bond Fund                  HSBC Investor Fixed Income Portfolio                  14.6%
Growth Fund                HSBC Investor Growth Portfolio                        76.9%
Value Fund                 HSBC Investor Value Portfolio                         79.7%
International Equity Fund  HSBC Investor International Equity Portfolio          67.4%
Overseas Equity Fund       HSBC Investor International Equity Portfolio           9.1%
Small Cap Equity Fund      HSBC Investor Small Cap Equity Portfolio              77.9%
Opportunity Fund           HSBC Investor Small Cap Equity Portfolio               7.2%

        The HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor Value Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Portfolio (individually a 'Portfolio,' collectively the 'Portfolios'), are diversified series of the HSBC Investor Portfolios (the 'Portfolio Trust'), and like each Feeder Fund, are open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in

                                             HSBC INVESTOR FAMILY OF FUNDS    55

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

    this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

        The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Limited Maturity Fund, New York Tax-Free Bond Fund, Growth Fund, Value Fund, and the Growth and Income Fund each offers four classes of shares: Class A (Investor) Shares, Class B Shares, Class C Shares and Class Y Shares. The Mid-Cap Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Fixed Income Fund, International Equity Fund, and the Small Cap Equity Fund each offers one class of shares (Advisor). The Bond Fund, Overseas Equity Fund, and the Opportunity Fund each offers three classes of shares, Class A (Investor) Shares, Class B Shares and Class C Shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

        Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

    A. NEW YORK TAX-FREE BOND FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Funds' Board of Trustees. In addition, specific securities may need to be valued by or at the direction of the Funds' Board of Trustees due to potentially significant events. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed conflicts.

    B. FEEDER FUNDS

        The Feeder Funds record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

56    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

    SECURITIES TRANSACTIONS AND RELATED INCOME:

    A. NEW YORK TAX-FREE BOND FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Changes in holdings of portfolio securities are reflected no later than the first business day following the trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    B. FEEDER FUNDS

        The Feeder Funds record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gains or losses and changes in unrealized appreciation or depreciation represent the Feeder Fund's share of such elements allocated from the Portfolio.

    FUTURES CONTRACTS:

        The New York Tax-Free Bond Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the New York Tax-Free Bond Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin', are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

        Futures contracts may also be entered into for non-hedging purposes. A 'sale' of futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A 'purchase' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

        Should market conditions move unexpectedly, the New York Tax-Free Bond Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    OPTIONS:

        The Growth and Income Fund and the Mid-Cap Fund may write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is 'covered' if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the fiscal year ended October 31, 2004, the funds did not write any covered call options.

    ALLOCATIONS:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. In addition, income, expenses (other than class specific), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

                                             HSBC INVESTOR FAMILY OF FUNDS    57

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

    DIVIDENDS TO SHAREHOLDERS:

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Growth Fund and Value Fund, semi-annually in the case of the Growth and Income Fund, Small Cap Equity Fund, and the Opportunity Fund and annually in the case of the Mid-Cap Fund, International Equity Fund and Overseas Equity Fund.

        The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the components of net assets; temporary differences do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

    REDEMPTION FEE:

        Effective April 1, 2004, a redemption fee of 2.00% will be charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased or exchanged into the Funds prior to April 1, 2004. Additionally, this fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. The redemption fee for the International Equity Fund and Overseas Equity Fund was effective beginning September 1, 2003. For the fiscal year ended October 31, 2004 the following Funds collected redemption fees as follows:

FUND                                                          FEES COLLECTED
----                                                          --------------
International Equity Fund...................................     $12,666
Overseas Equity Fund........................................     $ 5,581
NY Tax-free Bond Fund.......................................     $ 1,166
Fixed Income Fund...........................................     $   483
Bond Fund...................................................     $   415
Growth Fund.................................................     $   366
Growth & Income Fund........................................     $   223
Value Fund..................................................     $   194
Opportunity Fund............................................     $    93
Mid-Cap Fund................................................     $     6
Limited Maturity Fund.......................................     $     2

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds

58    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

    and continuously reviews, supervises and administers the Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of:

FUND                                                          FEE RATE
----                                                          --------
New York Tax-Free Bond Fund.................................   0.25%
Growth and Income Fund......................................   0.55%
Mid-Cap Fund................................................   0.55%

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trusts are affiliated, serves the Trusts as Administrator. Such officers, with the exception of the Chief Compliance Officer as noted below, are paid no fees directly by the Funds for serving as officers of the Trusts. Under the terms of the administration agreement, BISYS Ohio receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $8 billion............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
In excess of $9.25 billion but not exceeding $12 billion....   0.050%
In excess of $12 billion....................................   0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. The Portfolios pay half of each Feeder Fund's administration fee for a combination of the total fee rate above. BISYS Ohio may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds. In addition, BISYS provides an employee to serve as Chief Compliance Officer for the Funds including providing certain related services, for which it receives an additional fee.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as Distributor (the 'Distributor'). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Funds. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing the Funds' shares. BISYS, as the Funds' distributor, received $597,255 in commissions from sales of the funds of which $597,211 was reallowed to affiliated brokers and dealers.

    SHAREHOLDER SERVICING:

        The Trusts have entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. For performing these services the shareholder servicing agents receive a fee of 0.25%, 0.25%, and 0.25% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A (Investor) Shares, Class B Shares and Class C Shares of the Fund, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.25% of the average daily net assets of Class A (Investor) Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

                                             HSBC INVESTOR FAMILY OF FUNDS    59

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

    FEE REDUCTIONS:

        The Investment Adviser has agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, of the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Overseas Equity Fund and Opportunity Fund. Each Fund Class has it's own expense limitations based on average daily net assets for any full fiscal year as follows:

                                                                      EXPENSE
FUND                                                          CLASS  LIMITATION
----                                                          -----  ----------
Bond Fund...................................................    A       1.10
Bond Fund...................................................    B       1.85
Bond Fund...................................................    C       1.85
Overseas Equity Fund........................................    A       1.85
Overseas Equity Fund........................................    B       2.60
Overseas Equity Fund........................................    C       2.60
Opportunity Fund............................................    A       1.65
Opportunity Fund............................................    B       2.40
Opportunity Fund............................................    C       2.40

        All contractual and voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods. In addition, the investment advisor may waive additional fees at their discretion.

    FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the New York Tax-Free Bond Fund, Mid-Cap Fund and Growth and Income Fund. For services to the Funds, BISYS Ohio, receives an annual fee, including reimbursement of certain expenses, from each fund accrued daily and paid monthly. Compensation HSBC receives for services to the Funds as custodian is presented in the Statement of Operations as custodian fees.

4.  INVESTMENT TRANSACTIONS:

        Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the fiscal year ended October 31, 2004, totaled:

                                                             PURCHASES        SALES
                                                             ---------        -----
New York Tax-Free Bond Fund...............................  $ 26,753,863   $ 18,709,578
Growth and Income Fund....................................   154,156,979    167,656,658
Mid-Cap Fund..............................................   141,831,679    193,392,708

        There were no long-term U.S. Government securities held during the fiscal year ended October 31, 2004.

        Contributions and withdrawals of the respective Portfolios for the fiscal year ended October 31, 2004, totaled:

                                                             CONTRIBUTIONS   WITHDRAWALS
                                                             -------------   -----------
Limited Maturity Fund......................................   $11,445,572    $ 17,084,967
Fixed Income Fund..........................................    26,267,746      33,512,499
Bond Fund..................................................    12,142,073      10,874,503
Growth Fund................................................    42,459,984       3,996,843
Value Fund.................................................    52,006,478       5,784,640
International Equity Fund..................................    27,419,510      26,854,981
Overseas Equity Fund.......................................    11,450,704       5,705,280
Small Cap Equity Fund......................................    49,406,374     113,317,427
Opportunity Fund...........................................    12,274,598       8,788,407

60    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

5.  CONCENTRATION OF CREDIT RISK:

        The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6.  FEDERAL INCOME TAX INFORMATION:

        The tax characteristics of dividends paid by the Funds during the fiscal year ended October 31, 2004 were as follows:

                              DIVIDENDS PAID FROM
                           --------------------------
                                             NET           TOTAL                        TOTAL
                            ORDINARY      LONG TERM       TAXABLE      TAX EXEMPT     DIVIDENDS
                             INCOME     CAPITAL GAINS    DIVIDENDS    DISTRIBUTIONS    PAID(1)
                             ------     -------------    ---------    -------------    -------
Limited Maturity Fund....  $1,573,548   $  1,736,087    $ 3,309,635    $       --     $3,309,635
Fixed Income Fund........   4,544,831             --      4,544,831            --      4,544,831
Bond Fund................     876,878             --        876,878            --        876,878
NY Tax-Free Bond Fund....       4,914        325,008        329,922     1,995,085      2,325,007
Value Fund...............     175,840             --        175,840            --        175,840
Growth & Income Fund.....   1,549,067             --      1,549,067            --      1,549,067
International Equity
  Fund...................   3,737,768             --      3,737,768            --      3,737,768
Overseas Equity Fund.....      75,763             --         75,763            --         75,763

        As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                                                 UNDISTRIBUTED                               ACCUMULATED
                                 UNDISTRIBUTED   UNDISTRIBUTED     LONG TERM                                 CAPITAL AND
                                   ORDINARY       TAX EXEMPT        CAPITAL      ACCUMULATED    DIVIDENDS       OTHER
                                    INCOME          INCOME           GAINS        EARNINGS       PAYABLE        LOSSES
                                    ------          ------           -----        --------       -------        ------
   Limited Maturity Fund.......   $   63,514        $    --        $201,978      $  265,492    $   (53,515)  $        --
   Fixed Income Fund...........      233,010             --              --         233,010       (171,584)   (1,581,953)
   Bond Fund...................       45,611             --              --          45,611        (33,824)     (827,070)
   NY Tax-Free Bond Fund.......           --         77,222         113,912         191,134        (77,219)           --
   Growth Fund.................           --             --              --              --             --    (1,225,706)
   Value Fund..................      503,837             --              --         503,837             --            --
   Growth & Income Fund........      566,583             --              --         566,583             --   (47,202,215)
   Mid-Cap Fund................           --             --              --              --             --    (9,993,884)
   International Equity Fund...    2,066,371             --              --       2,066,371             --    (5,876,028)
   Overseas Equity Fund........    1,082,333             --         199,434       1,281,767             --            --
   Opportunity Fund............           --             --              --              --             --    (2,107,205)
   Small Cap Equity Fund.......           --             --              --              --             --   (28,555,918)

                                                        TOTAL
                                    UNREALIZED       ACCUMULATED
                                   APPRECIATION/      EARNINGS/
                                 (DEPRECIATION)(2)    (DEFICIT)
                                 -----------------    ---------
   Limited Maturity Fund.......    $    519,923      $    731,900
   Fixed Income Fund...........       6,762,550         5,242,023
   Bond Fund...................         691,893          (123,390)
   NY Tax-Free Bond Fund.......       3,377,114         3,491,029
   Growth Fund.................         950,345          (275,361)
   Value Fund..................       1,975,273         2,479,110
   Growth & Income Fund........      28,902,038       (17,733,594)
   Mid-Cap Fund................      17,497,004         7,503,120
   International Equity Fund...      13,631,078         9,821,421
   Overseas Equity Fund........       1,866,300         3,148,067
   Opportunity Fund............       3,520,594         1,413,389
   Small Cap Equity Fund.......      40,228,402        11,672,484

        ---------------------
       (1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

       (2) The differences between book-basis and tax-basis unrealized appreciation/deprecation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

                                             HSBC INVESTOR FAMILY OF FUNDS    61

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

        As of October 31, 2004, the following Funds have net capital loss carryforwards, which are available to offset future realized gains.

                                                               AMOUNT      EXPIRES
                                                               ------      -------
Fixed Income Fund..........................................  $ 1,484,323    2008
                                                                  97,630    2010
Bond Fund..................................................  $   159,153    2007
                                                                  91,688    2008
                                                                 185,518    2010
                                                                 182,320    2011
                                                                 208,391    2012
Growth Fund................................................  $ 1,225,706    2012
Growth & Income Fund.......................................  $11,648,430    2009
                                                              25,956,764    2010
                                                               9,597,021    2011
Mid-Cap Fund...............................................  $ 9,993,884    2010
Opportunity Fund...........................................  $ 2,107,205    2010
International Equity Fund..................................  $ 5,876,028    2010
Small Cap Equity Fund......................................  $28,555,918    2010

7.  OTHER FEDERAL INCOME INFORMATION (UNAUDITED):

        For the fiscal year ended October 31, 2004, the following percentage of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders.

                                                              DIVIDENDS
                                                              RECEIVED
                                                              DEDUCTION
                                                              ---------
Value Fund..................................................      57%
Growth & Income Fund........................................     100%

        The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Shareholders will receive more detailed information along with their 2004 Form 1099-DIV.

                                                              FOREIGN TAX
                                                              CREDIT PASS
                                                                THROUGH
                                                                -------
International Equity Fund...................................   $534,436
Overseas Equity Fund........................................     71,211

        For the fiscal year ended October 31, 2004, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

                                                                AMOUNT
                                                                ------
Value Fund..................................................  $  175,840
Growth & Income Fund........................................   1,549,067
International Equity Fund...................................   4,272,204
Overseas Equity Fund........................................     146,974

62    HSBC INVESTOR FAMILY OF FUNDS

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
HSBC Investor Funds
HSBC Advisor Funds Trust:

We have audited the accompanying statements of assets and liabilities of HSBC Investor Limited Maturity Fund, HSBC Investor Fixed Income Fund, HSBC Investor Bond Fund, HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Growth Fund, HSBC Investor Value Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor International Equity Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Small Cap Equity Fund and HSBC Investor Opportunity Fund (collectively, the Funds), including the schedules of portfolio investments of HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Growth and Income Fund and HSBC Investor Mid-Cap Fund, as of October 31, 2004, and the related statements of operations for the period then ended, the statements of changes in net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned by HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Growth and Income Fund and HSBC Investor Mid-Cap Fund as of October 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2004, the results of their operations for the period then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
December 20, 2004

                                             HSBC INVESTOR FAMILY OF FUNDS    63

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          TABLE OF SHAREHOLDER EXPENSES -- OCTOBER 31, 2004 (UNAUDITED)
          ......................................................................

    As a shareholder of the HSBC Investor Funds, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees;
(2) ongoing costs, including management fees; distribution and shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 through October 31, 2004.

ACTUAL EXPENSES

    The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                                          BEGINNING        ENDING        EXPENSE PAID      EXPENSE RATIO
                                                        ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*     DURING PERIOD
                                                           5/1/04         10/31/04      5/1/04-10/31/04   5/1/04-10/31/04
                                                           ------         --------      ---------------   ---------------
N.Y. Tax-Free Bond Fund.................  Class A         1,000.00        1,039.20            4.57              0.89%
                                          Class Y         1,000.00        1,040.50            3.29              0.64%
                                          Class B         1,000.00        1,036.30            8.42              1.64%
                                          Class C         1,000.00        1,035.20            8.36              1.63%
Growth & Income Fund....................  Class A         1,000.00        1,010.60            5.27              1.04%
                                          Class Y         1,000.00        1,010.80            4.00              0.79%
                                          Class B         1,000.00        1,005.80            9.05              1.79%
                                          Class C         1,000.00        1,006.90            9.05              1.79%
International Equity Fund...............  Advisor         1,000.00        1,101.10            5.14              0.97%
Overseas Equity Fund....................  Class A         1,000.00        1,097.50            9.15              1.73%
                                          Class B         1,000.00        1,093.60           13.09              2.48%
                                          Class C         1,000.00        1,093.60           13.09              2.48%
Fixed Income Fund.......................  Advisor         1,000.00        1,040.00            3.39              0.66%
Bond Fund...............................  Class A         1,000.00        1,038.70            5.04              0.98%
                                          Class B         1,000.00        1,033.80            8.92              1.74%
                                          Class C         1,000.00        1,033.90            8.92              1.74%
Small Cap Equity Fund...................  Advisor         1,000.00        1,039.00            5.14              1.00%
Opportunity Fund........................  Class A         1,000.00        1,037.10            8.06              1.57%
                                          Class B         1,000.00        1,032.10           11.88              2.32%
                                          Class C         1,000.00        1,033.80           11.89              2.32%
Limited Maturity Fund...................  Class A         1,000.00        1,030.90            5.63              1.10%
                                          Class Y         1,000.00        1,032.10            4.35              0.85%
                                          Class B         1,000.00        1,026.90            9.45              1.85%
                                          Class C         1,000.00        1,027.00            9.45              1.85%
Mid-Cap Fund............................  Class A         1,000.00        1,024.30            5.66              1.11%
                                          Trust           1,000.00        1,025.30            4.39              0.86%
                                          Class B         1,000.00        1,018.70            9.46              1.86%
                                          Class C         1,000.00        1,019.90            9.47              1.86%

    The expense ratios of the Feeder Funds listed above include expenses allocated from the respective Master Portfolio.

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** The Value and Growth Funds commenced operations on May 7, 2004, and as such did not have a full 6 months of expenses during the period.

64    HSBC INVESTOR FAMILY OF FUNDS

       HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
       TABLE OF SHAREHOLDER EXPENSES -- OCTOBER 31, 2004 (CONTINUED) (UNAUDITED)
       .........................................................................

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                          BEGINNING        ENDING        EXPENSE PAID      EXPENSE RATIO
                                                        ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*     DURING PERIOD
                                                           5/1/04         10/31/04      5/1/04-10/31/04   5/1/04-10/31/04
                                                           ------         --------      ---------------   ---------------
N.Y. Tax-Free Bond Fund.................  Class A         1,000.00        1,020.72            4.53              0.89%
                                          Class Y         1,000.00        1,021.98            3.26              0.64%
                                          Class B         1,000.00        1,016.94            8.34              1.64%
                                          Class C         1,000.00        1,016.99            8.29              1.63%
Growth & Income Fund....................  Class A         1,000.00        1,019.96            5.30              1.04%
                                          Class Y         1,000.00        1,021.22            4.02              0.79%
                                          Class B         1,000.00        1,016.18            9.10              1.79%
                                          Class C         1,000.00        1,016.18            9.10              1.79%
International Equity Fund...............  Advisor         1,000.00        1,020.32            4.94              0.97%
Overseas Equity Fund....................  Class A         1,000.00        1,016.48            8.79              1.73%
                                          Class B         1,000.00        1,012.70           12.58              2.48%
                                          Class C         1,000.00        1,012.70           12.58              2.48%
Fixed Income Fund.......................  Advisor         1,000.00        1,021.88            3.36              0.66%
Bond Fund...............................  Class A         1,000.00        1,020.27            4.99              0.98%
                                          Class B         1,000.00        1,016.43            8.84              1.74%
                                          Class C         1,000.00        1,016.43            8.84              1.74%
Small Cap Equity Fund...................  Advisor         1,000.00        1,020.16            5.09              1.00%
Opportunity Fund........................  Class A         1,000.00        1,017.29            7.98              1.57%
                                          Class B         1,000.00        1,013.51           11.77              2.32%
                                          Class C         1,000.00        1,013.51           11.77              2.32%
Limited Maturity Fund...................  Class A         1,000.00        1,019.66            5.60              1.10%
                                          Class Y         1,000.00        1,020.92            4.33              0.85%
                                          Class B         1,000.00        1,015.88            9.40              1.85%
                                          Class C         1,000.00        1,015.88            9.40              1.85%
Mid-Cap Fund............................  Class A         1,000.00        1,019.61            5.65              1.11%
                                          Trust           1,000.00        1,020.87            4.38              0.86%
                                          Class B         1,000.00        1,015.83            9.45              1.86%
                                          Class C         1,000.00        1,015.83            9.45              1.86%

    The expense ratios of the Feeder Funds listed above include expenses allocated from the respective Master Portfolio.

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** The Value and Growth Funds commenced operations on May 7, 2004, and as such did not have a full 6 months of expenses during the period.

                                             HSBC INVESTOR FAMILY OF FUNDS    65

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
          ......................................................................

    At the Special Meeting of Shareholders of HSBC Investor Equity Fund (the 'Fund'), a series of the HSBC Investor Funds (The 'Trust'), held on February 27, 2004, shares were voted as follows on one proposal presented to the
Shareholders:

    1. To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Fund by the HSBC Investor Growth Fund ('Growth Fund') and the HSBC Investor Value Fund ('Value Fund'), each a separate series of the Trust, and the assumption of all liabilities of the Fund by the Growth Fund and the Value Fund in exchange for shares of the Growth Fund and the Value Fund and the subsequent liquidation of the Fund.

           FOR                       AGAINST                     ABSTAIN
           ---                       -------                     -------
    3,338,217 (99.00%)            24,353 (0.72%)              9,222 (0.28%)

66    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          BOARD OF TRUSTEES (UNAUDITED)
          ......................................................................

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees. Asterisks indicate those Trustees who are 'interested persons,' as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

                                                                                                         NUMBER OF PORTFOLIOS
                                              TERM OF OFFICE AND                                             IN THE FUND
    NAME, ADDRESS           POSITION(S)         LENGTH OF TIME            PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN
  AND YEAR OF BIRTH     HELD WITH THE FUNDS  SERVED WITH THE FUNDS          DURING PAST 5 YEARS               BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Frederick C. Chen             Trustee         Indefinite; 1990 to   Management Consultant, since 1988             32
P.O. Box 182845                                     present
Columbus, Ohio 43218
Date of Birth: 1927
-----------------------------------------------------------------------------------------------------------------------------
Larry M. Robbins              Trustee         Indefinite; 1987 to   Director for the Center of Teaching           32
P.O. Box 182845                                     present         and Learning, University of
Columbus, Ohio 43218                                                Pennsylvania
Date of Birth: 1938
-----------------------------------------------------------------------------------------------------------------------------
Alan S. Parsow                Trustee         Indefinite; 1987 to   General Partner of Parsow                     32
P.O. Box 182845                                     present         Partnership, Ltd., since 1989
Columbus, Ohio 43218
Date of Birth: 1950
-----------------------------------------------------------------------------------------------------------------------------
Michael Seely                 Trustee         Indefinite; 1987 to   President of Investor Access                  32
P.O. Box 182845                                     present         Corporation, 1978-present
Columbus, Ohio 43218
Date of Birth: 1945
-----------------------------------------------------------------------------------------------------------------------------
Stephen J. Baker*             Trustee          Indefinite; March    Chief Executive Officer, HSBC Asset           32
P.O. Box 182845                                 2004 to present     Management (Americas) Inc., 2003-
Columbus, Ohio 43218                                                present; Chief Executive Officer,
Date of Birth: 1956                                                 HSBC Asset Management (Canada)
                                                                    Limited, 1998-2003
-----------------------------------------------------------------------------------------------------------------------------
Thomas Robards            Advisory Board      Indefinite; 2004 to   Senior Vice President and Chief               32
P.O. Box 182845               Member                present         Financial Officer, American Museum
Columbus, Ohio 43218                                                of Natural History, 2003-present;
Date of Birth: 1946                                                 Chief Financial Officer, Datek
                                                                    Online Holding Corp., 2000-2003;
                                                                    Executive Vice President and Chief
                                                                    Financial Officer, Republic New
                                                                    York Corporation, 1976-2000
-----------------------------------------------------------------------------------------------------------------------------

    NAME, ADDRESS       OTHER DIRECTORSHIPS
  AND YEAR OF BIRTH       HELD BY TRUSTEE
---------------------------------------------------
Frederick C. Chen              None
P.O. Box 182845
Columbus, Ohio 43218
Date of Birth: 1927
---------------------------------------------------
Larry M. Robbins               None
P.O. Box 182845
Columbus, Ohio 43218
Date of Birth: 1938
---------------------------------------------------
Alan S. Parsow                 None
P.O. Box 182845
Columbus, Ohio 43218
Date of Birth: 1950
---------------------------------------------------
Michael Seely                  None
P.O. Box 182845
Columbus, Ohio 43218
Date of Birth: 1945
---------------------------------------------------
Stephen J. Baker*              None
P.O. Box 182845
Columbus, Ohio 43218
Date of Birth: 1956
---------------------------------------------------
Thomas Robards                 None
P.O. Box 182845
Columbus, Ohio 43218
Date of Birth: 1946
---------------------------------------------------

                                             HSBC INVESTOR FAMILY OF FUNDS    67

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
          ......................................................................

The names of the Officers, their addresses, ages, position(s) held with each Trust, and principal occupation(s) during the past five years are described in the table below. Unless otherwise indicated, the address for each Officer is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

OFFICERS

                                              TERM OF OFFICE AND
    NAME, ADDRESS           POSITION(S)         LENGTH OF TIME                        PRINCIPAL OCCUPATION(S)
  AND YEAR OF BIRTH     HELD WITH THE FUNDS  SERVED WITH THE FUNDS                      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
Richard A. Fabietti          President         Indefinite; March  Senior Vice President, Head of Product Management, HSBC
3435 Stelzer Road                                2004- Present    Asset Management (Americas) Inc., 1998-Present
Columbus, Ohio 43219
Date of Birth: 1958
----------------------------------------------------------------------------------------------------------------------------
Mark L. Suter*            Vice President          Indefinite;     Employee of BISYS Fund Services, Inc., 2000-Present; Vice
90 Park Avenue                                   2000-Present     President of Client Services, Seligman Data 1997-1999;
10th Floor                                                        Vice President, Capitalink, 1996-1997
New York, NY 10018
Date of Birth: 1962
----------------------------------------------------------------------------------------------------------------------------
Salvatore Iocolano        Vice President          Indefinite;     Senior Compliance Officer, HSBC Asset Management (Americas)
452 5th Avenue                                   2002-Present     Inc., 2001-Present; Director of Compliance, KPMG Investment
18th Floor                                                        Advisors, 1999-2001; Securities Compliance Examiner, U.S.
New York, NY 10018                                                Securities Exchange Commission, 1995-1998
Date of Birth: 1962
----------------------------------------------------------------------------------------------------------------------------
Troy Sheets*                 Treasurer            Indefinite;     Employee of BISYS Fund Services, Inc., 2002-Present; Senior
3435 Stelzer Road                                2004-Present     Manager, KPMG LLP, 1993-2002
Columbus, Ohio 43219
Date of Birth: 1971
----------------------------------------------------------------------------------------------------------------------------
Alaina Metz*            Assistant Secretary       Indefinite;     Employee of BISYS Fund Services, Inc., 1995-Present
3435 Stelzer Road                                1996-Present
Columbus, Ohio 43219
Date of Birth: 1967
----------------------------------------------------------------------------------------------------------------------------
Frederick J. Schmidt*    Chief Compliance       Expires 2005;     Senior Vice President and Chief Compliance Officer, CCO
90 Park Avenue                Officer           2004-Present      Services of BISYS Fund Services, 2004-Present; President,
10th Floor                                                        FJS Associates, 2002-2004; Vice President, Credit Agricole
New York, NY 10016                                                Asset Management, U.S., 1987-2002
----------------------------------------------------------------------------------------------------------------------------

---------
* Messrs. Suter, Sheets and Schmidt and Ms. Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

68    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004
          ......................................................................

---------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  67.7%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
FEDERAL HOME LOAN BANK  - 6.5%
2.95%, 9/14/06.........................  2,500,000    2,506,740
5.75%, 5/15/12.........................  1,500,000    1,653,918
                                                     ----------
                                                      4,160,658
                                                     ----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 20.8%
3.25%, 2/25/08, Callable 2/25/05
 @100..................................  2,000,000    1,988,970
Pool #E92282, 5.50%, 11/1/17...........  1,450,972    1,504,106
Pool #2642, 4.50%, 10/25/27............  3,000,000    3,071,243
Pool #C01188, 7.00%, 6/1/31............    403,938      429,139
Pool #C75371, 6.00%, 1/1/33............    895,585      928,521
Pool #A11010, 5.00%, 7/1/33............  1,708,642    1,708,373
Pool #A14659, 6.50%, 10/1/33...........  1,585,933    1,677,735
Pool #E96835, 4.50%, 6/1/18............  1,942,429    1,952,717
                                                     ----------
                                                     13,260,804
                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 26.3%
4.00%, 9/2/08..........................  1,000,000    1,016,819
5.50%, 3/15/11.........................    500,000      542,242
4.625%, 5/1/13.........................  1,250,000    1,247,780
Pool #535063, 6.50%, 12/1/14...........    384,527      408,262
Pool #535933, 6.50%, 5/1/31............    302,445      318,635
Pool #593187, 7.00%, 11/1/31...........    943,404    1,002,570
Pool #695204, 5.50%, 3/1/33............  1,363,718    1,391,241
Pool #694985, 6.00%, 3/1/33............  1,681,359    1,745,706
Pool #555427, 6.00%, 2/1/18............  2,193,514    2,303,286
Pool #704439, 5.00%, 5/1/18............  1,986,621    2,030,223
Pool #722985, 3.95%, 7/1/33............  1,442,800    1,451,524
Pool #740686, 6.50%, 10/1/33...........  1,383,478    1,458,568
Pool #753474, 5.50%, 11/1/33...........  1,809,978    1,845,436
                                                     ----------
                                                     16,762,292
                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 6.6%
Pool #2687, 6.00%, 12/20/28............    569,116      593,609
Pool #3415, 5.50%, 7/20/33.............  1,620,619    1,658,470
Pool #612373, 6.00%, 11/15/33..........  1,860,856    1,937,699
                                                     ----------
                                                      4,189,778
                                                     ----------
U.S. TREASURY BONDS  - 1.7%
5.375%, 2/15/31........................  1,000,000    1,086,133
                                                     ----------
U.S. TREASURY NOTES  - 5.8%
3.125%, 4/15/09........................  1,550,000    1,545,823
4.875%, 2/15/12........................  1,000,000    1,071,680
4.75%, 5/15/14.........................  1,000,000    1,057,344
                                                     ----------
                                                      3,674,847
                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS....................              43,134,512
                                                     ----------
---------------------------------------------------------------
 CORPORATE OBLIGATIONS,  - 25.4%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
AEROSPACE & DEFENSE  - 1.2%
Honeywell International, Inc., 5.125%,
 11/1/06...............................    750,000      780,906
                                                     ----------
AUTO MANUFACTURERS  - 1.2%
General Motors Corp., 7.20%, 1/15/11...    750,000      790,064
                                                     ----------
BANKING  - 1.7%
Corestates Capital, 6.75%, 11/15/06....  1,000,000    1,074,861
                                                     ----------
BROKERAGE SERVICES  - 4.4%
Goldman Sachs Group, Inc., 5.70%,
 9/1/12................................    500,000      532,567
Goldman Sachs Group, Inc., 6.125%,
 2/15/33...............................    750,000      764,776
Lehman Brothers Holdings, Inc., 6.25%,
 5/15/06...............................    500,000      525,284
Merrill Lynch & Co., 3.375%, 9/14/07...  1,000,000    1,002,959
                                                     ----------
                                                      2,825,586
                                                     ----------
ELECTRONIC COMPUTERS  - 1.6%
Hewlett-Packard Co., 7.15%, 6/15/05....  1,000,000    1,028,797
                                                     ----------
FINANCE  - 10.2%
CIT Group, Inc., 4.125%, 2/21/06.......  1,000,000    1,016,608
Countrywide Home Loans, Inc., 5.50%,
 8/1/06................................  1,250,000    1,301,940
Ford Motor Credit Co., 6.50%,
 1/25/07...............................  1,250,000    1,313,317
General Motors Accept Corp., 4.50%,
 7/15/06...............................    250,000      253,707
General Motors Accept Corp., 5.125%,
 5/9/08................................    500,000      507,721
MGIC Investment Corp., 6.00%,
 3/15/07...............................    750,000      797,214
Morgan Stanley, 4.75%, 4/1/14..........    750,000      734,724
Washington Mutual, Inc., 4.625%,
 4/1/14................................    500,000      481,677
                                                     ----------
                                                      6,406,908
                                                     ----------
GOVERNMENTS (FOREIGN)  - 1.2%
United Mexican States, 4.625%,
 10/8/08...............................    750,000      762,750
                                                     ----------
INSURANCE  - 0.4%
Travelers Property Casualty Corp.,
 6.375%, 3/15/33.......................    250,000      257,141
                                                     ----------
MEDIA  - 2.4%
Comcast Corp., 5.30%, 1/15/14..........  1,000,000    1,019,686
AOL Time Warner, Inc., 6.125%,
 4/15/06...............................    500,000      522,697
                                                     ----------
                                                      1,542,383
                                                     ----------
TELECOMMUNICATIONS  - 0.8%
Deutsche Telekom International Finance
 BV, 3.875%, 7/22/08...................    500,000      503,858
                                                     ----------
UTILITIES  - 0.3%
Pacific Gas & Electric Co., 2.72%,
 4/3/06, Callable 1/3/05 @100 (b)......     69,000       69,085
Pacific Gas & Electric Co., 4.80%,
 3/1/14................................    135,000      135,203
                                                     ----------
                                                        204,288
                                                     ----------
TOTAL CORPORATE OBLIGATIONS............              16,177,542
                                                     ----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    69

          HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

---------------------------------------------------------------
 ASSET BACKED SECURITIES  - 5.9%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
Carmax Auto Owner Trust, 3.00%,
 9/15/08...............................  1,250,000    1,247,850
Honda Auto Receivables Owner Trust 03 1
 A4, 2.48%, 7/18/08....................  2,500,000    2,491,889
                                                     ----------
TOTAL ASSET BACKED SECURITIES..........               3,739,739
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.3%
                                          SHARES      VALUE($)
                                         ---------   ----------
HSBC Investor Money Market Fund Class I
 Shares*...............................   168,429       168,429
                                                     ----------
TOTAL INVESTMENT COMPANIES.............                 168,429
                                                     ----------
TOTAL INVESTMENTS
 (COST $62,393,888) (a)  - 99.3%.......              63,220,222
                                                     ----------
                                                     ----------

---------

Percentages indicated are based on net assets of $63,696,789.

(a) Cost for federal income tax and financial reporting purposes are the same and differs from value by net unrealized appreciation as follows.

     Unrealized appreciation..........  $ 970,041
     Unrealized depreciation..........   (143,707)
                                        ---------
                                        $ 826,334
                                        ---------
                                        ---------

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

  * Investment in affiliate.

70    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004
          ......................................................................

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  59.4%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
FEDERAL HOME LOAN BANK  - 10.9%
2.875%, 9/15/06.......................  1,850,000      1,855,295
4.40%, 11/20/06.......................  4,500,000      4,640,675
5.05%, 2/6/13, Callable 12/8/04 @
 100..................................  5,795,000      5,795,724
5.00%, 2/7/13, Callable 2/7/05 @
 100..................................  6,085,000      6,113,337
                                                     -----------
                                                      18,405,031
                                                     -----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 10.8%
5.75%, 9/15/10**......................  4,910,000      6,976,348
5.00%, 7/15/14........................  1,300,000      1,351,093
Pool #2642, 4.50%, 10/25/27...........  7,000,000      7,166,235
Pool #C00368, 8.50%, 10/1/24..........     69,420         76,545
Pool #C00922, 8.00%, 2/1/30...........    514,564        559,152
Pool #C54447, 7.00%, 7/1/31...........    111,715        118,684
Pool #C60712, 6.50%, 11/1/31..........    950,337      1,000,461
Pool #C80387, 6.50%, 4/1/26...........     59,271         62,519
Pool #D62926, 6.50%, 8/1/25...........     44,523         46,989
Pool #G00951, 6.00%, 7/1/28...........    539,165        559,631
Pool #G01317, 7.00%, 10/1/31..........    419,744        445,931
                                                     -----------
                                                      18,363,588
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 18.6%
6.75%, 1/25/08........................    112,199        112,126
4.625%, 5/1/13........................  3,300,000      3,294,139
5.75%, 11/7/17........................  2,575,000      2,557,899
6.25%, 5/15/29........................  1,798,000      2,039,008
6.625%, 11/15/30......................    500,000        593,766
5.50%, 8/1/33......................... 11,147,627     11,366,010
Pool #253438, 8.50%, 9/1/30...........    131,327        143,281
Pool #329530, 7.00%, 12/1/25..........    128,715        137,310
Pool #329655, 7.00%, 11/1/25..........    100,699        107,423
Pool #356905, 3.97%, 10/1/36, (b).....    415,189        424,487
Pool #398958, 6.50%, 10/1/12..........    131,195        139,342
Pool #535332, 8.50%, 4/1/30...........    110,157        120,282
Pool #535440, 8.50%, 8/1/30...........    131,033        142,961
Pool #535608, 9.50%, 4/1/30...........    213,006        240,616
Pool #548965, 8.50%, 7/1/30...........    104,565        114,084
Pool #568486, 7.00%, 1/1/31...........     88,219         93,776
Pool #573752, 8.50%, 2/1/31...........    113,381        123,703
Pool #575328, 6.50%, 4/1/31...........    161,561        170,209
Pool #623129, 6.50%, 1/1/32...........  1,723,097      1,815,333
Pool #651901, 6.00%, 8/1/32...........  1,902,334      1,975,515
Pool #695777, 5.50%, 4/1/33...........  1,847,485      1,884,772
Pool #722985, 3.95%, 7/1/33...........  4,111,979      4,136,843
                                                     -----------
                                                      31,732,885
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 2.7%
Pool #346406, 7.50%, 2/15/23..........    157,099        170,362
Pool #412530, 7.50%, 12/15/25.........    167,075        180,584
Pool #587112, 6.00%, 6/15/32..........  2,753,890      2,870,282
Pool #780804, 10.00%, 12/15/20........    131,904        148,072
Pool #780826, 9.50%, 5/15/18..........     80,765         91,331
Pool #781300, 7.00%, 6/15/31..........    367,100        392,003
Pool #781345, 6.00%, 10/15/31.........    699,284        729,313
                                                     -----------
                                                       4,581,947
                                                     -----------
----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONT'D.
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
U.S. TREASURY BONDS  - 2.9%
6.00%, 2/15/26........................  1,200,000      1,385,016
5.25%, 11/15/28.......................  2,200,000      2,319,111
5.375%, 2/15/31.......................  1,085,000      1,178,454
                                                     -----------
                                                       4,882,581
                                                     -----------
U.S. TREASURY NOTES  - 13.5%
5.875%, 11/15/04...................... 10,000,000     10,014,840
1.625%, 3/31/05.......................    800,000        798,562
1.625%, 2/28/06.......................  3,000,000      2,972,226
2.75%, 6/30/06........................  2,800,000      2,813,782
4.00%, 2/15/14........................  4,365,000      4,365,170
4.25%, 8/15/14........................    790,000        803,948
5.50%, 8/15/28........................  1,000,000      1,089,062
                                                     -----------
                                                      22,857,590
                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS...................               100,823,622
                                                     -----------

----------------------------------------------------------------
CORPORATE OBLIGATIONS  - 24.0%

AEROSPACE & DEFENSE  - 0.2%
Lockheed Martin Corp., 8.50%,
 12/1/29..............................    300,000        402,887
                                                     -----------
AUTO MANUFACTURERS  - 0.6%
General Motors Corp., 7.125%,
 7/15/13..............................  1,050,000      1,089,417
                                                     -----------
FINANCE  - 18.5%
AIG SunAmerica Global Financing VI,
 6.30%, 5/10/11, (c)..................    642,000        708,035
Anthem Insurance, 9.125%, 4/1/10,
 (c)..................................    205,000        250,713
Anthem Insurance, 9.00%, 4/1/27,
 (c)..................................    305,000        417,167
AXA Financial, Inc., 6.50%, 4/1/08....    165,000        180,914
Capital One Bank, 5.125%, 2/15/14.....    725,000        728,241
CIT Group, Inc., 7.375%, 4/2/07.......  4,725,000      5,175,136
Citigroup, Inc., 5.625%, 8/27/12......  2,500,000      2,695,455
Citigroup, Inc., 5.00%, 9/15/14,
 (c)..................................    775,000        786,312
EOP Operating LP, 7.50%, 4/19/29......    163,000        185,671
Farmers Exchange Capital, 7.05%,
 7/15/28, (c).........................    388,000        392,937
Farmers Insurance Exchange, 8.625%,
 5/1/24, (c)..........................    238,000        277,534
Florida Windstorm, 7.125%, 2/25/19,
 (c)..................................    608,000        709,594
Ford Motor Credit Co., 7.00%,
 10/1/13..............................    850,000        897,646
General Electric Capital Corp., 8.75%,
 5/21/07..............................  1,300,000      1,482,321
General Electric Capital Corp.,
 7.375%, 1/19/10......................    447,000        519,234
General Electric Capital Corp.,
 6.875%, 11/15/10.....................  1,200,000      1,368,410
Goldman Sachs Capital I, 6.345%,
 2/15/34..............................    500,000        509,579
Goldman Sachs Group, Inc., 6.875%,
 1/15/11..............................  3,080,000      3,503,990
Hutchison Whampoa Finance CI Ltd.,
 7.45%, 8/1/17, (c)...................    402,000        442,817
J.P. Morgan Chase & Co., 5.25%,
 5/30/07..............................  3,500,000      3,670,716
Metropolitan Life Insurance Co.,
 7.80%, 11/1/25, (c)..................    275,000        338,387
Morgan Stanley, 5.80%, 4/1/07.........  2,500,000      2,654,390

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    71

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
New York Life Insurance, 7.50%,
 12/15/23, Callable 1/3/05 @103.25
 (c)..................................    250,000        259,359
PNC Institutional Capital Trust A,
 7.95%, 12/15/26 (c)..................    187,000        209,201
Prudential Insurance Co., 8.30%,
 7/1/25 (c)...........................    548,000        692,625
Travelers Property Casualty Corp.,
 7.75%, 4/15/26.......................  1,000,000      1,202,069
Washington Mutual, Inc., 4.625%,
 4/1/14...............................  1,000,000        963,354
                                                     -----------
                                                      31,221,807
                                                     -----------
GOVERNMENTS (FOREIGN)  - 0.6%
United Mexican States, 8.125%,
 12/30/19.............................    495,000        579,892
United Mexican States, 6.75%,
 9/27/34..............................    525,000        513,188
                                                     -----------
                                                       1,093,080
                                                     -----------
OIL & GAS  - 1.3%
Anadarko Finance Co., 6.75%, 5/1/11,
 (c)..................................  1,250,000      1,422,659
Conoco, Inc., 6.95%, 4/15/29..........    565,000        660,850
                                                     -----------
                                                       2,083,509
                                                     -----------
TELECOMMUNICATIONS  - 2.1%
Comcast Cable Communications Holdings,
 Inc., 8.375%, 3/15/13................  2,200,000      2,699,183
Lenfest Communications, 7.625%,
 2/15/08..............................    330,000        367,511
SBC Global Communications, Inc.,
 5.10%, 9/15/14.......................    380,000        382,643
                                                     -----------
                                                       3,449,337
                                                     -----------
UTILITIES  - 0.7%
Pacific Gas & Electric Co., 4.80%,
 3/1/14...............................    480,000        480,721
Pacific Gas & Electric Co., 6.05%,
 3/1/34...............................    350,000        360,475
RAS Laffan Liquid Natural Gas, 8.29%,
 3/15/14, (c).........................    348,000        414,558
                                                     -----------
                                                       1,255,754
                                                     -----------
TOTAL CORPORATE OBLIGATIONS...........                40,595,791
                                                     -----------

----------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS  - 3.8%

Banc of America Commercial Mortgage,
 Inc. 00 2 A2, 7.20%, 5/15/10.........    675,000        771,756
Chase Commercial Mortgage Securities
 Corp. 99 2 A2, 7.20%, 1/15/32........    700,000        799,306
DLJ Mortgage Acceptance Corp. IO 97
 CF1 S, 0.94%, 5/15/30, (b) (d).......    710,657         13,066
Fannie Mae IO 00 16 PS, 6.67%,
 10/25/29, (b) (d)....................    177,591         13,209
Fannie Mae IO 01 4 SA, 5.66%, 2/17/31,
 (b) (d)..............................    488,528         45,985
Fannie Mae IO 200 32 SV, 6.71%,
 3/18/30, (b) (d).....................     98,141          5,510
Fannie Mae IO 270 2, 8.50%, 9/1/23,
 (d)..................................    106,495         21,064
Fannie Mae IO 296 2, 8.00%, 4/1/24,
 (d)..................................    121,373         22,878
Fannie Mae IO 306 2, 8.00%, 5/1/30,
 (d)..................................    180,382         35,832
FHA Weyerhauser, 7.43%, 1/1/24 (i)....     80,120         80,376
First Union-Chase Commercial Mortgage
 99 C2 A2, 6.645%, 6/15/31............    597,000        660,527
Freddie Mac IO 1534 K, 5.53%, 6/15/23,
 (b) (d)..............................    335,659         28,915
Freddie Mac IO 2141 SD, 6.28%,
 4/15/29, (b) (d).....................    231,317         24,423

----------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Freddie Mac IO 2247 SC, 5.63%,
 8/15/30, (b) (d).....................    177,434         10,323
GE Capital Commercial Mortgage Corp.
 01 1 A1, 6.08%, 5/15/33..............    273,694        292,118
GMAC Commercial Mortgage Securities,
 Inc. 98 C2 A2, 6.42%, 5/15/35........    587,000        639,623
GMAC Commercial Mortgage Securities,
 Inc. IO 96 C1 X2, 1.74%,
 10/15/28, (b) (d)....................    341,938          9,110
Government National Mortgage
 Association IO 99 29 SD, 6.11%,
 3/16/26, (b) (d).....................    112,037          3,507
Government National Mortgage
 Association IO 99 30 S, 6.71%,
 8/16/29, (b) (d).....................    194,639         19,420
Government National Mortgage
 Association IO 99 30 SA, 6.11%,
 4/16/29, (b) (d).....................    242,365         19,303
Government National Mortgage
 Association IO 99 32 SB, 6.11%,
 7/16/27, (b) (d).....................    135,311          6,839
GS Mortgage Securities Corp. IO 97 GL
 X2, 0.83%, 7/13/30, (b) (d)..........    374,325          7,585
LB-UBS Commercial Mortgage Trust 00 C3
 A1, 7.95%, 7/15/09...................    287,291        308,967
LB-UBS Commercial Mortgage Trust 00 C4
 A2, 7.37%, 8/15/26...................    600,000        695,147
PNC Mortgage Acceptance Corp. 00 C2
 A2, 7.30%, 10/12/33..................    600,000        693,654
Ryland Mortgage Securities Corp. 94 4
 C1, 4.00%, 9/25/30, (b)..............    417,328        416,721
Salomon Brothers Mortgage Securities
 VII 00 C3 A2, 6.59%, 12/18/33........    650,000        727,691
                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS..........................                 6,372,855
                                                     -----------

----------------------------------------------------------------
ASSET BACKED SECURITIES  - 6.2%

Citibank Credit Card Issuance Trust 00
 A3, 6.875%, 11/16/09.................  1,115,000      1,230,102
Connecticut RRB Special Purpose Trust
 CL&P-1 01 1 A5, 6.21%, 12/30/11......    700,000        777,204
Detroit Edison Securitization Funding
 LLC 01 1 A3, 5.875%, 3/1/10..........    357,000        377,873
Detroit Edison Securitization Funding
 LLC 01 1 A5, 6.42%, 3/1/15...........    417,000        472,939
MBNA Master Credit Card Trust 00 E A,
 7.80%, 10/15/12......................    600,000        717,199
MBNA Master Credit Card Trust 99 B A,
 5.90%, 8/15/11.......................    527,000        575,880
Peco Energy Transition Trust 00 A A3,
 7.625%, 3/1/10.......................    600,000        691,983
Peco Energy Transition Trust 01 A A1,
 6.52%, 12/31/10......................    550,000        619,879
PSE&G Transition Funding LLC 01 1 A6,
 6.61%, 6/15/15.......................    355,000        407,462
Union Acceptance Corp. 01 C B, 4.73%,
 11/9/09..............................  2,500,000      2,553,124
WFS Financial Owner Trust, 3.35%,
 4/17/09..............................  2,000,000      2,010,374
                                                     -----------
TOTAL ASSET BACKED SECURITIES.........                10,434,019
                                                     -----------

72    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

----------------------------------------------------------------
 MUNICIPAL BONDS  - 1.5%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
FINANCE  - 0.6%
Sales Tax Asset Receivables Corp. New
 York, 3.29%, 10/15/07................  1,060,000      1,060,000
                                                     -----------
URBAN AND COMMUNITY DEVELOPMENT  - 0.9%
Indianapolis Indiana Local Public
 Improvement, 3.00%, 10/15/05.........  1,500,000      1,506,570
                                                     -----------
TOTAL MUNICIPAL BONDS.................                 2,566,570
                                                     -----------

----------------------------------------------------------------
INVESTMENT COMPANIES  - 4.2%
                                          SHARES      VALUE($)
                                        ----------   -----------
HSBC Investor Money Market Fund Class
 I Shares *...........................  7,135,742      7,135,742
                                                     -----------
TOTAL INVESTMENT COMPANIES............                 7,135,742
                                                     -----------
TOTAL INVESTMENTS
 (COST $158,869,578) (a)  - 99.1%.....               167,928,599
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $169,459,384.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $8,734. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...........  $10,139,822
    Unrealized depreciation...........   (1,089,535)
                                        -----------
    Net unrealized appreciation.......  $ 9,050,287
                                        -----------
                                        -----------

(b) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2004. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(d) Interest-Only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages.

  * Investment in affiliate.

 ** The principal amount of the security is denominated in Euro.

(i) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities to be illiquid. Represents .05% of net assets.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    73

          HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004
          ......................................................................

-----------------------------------------------------------------
COMMON STOCKS  - 91.3%
                                            SHARES      VALUE($)
                                           ---------   ----------
AEROSPACE & DEFENSE  - 1.8%
Lockheed Martin Corp.....................     16,600      914,494
                                                       ----------
BIOTECHNOLOGY  - 1.3%
Gilead Sciences, Inc. (b)................     18,400      637,192
                                                       ----------
BUSINESS SERVICES  - 2.0%
Cintas Corp..............................      8,450      364,533
Paychex, Inc.............................     18,750      614,888
                                                       ----------
                                                          979,421
                                                       ----------
COMPUTER SOFTWARE  - 11.4%
Apple Computer, Inc. (b).................     12,150      638,240
Automatic Data Processing, Inc...........     19,000      824,409
Electronic Arts, Inc. (b)................     10,200      458,184
First Data Corp..........................     16,700      689,376
Lexmark International, Inc. (b)..........      5,600      465,416
Microsoft Corp...........................     75,550    2,114,644
SAP AG...................................     12,765      544,427
                                                       ----------
                                                        5,734,696
                                                       ----------
COMPUTERS  - 2.4%
Dell, Inc. (b)...........................     34,150    1,197,299
                                                       ----------
CONSUMER PRODUCTS  - 7.3%
Avon Products, Inc.......................     11,500      454,825
Coach, Inc. (b)..........................     11,600      540,908
Harley-Davidson, Inc.....................     21,113    1,215,475
Harman International Industries, Inc.....      3,700      444,666
The Estee Lauder Cos., Inc. Class A......     12,650      543,318
The Procter & Gamble Co..................      8,500      435,030
                                                       ----------
                                                        3,634,222
                                                       ----------
DIVERSIFIED MANUFACTURING OPERATIONS  -
 6.4%
3M Co....................................      7,650      593,411
Danaher Corp.............................     14,150      780,090
General Electric Co......................     52,812    1,801,944
                                                       ----------
                                                        3,175,445
                                                       ----------
ELECTRONIC COMPONENTS &
 SEMICONDUCTORS  - 2.6%
Linear Technology Corp...................      6,600      250,008
Maxim Integrated Products, Inc...........      5,650      248,544
Microchip Technology, Inc................     25,500      771,375
                                                       ----------
                                                        1,269,927
                                                       ----------
FINANCE  - 0.9%
Robert Half International, Inc...........     16,150      428,460
                                                       ----------
FINANCIAL SERVICES  - 11.6%
Goldman Sachs Group, Inc.................     15,200    1,495,376
Legg Mason, Inc..........................      7,400      471,454
Morgan Stanley...........................      9,400      480,246
SLM Corp.................................     36,700    1,661,041
T. Rowe Price Group, Inc.................      9,900      552,123
The Chicago Mercantile Exchange..........      6,550    1,151,032
                                                       ----------
                                                        5,811,272
                                                       ----------
HEALTH CARE  - 9.6%
Boston Scientific Corp. (b)..............     13,600      480,080
DENTSPLY International, Inc..............      6,400      332,864
Guidant Corp.............................     11,750      782,785
Medtronic, Inc...........................     29,650    1,515,412
UnitedHealth Group, Inc..................      6,650      481,460
Zimmer Holdings, Inc. (b)................     15,100    1,171,609
                                                       ----------
                                                        4,764,210
                                                       ----------
HOTELS & LODGING  - 1.0%
Starwood Hotels & Resorts Worldwide,
 Inc.....................................      9,900      472,527
                                                       ----------
-----------------------------------------------------------------
COMMON STOCKS, CONTINUED
                                            SHARES      VALUE($)
                                           ---------   ----------
INTERNET RELATED  - 3.8%
eBay, Inc. (b)...........................     10,800    1,054,188
Google, Inc. Class A (b).................      2,350      448,157
Yahoo!, Inc. (b).........................     10,000      361,900
                                                       ----------
                                                        1,864,245
                                                       ----------
LEISURE  - 2.4%
Carnival Corp............................     23,250    1,175,520
                                                       ----------
MEDICAL & HEALTH PRODUCTS  - 1.8%
Biomet, Inc..............................     10,100      471,468
Genentech, Inc. (b)......................      8,879      404,261
                                                       ----------
                                                          875,729
                                                       ----------
OIL & GAS  - 4.7%
Schlumberger Ltd.........................     18,550    1,167,537
Smith International, Inc. (b)............     20,500    1,190,640
                                                       ----------
                                                        2,358,177
                                                       ----------
PHARMACEUTICALS  - 5.3%
Alcon, Inc...............................      6,900      491,280
Allergan, Inc............................      6,500      465,140
Pfizer, Inc..............................     57,950    1,677,653
                                                       ----------
                                                        2,634,073
                                                       ----------
RETAIL  - 11.1%
Best Buy Co., Inc........................      4,250      251,685
Costco Wholesale Corp....................     21,797    1,044,948
Home Depot, Inc..........................     26,250    1,078,350
Kohl's Corp. (b).........................      9,600      487,296
Staples, Inc.............................     31,650      941,271
Wal-Mart Stores, Inc.....................     12,350      665,912
Walgreen Co..............................     30,117    1,080,899
                                                       ----------
                                                        5,550,361
                                                       ----------
TELECOMMUNICATIONS  - 2.8%
Cisco Systems, Inc. (b)..................     36,700      705,007
Research in Motion Ltd. (b)..............      7,650      674,730
                                                       ----------
                                                        1,379,737
                                                       ----------
TRANSPORTATION  - 1.1%
Expeditors International of Washington,
 Inc.....................................      9,300      531,030
                                                       ----------
TOTAL COMMON STOCKS......................              45,388,037
                                                       ----------

-----------------------------------------------------------------
INVESTMENT COMPANIES  - 7.3%
                                            SHARES      VALUE($)
                                           ---------   ----------
HSBC Investor Money Market Fund Class I
 Shares*.................................  3,619,333    3,619,333
                                                       ----------
TOTAL INVESTMENT COMPANIES...............               3,619,333
                                                       ----------
TOTAL INVESTMENTS
 (COST $47,015,502) (a)  - 98.6%.........              49,007,370
                                                       ----------
                                                       ----------

---------

Percentages indicated are based on net assets of $49,680,204.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $228,316. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation..........  $ 3,126,466
     Unrealized depreciation..........   (1,362,914)
                                        -----------
     Net unrealized appreciation......  $ 1,763,552
                                        -----------
                                        -----------

(b) Represents non-income producing security.

  * Investment in affiliate.

74    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004
          ......................................................................

-----------------------------------------------------------------
COMMON STOCKS  - 90.5%
                                            SHARES      VALUE($)
                                           ---------   ----------
AEROSPACE & DEFENSE  - 8.6%
Lockheed Martin Corp.....................     28,000    1,542,520
Northrop Grumman Corp....................     32,600    1,687,050
Raytheon Co..............................     56,300    2,053,824
                                                       ----------
                                                        5,283,394
                                                       ----------
BANKING  - 5.1%
Bank of America Corp.....................     32,100    1,437,759
Wells Fargo & Co.........................     28,800    1,719,936
                                                       ----------
                                                        3,157,695
                                                       ----------
BUSINESS SERVICES  - 2.3%
Pitney Bowes, Inc........................     32,100    1,404,375
                                                       ----------
COMPUTER SOFTWARE  - 5.0%
Computer Associates International,
 Inc.....................................    111,100    3,078,581
                                                       ----------
CONGLOMERATES  - 2.0%
Loews Corp...............................     20,700    1,239,930
                                                       ----------
CONSUMER PRODUCTS  - 8.2%
Albertson's, Inc.........................     50,400    1,149,624
Altria Group, Inc........................     42,200    2,045,012
Kimberly-Clark Corp......................     31,000    1,849,770
                                                       ----------
                                                        5,044,406
                                                       ----------
DIVERSIFIED MANUFACTURING
 OPERATIONS  - 2.7%
Delphi Corp..............................     52,500      441,525
Ingersoll-Rand Co........................     17,400    1,190,856
                                                       ----------
                                                        1,632,381
                                                       ----------
ELECTRONIC COMPONENTS &
 SEMICONDUCTORS  - 2.8%
Agilent Technologies, Inc. (b)...........     67,400    1,689,044
                                                       ----------
FINANCIAL SERVICES  - 16.3%
Citigroup, Inc...........................     32,307    1,433,462
Countrywide Financial Corp...............     76,600    2,445,838
Fannie Mae...............................     36,400    2,553,459
Genworth Financial, Inc. Class A.........     58,000    1,383,880
J.P. Morgan Chase & Co...................     39,150    1,511,190
MGIC Investment Corp.....................     11,800      758,858
                                                       ----------
                                                       10,086,687
                                                       ----------
GAS & ELECTRIC UTILITY  - 1.4%
Dominion Resources, Inc..................     13,000      836,160
                                                       ----------
HEALTH CARE  - 1.8%
HCA, Inc.................................     30,000    1,101,900
                                                       ----------
INSURANCE  - 9.9%
Aetna, Inc...............................     16,900    1,605,500
AON Corp.................................     77,200    1,575,652
Radian Group, Inc........................     34,900    1,672,757

-----------------------------------------------------------------
COMMON STOCKS, CONTINUED
                                            SHARES      VALUE($)
                                           ---------   ----------
The Hartford Financial Services Group,
 Inc.....................................     21,100    1,233,928
                                                       ----------
                                                        6,087,837
                                                       ----------
MEDIA  - 1.5%
Liberty Media Corp., Class A (b).........    100,350      895,122
                                                       ----------
MINING  - 5.9%
Barrick Gold Corp........................     93,700    2,109,187
Posco ADR................................     13,800      515,982
Rio Tinto PLC ADR........................      9,300      988,590
                                                       ----------
                                                        3,613,759
                                                       ----------
OIL & GAS  - 8.9%
ConocoPhillips...........................     19,491    1,643,286
Kerr-McGee Corp..........................     46,700    2,765,574
Transocean, Inc. (b).....................     30,700    1,082,175
                                                       ----------
                                                        5,491,035
                                                       ----------
PAPER PRODUCTS  - 1.7%
International Paper Co...................     26,800    1,032,068
                                                       ----------
TELECOMMUNICATIONS  - 4.5%
BellSouth Corp...........................     36,050      961,454
Motorola, Inc............................     65,650    1,133,119
Sprint Corp..............................     30,600      641,070
                                                       ----------
                                                        2,735,643
                                                       ----------
TRANSPORTATION  - 1.9%
Union Pacific Corp.......................     18,700    1,177,539
                                                       ----------
TOTAL COMMON STOCKS......................              55,587,556
                                                       ----------

-----------------------------------------------------------------
INVESTMENT COMPANIES  - 9.5%
                                            SHARES      VALUE($)
                                           ---------   ----------
HSBC Investor Money Market Fund
 Class I Shares*.........................  5,823,353    5,823,353
                                                       ----------
TOTAL INVESTMENT COMPANIES...............               5,823,353
                                                       ----------
TOTAL (COST $58,799,753) (a)  - 100.0%...              61,410,909
                                                       ----------
                                                       ----------

---------

Percentages indicated are based on net assets of $61,413,997.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $38,526. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation..........  $ 3,734,100
     Unrealized depreciation..........   (1,161,470)
                                        -----------
     Net unrealized appreciation......  $ 2,572,630
                                        -----------
                                        -----------

(b) Represents non-income producing security.
  * Investment in affiliate.
ADR -- American Depository Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    75

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004
          ......................................................................

-----------------------------------------------------------------
COMMON STOCKS  - 99.2%
                                          SHARES       VALUE($)
                                        -----------   -----------
AUSTRALIA  - 1.1%
BlueScope Steel Ltd...................      418,300     2,419,801
                                                      -----------
BELGIUM  - 2.9%
Belgacom (b)..........................       18,300       674,007
Delhaize Group........................       51,900     3,351,813
KBC Bankverzekeringsholding...........       31,600     2,321,657
                                                      -----------
                                                        6,347,477
                                                      -----------
BRAZIL  - 1.1%
CIA de Saneamento Basico do Estado de
 Sao Paulo............................    7,710,000       311,959
Gerdau SA ADR.........................       33,400       492,984
Petroleo Brasileiro SA ADR............       27,700       903,020
Unibanco GDR..........................       13,000       343,850
Votorantim Celulos Papel SA ADR.......       13,700       473,335
                                                      -----------
                                                        2,525,148
                                                      -----------
CANADA  - 4.2%
Alcan, Inc............................       49,900     2,308,402
Bank of Nova Scotia...................      109,800     3,569,559
BCE, Inc..............................       31,500       731,578
Manulife Financial Corp...............       56,400     2,633,636
                                                      -----------
                                                        9,243,175
                                                      -----------
CHINA  - 0.1%
China Petroleum & Chemical Corp.......      592,000       224,369
                                                      -----------
FINLAND  - 1.0%
Nokia Corp., Class A..................      140,800     2,176,958
                                                      -----------
FRANCE  - 10.2%
Assurances Generales de France........       75,600     5,046,767
BNP Paribas SA........................       15,800     1,077,985
Credit Agricole SA....................       75,900     2,229,584
France Telecom SA.....................       32,800       941,278
Renault SA............................       38,100     3,196,317
Sanofi-Aventis........................       57,800     4,235,488
Societe Generale......................       33,700     3,133,180
Total SA..............................       12,500     2,605,665
                                                      -----------
                                                       22,466,264
                                                      -----------
GERMANY  - 7.9%
Continental AG........................       70,800     3,875,235
E.ON AG...............................       42,300     3,462,114
Fresenius Medical Care AG.............       22,800     1,752,388
HeidelbergCement AG...................       47,600     2,346,063
MAN AG................................       66,000     2,297,487
Siemens AG............................       26,600     1,990,025
Volkswagen AG.........................       35,200     1,571,047
                                                      -----------
                                                       17,294,359
                                                      -----------
HUNGARY  - 0.6%
MOL Magyar Olaj -- es Gazipari Rt.
 GDR..................................       21,600     1,211,760
                                                      -----------
INDIA  - 0.3%
ICICI Bank Ltd. ADR...................       47,300       745,448
                                                      -----------
ISRAEL  - 0.4%
Bank Hapoalim Ltd.....................      286,600       778,277
                                                      -----------
ITALY  - 3.0%
Banca Intesa SpA......................      252,492     1,036,510

-----------------------------------------------------------------
COMMON STOCKS, CONTINUED
                                          SHARES       VALUE($)
                                        -----------   -----------
ENI SpA...............................      241,500     5,497,411
                                                      -----------
                                                        6,533,921
                                                      -----------
JAPAN  - 24.5%
Aiful Corp............................       26,400     2,639,127
Canon, Inc............................      124,000     6,127,651
Daito Trust Construction Co., Ltd.....       36,700     1,553,513
Daiwa House Industry Co., Ltd.........      171,000     1,751,443
Hitachi, Ltd..........................      144,000       907,526
Honda Motor Co., Ltd..................       96,600     4,673,236
ITOCHU Corp...........................      317,000     1,365,824
Japan Tobacco, Inc....................          240     2,111,211
JFE Holdings, Inc.....................      104,700     2,814,490
Leopalace21 Corp......................       29,300       535,974
Nippon Meat Packers, Inc..............      151,000     1,886,162
Nippon Mining Holdings, Inc...........      360,000     1,714,367
Nissan Motor Co., Ltd.................      281,100     3,173,945
Promise Co., Ltd......................       49,000     3,120,518
Sanyo Shinpan Finance Co., Ltd........       20,400     1,144,952
Sega Sammy Holdings, Inc. (b).........       43,000     1,998,961
Sony Corp.............................       12,510       436,169
Sumitomo Mitsui Financial Group,
 Inc..................................          718     4,674,275
Takeda Chemical Industries, Ltd.......       21,500     1,040,110
Tanabe Seiyaku Co., Ltd...............      129,000     1,173,780
The Tokyo Electric Power Co., Inc.....       90,600     2,054,519
Toyota Motor Co.......................       82,000     3,199,887
UFJ Holdings, Inc.....................          453     2,105,882
UNY Co., Ltd..........................      146,000     1,463,656
                                                      -----------
                                                       53,667,178
                                                      -----------
LUXEMBOURG  - 2.6%
Arcelor...............................      307,680     5,760,516
                                                      -----------
NETHERLANDS  - 3.7%
ABN AMRO Holding NV...................      160,553     3,849,823
ING Groep NV..........................       94,168     2,498,863
Royal Dutch Petroleum Co..............       33,800     1,840,964
                                                      -----------
                                                        8,189,650
                                                      -----------
NORWAY  - 0.3%
Yara International ASA (b)............       52,100       559,171
                                                      -----------
SINGAPORE  - 2.0%
Flextronics International Ltd. (b)....      112,400     1,354,420
Singapore Telecommunications Ltd......    2,104,630     3,062,569
                                                      -----------
                                                        4,416,989
                                                      -----------
SOUTH AFRICA  - 1.4%
ABSA Group Ltd........................      100,500     1,104,223
Sanlam Ltd............................      615,600     1,088,262
Telkom South Africa Ltd...............       60,000       853,074
                                                      -----------
                                                        3,045,559
                                                      -----------
SOUTH KOREA  - 2.0%
Hyundai Motor Co. Ltd.................       16,300       790,683
Industrial Bank of Korea GDR..........       88,300       538,630
Kookmin Bank ADR......................       14,600       490,998
POSCO ADR.............................       34,200     1,278,738
Shinhan Financial Group Co. Ltd.
 ADR..................................       35,150     1,376,825
                                                      -----------
                                                        4,475,874
                                                      -----------

76    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

-----------------------------------------------------------------
COMMON STOCKS, CONTINUED
                                          SHARES       VALUE($)
                                        -----------   -----------
SPAIN  - 1.9%
Altadis SA............................       19,800       728,494
Repsol SA.............................      155,000     3,367,799
                                                      -----------
                                                        4,096,293
                                                      -----------
SWEDEN  - 1.3%
Svenska Cellusoa AB, B shares.........       77,800     2,903,888
                                                      -----------
SWITZERLAND  - 3.3%
Credit Suisse Group...................      106,800     3,662,864
Givaudan SA...........................        3,000     1,880,653
Nestle SA Registered..................        7,048     1,671,982
                                                      -----------
                                                        7,215,499
                                                      -----------
TAIWAN  - 1.2%
China Steel Corp. GDR.................       41,400       820,962
Compal Electronics, Inc...............      214,321       970,875
Gigabyte Technology Co. Ltd...........      257,250       290,791
Taiwan Semiconductor Manufacturing Co.
 Ltd..................................      467,755       612,670
                                                      -----------
                                                        2,695,298
                                                      -----------
THAILAND  - 0.2%
PTT Public Company Ltd. PLC...........      121,400       546,913
                                                      -----------
TURKEY  - 0.6%
Akbank TAS............................  175,000,000       787,582
Ford Otomotiv Sanayi A.S..............   80,700,000       638,992
                                                      -----------
                                                        1,426,574
                                                      -----------
UNITED KINGDOM  - 21.4%
Associated British Foods PLC..........      147,000     1,877,170
Aviva PLC.............................      340,000     3,404,685
Barclays PLC..........................      237,700     2,323,498
BP Amoco PLC..........................      609,200     5,904,512
British American Tobacco PLC..........      159,000     2,395,590
Depfa Bank PLC........................       96,470     1,469,349
George Wimpey PLC.....................      244,600     1,572,990
Glaxosmithkline PLC...................      162,400     3,422,560
InterContinental Hotels Group PLC.....      183,600     2,248,404
Lloyds TSB Group PLC..................       83,200       658,874
Mitchells & Butlers PLC...............      119,800       626,790

-----------------------------------------------------------------
COMMON STOCKS, CONTINUED
                                          SHARES       VALUE($)
                                        -----------   -----------
Punch Taverns PLC.....................      185,000     1,879,743
RMC Group PLC.........................      132,300     2,067,453
Royal & Sun Alliance Insurance Group
 PLC..................................      736,000     1,010,859
Royal Bank Of Scotland Group PLC......       42,600     1,256,279
J Sainsbury PLC.......................      410,062     1,942,002
Shell Transport & Trading Co. PLC.....      160,000     1,260,450
Taylor Woodrow PLC....................      361,600     1,538,087
Trinity Mirror PLC....................      145,600     1,725,531
Vodafone Group PLC....................    1,461,053     3,744,914
Whitbread PLC.........................      169,400     2,527,383
Xstrata PLC...........................      146,000     2,266,789
                                                      -----------
                                                       47,123,912
                                                      -----------
TOTAL COMMON STOCKS...................                218,090,271
                                                      -----------

-----------------------------------------------------------------
INVESTMENT COMPANIES  - 0.0%

Investors Bank Trust Cash Reserve.....       79,394        79,394
                                                      -----------
TOTAL INVESTMENT COMPANIES............                     79,394
                                                      -----------

-----------------------------------------------------------------
RIGHTS & WARRANTS  - 0.0%

UNITED KINGDOM  - 0.0%
TI Automotive Ltd., Class A (b).......      190,000             0
                                                      -----------
TOTAL RIGHTS & WARRANTS...............                          0
                                                      -----------
TOTAL INVESTMENTS
 (COST $196,771,568) (a)  - 99.2%.....                218,169,665
                                                      -----------
                                                      -----------

---------
Percentages indicated are based on net assets of $220,025,155.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $690,604. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...........  $24,854,662
       Unrealized depreciation...........   (4,147,169)
                                           -----------
       Net unrealized appreciation.......  $20,707,493
                                           -----------
                                           -----------

(b) Represents non-income producing security.

ADR -- American Depository Receipt

GDR -- Global Depository Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    77

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004
          ......................................................................

                                                              PERCENT OF
INDUSTRY                                                      NET ASSETS
--------                                                      ----------
Automotive..................................................      9.6%
Banking & Financial Services................................     22.3%
Building & Construction.....................................      1.5%
Building Materials..........................................      2.7%
Chemicals...................................................      0.5%
Computer Related............................................      1.6%
Diversified Manufacturing Operations........................      1.0%
Drugs -- Medical............................................      4.8%
Electrical..................................................      2.7%
Electronic Components & Semiconductors......................      4.1%
Food & Beverage.............................................      4.2%
Insurance...................................................      6.0%
Leisure.....................................................      1.3%
Metals & Mining.............................................      6.1%
Manufacturing...............................................      5.6%
Multimedia..................................................      0.8%
Oil & Gas...................................................     10.6%
Paper Products..............................................      1.5%
Real Estate.................................................      0.2%
Restaurants.................................................      1.2%
Retail......................................................      3.0%
Telecommunciations..........................................      5.5%
Tobacco.....................................................      2.4%
Investment Companies........................................      0.0%
                                                                ------
Total Investments...........................................     99.2%
Other assets in excess of liabilities.......................      0.8%
                                                                ------
Net Assets..................................................    100.0%
                                                                ------
                                                                ------

    At October 31, 2004, the Portfolio's open forward currency contracts were as follows:

                                                              CONTRACT         CONTRACT                  UNREALIZED
                                              DELIVERY         AMOUNT            VALUE                 APPRECIATION/
CURRENCY                                        DATE      (LOCAL CURRENCY)   (U.S. DOLLAR)    VALUE    (DEPRECIATION)
--------                                      ---------   ----------------   -------------    -----    --------------
SHORT CONTRACTS
Japanese Yen................................  11/1/2004      9,404,328          $88,636      $88,858       $ (222)
                                                                                -------      -------       ------
TOTAL SHORT CONTRACTS                                                           $88,636      $88,858       $ (222)
                                                                                -------      -------       ------
                                                                                -------      -------       ------

78    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2004
          ......................................................................

-----------------------------------------------------------------
COMMON STOCKS  - 97.4%
                                           SHARES      VALUE($)
                                          ---------   -----------
ADVERTISING  - 1.9%
Monster Worldwide, Inc. (b).............    245,300     6,880,665
                                                      -----------
BANKING  - 6.5%
East West Bancorp, Inc..................    208,200     8,336,328
Southwest Bancorp. of Texas, Inc........    354,000     8,297,760
Wintrust Financial Corp.................    119,800     6,828,600
                                                      -----------
                                                       23,462,688
                                                      -----------
BIOTECHNOLOGY  - 3.5%
Celgene Corp. (b).......................    429,200    12,712,904
                                                      -----------
COMMERCIAL SERVICES  - 2.1%
Alliance Data Systems Corp. (b).........    182,000     7,694,960
                                                      -----------
COMPUTER SOFTWARE  - 6.1%
Ascential Software Corp. (b)............    350,800     4,942,772
CheckFree Corp. (b).....................    115,900     3,592,900
SRA International, Inc. Class A (b).....    154,200     8,289,792
Transaction Systems Architects, Inc.
 Class A (b)............................    306,100     5,018,510
                                                      -----------
                                                       21,843,974
                                                      -----------
CONSTRUCTION  - 1.5%
D. R. Horton, Inc.......................    177,650     5,329,500
                                                      -----------
CONSULTING SERVICES  - 1.2%
LECG Corp. (b)..........................    236,500     4,325,585
                                                      -----------
CRUISE LINES  - 1.7%
Royal Caribbean Cruises Ltd.............    129,000     6,011,400
                                                      -----------
DIVERSIFIED MANUFACTURING
 OPERATIONS  - 7.8%
Actuant Corp. Class A (b)                   219,100     8,691,697
AMETEK, Inc.............................    308,900    10,168,988
Roper Industries, Inc...................    147,700     9,107,182
                                                      -----------
                                                       27,967,867
                                                      -----------
ELECTRONIC COMPONENTS &
 SEMICONDUCTORS  - 8.5%
ATMI, Inc. (b)..........................    227,400     5,309,790
Power Integrations, Inc. (b)............    146,400     3,132,960
Semtech Corp. (b).......................    274,000     5,721,120
Thermo Electron Corp. (b)...............    327,400     9,494,600
Varian Semiconductor Equipment
 Associates, Inc. (b)...................    202,000     6,991,220
                                                      -----------
                                                       30,649,690
                                                      -----------
ENVIRONMENTAL SERVICES  - 6.0%
Pioneer Natural Resources Co............    203,900     6,606,360
Republic Services, Inc. Class A.........    268,900     8,282,120
Waste Connections, Inc. (b).............    214,500     6,761,040
                                                      -----------
                                                       21,649,520
                                                      -----------
FINANCIAL SERVICES  - 1.2%
CapitalSource, Inc. (b).................    188,300     4,217,920
                                                      -----------
HEALTH CARE  - 8.5%
Cytyc Corp. (b).........................    313,200     8,171,388
Manor Care, Inc.........................    299,500     9,805,630
Omnicare, Inc...........................    196,700     5,426,953
PacifiCare Health Systems, Inc. (b).....    197,300     7,027,826
                                                      -----------
                                                       30,431,797
                                                      -----------
HOSPITALS  - 1.4%
Triad Hospitals, Inc. (b)...............    157,700     5,208,831
                                                      -----------
HUMAN RESOURCES  - 0.0%
Employee Solutions, Inc. (b) (c)........      2,483             2
                                                      -----------

-----------------------------------------------------------------
COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                          ---------   -----------
INSURANCE  - 1.0%
Direct General Corp.....................    122,700     3,619,650
                                                      -----------
INTERNET RELATED  - 5.0%
Check Point Software Technologies Ltd.
 (b)....................................    279,000     6,311,259
Concur Technologies, Inc. (b)...........    505,200     5,256,606
RSA Security, Inc. (b)..................    315,300     6,451,038
                                                      -----------
                                                       18,018,903
                                                      -----------
MEDIA  - 2.4%
The E.W. Scripps Co. Class A............     73,400     3,502,648
Westwood One, Inc. (b)..................    228,600     5,276,088
                                                      -----------
                                                        8,778,736
                                                      -----------
OIL & GAS  - 12.5%
Amerada Hess Corp.......................    104,500     8,434,195
Chesapeake Energy Corp..................    526,500     8,466,120
Consol Energy, Inc......................    106,600     3,773,640
Denbury Resources, Inc. (b).............    209,400     5,193,120
Peabody Energy Corp.....................    182,700    11,652,605
Smith International, Inc. (b)...........    120,900     7,021,872
                                                      -----------
                                                       44,541,552
                                                      -----------
PHARMACEUTICALS  - 8.2%
Elan Corp., PLC (b).....................    374,000     9,649,200
OSI Pharmaceuticals, Inc. (b)...........    113,696     7,387,966
Santarus, Inc. (b)......................    553,500     5,435,370
The Medicines Co. (b)...................    259,892     6,923,523
                                                      -----------
                                                       29,396,059
                                                      -----------
RAILROAD EQUIPMENT  - 2.0%
Wabtec Corp.............................    350,400     7,102,608
                                                      -----------
RETAIL  - 4.8%
Cost Plus, Inc. (b).....................    159,800     5,161,540
P.F. Chang's China Bistro, Inc. (b).....     79,800     4,057,032
Williams-Sonoma, Inc. (b)...............    212,000     8,092,040
                                                      -----------
                                                       17,310,612
                                                      -----------
STEEL PRODUCERS  - 2.2%
United States Steel Corp................    211,100     7,751,592
                                                      -----------
TELECOMMUNICATIONS  - 1.4%
Scientific-Atlanta, Inc.................    184,800     5,061,672
                                                      -----------
TOTAL COMMON STOCKS.....................              349,968,687
                                                      -----------

-----------------------------------------------------------------
INVESTMENT COMPANIES  - 0.8%
                                           SHARES      VALUE($)
                                          ---------   -----------
HSBC Investor Money Market Fund Class I
 Shares *...............................  2,753,755     2,753,755
                                                      -----------
TOTAL INVESTMENT COMPANIES..............                2,753,755
                                                      -----------
TOTAL INVESTMENTS
 (COST $298,288,950) (a)  - 98.2%.......              352,722,442
                                                      -----------
                                                      -----------

---------

Percentages indicated are based on net assets of $359,333,273.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $853,300. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation..........  $ 66,472,438
     Unrealized depreciation..........   (12,892,246)
                                        ------------
     Net unrealized appreciation......  $ 53,580,192
                                        ------------
                                        ------------

(b) Represents non-income producing security.
 *  Investment in affiliate.
(c) Represents illiquid security.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    79

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2004
          ......................................................................

                                 LIMITED                                                          INTERNATIONAL      SMALL CAP
                                 MATURITY       FIXED INCOME        GROWTH           VALUE            EQUITY           EQUITY
                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in
    non-affiliates, at value   $63,051,793      $160,792,857     $45,388,037      $55,587,556      $218,169,665     $349,968,687
  Investments in affiliates,
    at value                       168,429         7,135,742       3,619,333        5,823,353                --        2,753,755
  Cash                                  21               109              --           73,345             3,689               --
  Foreign currency                      --                --              --               --         1,651,283               --
  Interest and dividends
    receivable                     511,941         1,837,026          17,490          107,847           348,913           38,622
  Receivable for investments
    sold                                --         1,216,881       1,263,167          476,443           261,321        8,637,157
  Prepaid expenses                     592             1,410           3,345            4,453             1,949            3,538
                               -----------      ------------     -----------      -----------      ------------     ------------
  TOTAL ASSETS                  63,732,776       170,984,025      50,291,372       62,072,997       220,436,820      361,401,759
                               -----------      ------------     -----------      -----------      ------------     ------------
.................................................................................................................................
LIABILITIES:
  Cash overdraft                        --                --              --               --                --              652
  Payable for investments
    purchased                           --         1,439,586         586,187          626,719           107,562        1,790,439
  Unrealized depreciation on
    forward foreign currency
    contracts                           --                --              --               --               222               --
  Accrued expenses and other
    liabilities:
     Investment management          21,944            57,580          20,593           27,185           183,595          245,168
     Administration                  3,285             8,785           1,573            1,976            10,481           15,644
     Other                          10,758            18,690           2,815            3,120           109,805           16,583
                               -----------      ------------     -----------      -----------      ------------     ------------
  TOTAL LIABILITIES                 35,987         1,524,641         611,168          659,000           411,665        2,068,486
                               -----------      ------------     -----------      -----------      ------------     ------------
.................................................................................................................................
NET ASSETS:
  Applicable to investors'
    beneficial interest        $63,696,789      $169,459,384     $49,680,204      $61,413,997      $220,025,155     $359,333,273
                               -----------      ------------     -----------      -----------      ------------     ------------
                               -----------      ------------     -----------      -----------      ------------     ------------
  Investments, at cost         $62,393,888      $158,869,578     $47,015,502      $58,799,753      $196,771,568     $298,288,950
                               -----------      ------------     -----------      -----------      ------------     ------------
                               -----------      ------------     -----------      -----------      ------------     ------------
  Foreign currency, at cost                                                                        $  1,391,612
                                                                                                   ------------
                                                                                                   ------------

80    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2004 (a)
          ......................................................................

                               LIMITED             FIXED
                               MATURITY            INCOME             GROWTH
                              PORTFOLIO          PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                    $3,100,206         $8,907,851        $        47
  Dividends                        9,295             18,184            140,045
  Dividend income from
    affiliated
    investments                   11,026             44,789             14,843
  Foreign tax withholding             --                 --                (17)
                              ----------         ----------        -----------
  TOTAL INVESTMENT INCOME      3,120,527          8,970,824            154,918
                              ----------         ----------        -----------
..................................................................................
EXPENSES:
  Investment management          303,933            743,417             99,225
  Administration                  28,433             69,546              7,426
  Accounting                      58,976             70,575             24,815
  Custodian                       34,174             62,616              8,646
  Trustee                            637                927                 73
  Other                            8,607             18,969              3,524
                              ----------         ----------        -----------
  TOTAL EXPENSES                 434,760            966,050            143,709
                              ----------         ----------        -----------
..................................................................................
NET INVESTMENT INCOME
 (LOSS)                        2,685,767          8,004,774             11,209
                              ----------         ----------        -----------
..................................................................................
NET REALIZED/UNREALIZED
 GAINS (LOSSES) FROM
 INVESTMENTS AND FOREIGN
 CURRENCIES:
  Net realized gains
    (losses) from
    investment and
    foreign currency
    transactions                 350,688          1,234,753         (1,576,336)
  Change in unrealized
appreciation/depreciation
    from investments and
    foreign currencies           195,249            533,676          1,991,868
                              ----------         ----------        -----------
..................................................................................
Net realized/unrealized
 gains from investment
 and foreign currency
 transactions                    545,937          1,768,429            415,532
                              ----------         ----------        -----------
CHANGE IN NET ASSETS
 RESULTING FROM
 OPERATIONS                   $3,231,704         $9,773,203        $   426,741
                              ----------         ----------        -----------
                              ----------         ----------        -----------

                                        INTERNATIONAL        SMALL CAP
                             VALUE         EQUITY              EQUITY
                           PORTFOLIO      PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                 $    106       $    29,462        $         --
  Dividends                 485,952         6,146,706           1,333,092
  Dividend income from
    affiliated
    investments              21,537                --              52,198
  Foreign tax withholding    (1,224)         (879,940)                 --
                           ----------     -----------        ------------
  TOTAL INVESTMENT INCOME   506,371         5,296,228           1,385,290
                           ----------     -----------        ------------
...........................................................................
EXPENSES:
  Investment management     132,482         1,504,012           3,057,110
  Administration              9,445            80,469             142,996
  Accounting                 24,482            88,674              53,012
  Custodian                  10,711           317,414              83,692
  Trustee                        93             1,783               1,982
  Other                       3,972            19,785              31,483
                           ----------     -----------        ------------
  TOTAL EXPENSES            181,185         2,012,137           3,370,275
                           ----------     -----------        ------------
...........................................................................
NET INVESTMENT INCOME
 (LOSS)                     325,186         3,284,091          (1,984,985)
                           ----------     -----------        ------------
...........................................................................
NET REALIZED/UNREALIZED
 GAINS (LOSSES) FROM
 INVESTMENTS AND FOREIGN
 CURRENCIES:
  Net realized gains
    (losses) from
    investment and
    foreign currency
    transactions            506,578        32,731,371          41,945,235
  Change in unrealized
appreciation/depreciation
    from investments and
    foreign currencies     2,611,156        3,338,622         (17,175,725)
                           ----------     -----------        ------------
...........................................................................
Net realized/unrealized
 gains from investment
 and foreign currency
 transactions              3,117,734       36,069,993          24,769,510
                           ----------     -----------        ------------
CHANGE IN NET ASSETS
 RESULTING FROM
 OPERATIONS                $3,442,920     $39,354,084        $ 22,784,525
                           ----------     -----------        ------------
                           ----------     -----------        ------------

---------

(a) The Value & Growth Portfolios commenced operations on May 7, 2004.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    81

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF CHANGES IN NET ASSETS
          ......................................................................

                                                        LIMITED MATURITY                              FIXED INCOME
                                                            PORTFOLIO                                   PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2004     OCTOBER 31, 2003       OCTOBER 31, 2004     OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $  2,685,767        $   5,193,602           $  8,004,774       $  15,566,715
  Net realized gains from investment
    transactions                                     350,688            7,058,455              1,234,753          14,700,573
  Change in unrealized
    appreciation/depreciation from
    investments                                      195,249           (4,380,150)               533,676          (3,893,969)
                                                ------------        -------------           ------------       -------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        3,231,704            7,871,907              9,773,203          26,373,319
                                                ------------        -------------           ------------       -------------
Proceeds from contributions                       19,537,952           76,560,059             47,385,442         210,631,816
Value of withdrawals                             (43,561,156)        (149,758,568)           (91,249,818)       (419,256,855)
                                                ------------        -------------           ------------       -------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (24,023,204)         (73,198,509)           (43,864,376)       (208,625,039)
                                                ------------        -------------           ------------       -------------
CHANGE IN NET ASSETS                             (20,791,500)         (65,326,602)           (34,091,173)       (182,251,720)
...............................................................................................................................
NET ASSETS:
  Beginning of year                               84,488,289          149,814,891            203,550,557         385,802,277
                                                ------------        -------------           ------------       -------------
  End of year                                   $ 63,696,789        $  84,488,289           $169,459,384       $ 203,550,557
                                                ------------        -------------           ------------       -------------
                                                ------------        -------------           ------------       -------------

82    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

          ......................................................................

                                                                     GROWTH                   VALUE
                                                                    PORTFOLIO               PORTFOLIO
------------------------------------------------------------------------------------------------------------
                                                                    FOR THE                 FOR THE
                                                                 PERIOD ENDED            PERIOD ENDED
                                                               OCTOBER 31, 2004(a)     OCTOBER 31, 2004(a)
------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                                            $    11,209             $   325,186
  Net realized gains (losses) from investment transactions          (1,576,336)                506,578
  Change in unrealized appreciation/depreciation from
    investments                                                      1,991,868               2,611,156
                                                                   -----------             -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                         426,741               3,442,920
                                                                   -----------             -----------
Proceeds from contributions                                         53,535,759              64,069,267
Value of withdrawals                                                (4,282,296)             (6,098,190)
                                                                   -----------             -----------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST                                                49,253,463              57,971,077
                                                                   -----------             -----------
CHANGE IN NET ASSETS                                                49,680,204              61,413,997
.......................................................................................................
NET ASSETS:
  Beginning of period                                                       --                      --
                                                                   -----------             -----------
  End of period                                                    $49,680,204             $61,413,997
                                                                   -----------             -----------
                                                                   -----------             -----------
                                                             ----------------------- -----------------

---------

(a) The Value & Growth Portfolios commenced operations on May 7, 2004.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    83

HSBC INVESTOR PORTFOLIOS

          ......................................................................

                                                      INTERNATIONAL EQUITY                          SMALL CAP EQUITY
                                                            PORTFOLIO                                   PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2004     OCTOBER 31, 2003       OCTOBER 31, 2004     OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $  3,284,091       $     2,659,063        $ (1,984,985)       $  (1,839,018)
  Net realized gains (losses) from
    investment and foreign currency
    transactions                                  32,731,371            (3,720,334)         41,945,235            5,028,175
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies             3,338,622            61,679,947         (17,175,725)          88,818,863
                                                ------------       ---------------        ------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       39,354,084            60,618,676          22,784,525           92,008,020
                                                ------------       ---------------        ------------        -------------
Proceeds from contributions                       44,516,479         1,115,446,503          67,718,326          219,219,044
Value of withdrawals                             (65,649,972)       (1,230,876,337)       (157,351,034)        (151,262,999)
                                                ------------       ---------------        ------------        -------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (21,133,493)         (115,429,834)        (89,632,708)          67,956,045
                                                ------------       ---------------        ------------        -------------
CHANGE IN NET ASSETS                              18,220,591           (54,811,158)        (66,848,183)         159,964,065
............................................................................................................................
NET ASSETS:
  Beginning of year                              201,804,564           256,615,722         426,181,456          266,217,391
                                                ------------       ---------------        ------------        -------------
  End of year                                   $220,025,155       $   201,804,564        $359,333,273        $ 426,181,456
                                                ------------       ---------------        ------------        -------------
                                                ------------       ---------------        ------------        -------------

84    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
          ......................................................................

                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                                      ------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                      NET ASSETS AT    RATIO OF     INVESTMENT
                                                                         END OF        EXPENSES    INCOME (LOSS)
                                                                         PERIOD       TO AVERAGE    TO AVERAGE     PORTFOLIO
                                                      TOTAL RETURN      (000'S)       NET ASSETS    NET ASSETS     TURNOVER
----------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (a)                                       $115,180        0.55%(b)        4.97%(b)    102.01%
Year ended October 31, 2002                                              149,815        0.51%           4.60%        44.04%
Year ended October 31, 2003                                 4.42%         84,488        0.53%           3.70%        98.42%
Year ended October 31, 2004                                 4.48%         63,697        0.57%           3.54%        50.06%
----------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
Year ended October 31, 2000                                             $226,366        0.51%           6.74%       440.49%
Year ended October 31, 2001                                              242,914        0.53%           6.53%       341.26%
Year ended October 31, 2002                                              385,802        0.48%           5.14%        77.82%
Year ended October 31, 2003                                 5.80%        203,551        0.48%           4.38%        70.91%
Year ended October 31, 2004                                 5.56%        169,459        0.52%           4.31%        34.88%
----------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period ended October 31, 2004 (a)                          (0.86%)(c)   $ 49,680        0.72%(b)        0.06%(b)     53.08%
----------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
Period ended October 31, 2004 (a)                           6.12%(c)    $ 61,414        0.71%(b)        1.28%(b)     10.33%
----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 2000                                             $332,325        0.84%           0.53%        27.81%
Year ended October 31, 2001                                              275,848        0.90%           0.54%        26.90%
Year ended October 31, 2002                                              256,616        0.91%           0.63%        31.63%
Year ended October 31, 2003                                23.70%        201,805        0.96%           1.00%        68.51%
Year ended October 31, 2004                                20.29%        220,025        0.94%           1.53%       106.11%
----------------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 2000                                             $369,166        0.97%          (0.60%)       79.51%
Year ended October 31, 2001                                              265,573        0.98%          (0.65%)       52.47%
Year ended October 31, 2002                                              266,217        0.99%          (0.78%)      103.90%
Year ended October 31, 2003                                33.30%        426,181        0.91%          (0.62%)      152.05%
Year ended October 31, 2004                                 5.93%        359,333        0.88%          (0.52%)       81.75%
----------------------------------------------------------------------------------------------------------------------------

(a) The Limited Maturity Portfolio commenced operations on January 24, 2001. Value Portfolio commenced operations on May 7, 2004. Growth Portfolio commenced operations on May 7, 2004.
(b) Annualized.
(c) Not annualized.

See notes to financial statements.

                                                  HSBC INVESTOR PORTFOLIOS    85

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004
          ......................................................................

1.  ORGANIZATION:

        The HSBC Investor Portfolios (the 'Portfolio Trust'), is an open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a 'Portfolio,' collectively the 'Portfolios'):

PORTFOLIO                                          SHORT NAME
---------                                          ----------
HSBC Investor Limited Maturity Portfolio           Limited Maturity Portfolio
HSBC Investor Fixed Income Portfolio               Fixed Income Portfolio
HSBC Investor Growth Portfolio                     Growth Portfolio
HSBC Investor Value Portfolio                      Value Portfolio
HSBC Investor International Equity Portfolio       International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio           Small Cap Equity Portfolio

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

        Under the Portfolios' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios enter into contracts with their vendors and others that provide for general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

    The Growth and Value Portfolios commenced operation on May 7, 2004.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('U.S.'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Portfolios' Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they

86    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

    are traded closes and the time when the Portfolios' net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities. When the International Equity Portfolio uses fair value pricing, the value assigned to the International Equity Portfolio's foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        Changes in holdings of portfolio securities are reflected no later than on the first business day following the trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES CONTRACTS:

        Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the

                                                  HSBC INVESTOR PORTFOLIOS    87

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

    lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

    RESTRICTED SECURITIES:

        A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the '1933 Act') or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are consider illiquid. At October 31, 2004, the HSBC Limited Maturity Portfolio and HSBC Fixed Income Portfolio held restricted securities representing 0.1% and 3.6% of net assets, respectively. The restricted securities held as of October 31, 2004 are identified below:

                                                            ACQUISITION   ACQUISITION   PRINCIPAL
SECURITY                                                       DATE          COST         AMOUNT      VALUE($)
--------                                                       ----          ----         ------      --------
HSBC LIMITED MATURITY PORTFOLIO
Pacific Gas & Electric Co., 2.72%, 4/3/06, Callable
 1/3/05@100...............................................   3/23/2004    $   69,000    $   69,000   $   69,085
HSBC FIXED INCOME PORTFOLIO
AIG SunAmerica Global Financing VI, 6.30%, 5/10/11........    5/2/2001    $  641,056    $  642,000   $  708,035
Anadarko Finance Co., 6.75%, 5/1/11.......................   3/18/2002     1,257,588     1,250,000    1,422,659
Anthem Insurance, 9.125%, 4//1/10.........................    8/1/2000       192,665       205,000      250,713
Anthem Insurance, 9.00%, 4//1/27..........................    8/6/1997        63,899        60,000       82,066
Anthem Insurance, 9.00%, 4/1/27...........................   3/27/2000        98,016       105,000      143,615
Anthem Insurance, 9.00%, 4/1/27...........................   11/1/2000       113,831       140,000      191,467
Citigroup, Inc., 5.00%, 9/15/14...........................  11/30/2000       244,474       273,307      277,296
Citigroup, Inc., 5.00%, 9/15/14...........................  12/22/2000       448,617       501,693      509,016
DLJ Mortgage Acceptance Corp. IO 97 CFI S, 0.94%,
 5/15/30..................................................   5/16/1997        40,172       710,657       13,066
Farmers Exchange Capital, 7.05%, 7/15/28..................   1/27/1999        38,692        38,000       38,484
Farmers Exchange Capital, 7.05%, 7/15/28..................   7/16/1999       124,321       135,000      136,718
Farmers Exchange Capital, 7.05%, 7/15/28..................   11/7/2000       178,457       215,000      217,736
Farmers Exchange Capital, 8.625%, 5/1/24..................    5/9/1997       238,212       238,000      277,534
Florida Windstorm, 7.125%, 2/25/19........................   5/27/1999         7,910         8,000        9,337
Florida Windstorm, 7.125%, 2/25/19........................    8/7/2000       141,008       150,000      175,064
Florida Windstorm, 7.125%, 2/25/19........................  11/28/2000       426,488       450,000      525,193
Hutchinson Whampoa Finance CI Ltd., 7.45%, 8/1/17.........   8/13/1998       111,221       132,000      145,403
Hutchinson Whampoa Finance CI Ltd., 7.45%, 8/1/17.........   10/9/1998        91,336       120,000      132,184
Hutchinson Whampoa Finance CI Ltd., 7.45%, 8/1/17.........   2/11/1999       132,765       150,000      165,230
Metropolitan Life Insurance Co., 7.80%, 11/1/25...........    6/2/1999        26,564        25,000       30,762
Metropolitan Life Insurance Co., 7.80%, 11/1/25...........   1/18/2001       250,755       250,000      307,624
RAS Laffan Liquid Natural Gas, 8.29%, 3/15/14.............  11/24/1998        40,930        48,000       57,180
RAS Laffan Liquid Natural Gas, 8.29%, 3/15/14.............  11/25/1998       175,879       200,000      238,252
RAS Laffan Liquid Natural Gas, 8.29%, 3/15/14.............   3/19/2001       100,313       100,000      119,126

    EXPENSE ALLOCATION:

        Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, or another appropriate basis. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

88    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Waddell & Reed Investment Management Company, NWQ Investment Management Co., LLC, The Bernstein Unit of Alliance Capital Management L.P. and Westfield Capital Management, LLC serve as Sub-Investment Advisers for the Growth Portfolio, Value Portfolio, International Equity Portfolio and the Small Cap Equity Portfolio, respectively, and are paid for their services directly by HSBC. On January 30, 2004, The Bernstein Unit of Alliance Capital Management L.P. replaced Capital Guardian Trust Company as the Sub-Investment Adviser to the International Equity Portfolio.

        For its services as Investment Adviser, HSBC receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Limited Maturity Portfolio's average daily net assets.

        For its services as Investment Adviser, HSBC receives, from the Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.575%
In excess of $50 million but not exceeding $95 million......   0.450%
In excess of $95 million but not exceeding $150 million.....   0.200%
In excess of $150 million but not exceeding $250 million....   0.400%
In excess of $250 million...................................   0.350%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.500%
In excess of $50 million but not exceeding $100 million.....   0.425%
In excess of $100 million but not exceeding $200 million....   0.375%
In excess of $200 million...................................   0.325%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $500 million..........................................   0.525%
In excess of $500 million but not exceeding $1 billion......   0.475%
In excess of $1 billion.....................................   0.425%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and The Bernstein Unit of Alliance Capital Management L.P. (now known as AllianceBernstein Investment Research and Management) receive in aggregate, from the International Equity Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $25 million...........................................   0.950%
In excess of $25 million but not exceeding $50 million......   0.800%
In excess of $50 million but not exceeding $250 million.....   0.675%
In excess of $250 million...................................   0.625%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Westfield Capital Management LLC receive in aggregate, a fee accrued daily and paid monthly at an annual rate of 0.80% of the Small Cap Equity Portfolio's average daily net assets.

                                                  HSBC INVESTOR PORTFOLIOS    89

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 (CONTINUED)
          ......................................................................

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Portfolio Trust are affiliated, serves the Portfolio Trust as Administrator. Such officers, except for the Chief Compliance Officer as described below, are paid no fees directly by the Portfolios for serving as officers of the Portfolio Trust. Under the terms of the administration agreement with the Portfolios, BISYS Ohio receives, from the Portfolios, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $8 billion............................................  0.0375%
In excess of $8 billion but not exceeding $9.25 billion.....  0.0350%
In excess of $9.25 billion but not exceeding $12 billion....  0.0250%
In excess of $12 billion....................................  0.0150%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the Portfolios based upon its pro-rata share of net assets. BISYS Ohio may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Portfolios. In addition, BISYS provides an employee to serve as Chief Compliance Officer for the Portfolios including providing certain related services, for which it receives an additional fee.

    FUND ACCOUNTING AND CUSTODIAN:

        BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual fee, including reimbursement of certain expenses, from each Portfolio accrued daily and paid monthly. HSBC serves as custodian to the Limited Maturity Portfolio, Fixed Income Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio. Compensation HSBC receives for services to the Portfolios as custodian is presented in the Statement of Operations as custodian fees.

4.  INVESTMENT TRANSACTIONS:

        For the period ended October 31, 2004, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                       PURCHASES           SALES         PURCHASES       SALES
                                    (EXCLUDING U.S.   (EXCLUDING U.S.     OF U.S.       OF U.S.
                                      GOVERNMENT)       GOVERNMENT)     GOVERNMENT    GOVERNMENT
                                      -----------       -----------     ----------    ----------
Limited Maturity Portfolio........   $ 25,159,916      $ 34,669,535     $10,472,344   $18,849,371
Fixed Income Portfolio............     19,305,178        53,370,147      38,496,118    46,428,904
Growth Portfolio..................     65,958,425        20,984,058              --            --
Value Portfolio...................     57,604,451         5,134,629              --            --
International Portfolio...........    229,869,363       225,559,654              --            --
Small Cap Equity Portfolio........    303,993,798       349,082,782              --            --

90    HSBC INVESTOR PORTFOLIOS

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
HSBC Investor Portfolios:

We have audited the accompanying statements of assets and liabilities of HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor Value Portfolio, HSBC Investor International Equity Portfolio and HSBC Investor Small Cap Equity Portfolio (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2004, and the related statements of operations for the period then ended, the statements of changes in net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2004, the results of their operations for the period then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
December 20, 2004

                                             HSBC INVESTOR FAMILY OF FUNDS    91

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          TABLE OF SHAREHOLDER EXPENSES -- OCTOBER 31, 2004 (UNAUDITED)
          ......................................................................

        As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 through October 31, 2004.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                                    BEGINNING         ENDING        EXPENSE PAID        EXPENSE PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                     5/1/04          10/31/04      5/1/04-10/31/04     5/1/04-10/31/04
                                                     ------          --------      ---------------     ---------------
    Fixed Income Portfolio......................    1,000.00         1,060.10           2.70                0.52%
    Small Cap Portfolio.........................    1,000.00         1,036.60           4.57                0.89%
    International Portfolio.....................    1,000.00         1,114.70           4.48                0.84%
    Limited Maturity Portfolio..................    1,000.00         1,061.30           3.01                0.58%

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** The following portfolios did not have a full 6 months of expenses during the period and as such are not presented in the table above:

   Value Portfolio
   Growth Portfolio

92    HSBC INVESTOR FAMILY OF FUNDS

       HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
       TABLE OF SHAREHOLDER EXPENSES -- OCTOBER 31, 2004 (CONTINUED) (UNAUDITED)
       .........................................................................

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      BEGINNING        ENDING        EXPENSE PAID      EXPENSE PAID
                                                    ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*     DURING PERIOD
                                                       5/1/04         10/31/04      5/1/04-10/31/04   5/1/04-10/31/04
                                                       ------         --------      ---------------   ---------------
    Fixed Income Portfolio........................    1,000.00        1,022.58           2.65              0.52%
    Small Cap Portfolio...........................    1,000.00        1,020.72           4.53              0.89%
    International Portfolio.......................    1,000.00        1,020.97           4.28              0.84%
    Limited Maturity Portfolio....................    1,000.00        1,022.28           2.96              0.58%

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** The following portfolios did not have a full 6 months of expenses during the period and as such are not presented in the table above:

   Value Portfolio
   Growth Portfolio
                                             HSBC INVESTOR FAMILY OF FUNDS    93

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          BOARD OF TRUSTEES (UNAUDITED)
          ......................................................................

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees. Asterisks indicate those Trustees who are 'interested persons,' as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

                                            TERM OF OFFICE AND
   NAME, ADDRESS          POSITION(S)         LENGTH OF TIME
 AND YEAR OF BIRTH    HELD WITH THE FUNDS  SERVED WITH THE FUNDS
----------------------------------------------------------------
Frederick C. Chen           Trustee         Indefinite; 1990 to
P.O. Box 182845                                   present
Columbus, Ohio 43218
Date of Birth: 1927
----------------------------------------------------------------
Larry M. Robbins            Trustee         Indefinite; 1987 to
P.O. Box 182845                                   present
Columbus, Ohio 43218
Date of Birth: 1938
----------------------------------------------------------------
Alan S. Parsow              Trustee         Indefinite; 1987 to
P.O. Box 182845                                   present
Columbus, Ohio 43218
Date of Birth: 1950
----------------------------------------------------------------
Michael Seely               Trustee         Indefinite; 1987 to
P.O. Box 182845                                   present
Columbus, Ohio 43218
Date of Birth: 1945
----------------------------------------------------------------
Stephen J. Baker*           Trustee          Indefinite; March
P.O. Box 182845                               2004 to present
Columbus, Ohio 43218
Date of Birth: 1956
----------------------------------------------------------------
Thomas Robards          Advisory Board      Indefinite; 2004 to
P.O. Box 182845             Member                present
Columbus, Ohio 43218
Date of Birth: 1946
----------------------------------------------------------------

                                                            NUMBER OF PORTFOLIOS
                                                                IN THE FUND
   NAME, ADDRESS            PRINCIPAL OCCUPATION(S)           COMPLEX OVERSEEN    OTHER DIRECTORSHIPS
 AND YEAR OF BIRTH            DURING PAST 5 YEARS                BY TRUSTEE         HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------
Frederick C. Chen     Management Consultant, since 1988              32                  None
P.O. Box 182845
Columbus, Ohio 43218
Date of Birth: 1927
-----------------------------------------------------------------------------------------------------
Larry M. Robbins      Director for the Center of Teaching            32                  None
P.O. Box 182845       and Learning, University of
Columbus, Ohio 43218  Pennsylvania
Date of Birth: 1938
-----------------------------------------------------------------------------------------------------
Alan S. Parsow        General Partner of Parsow                      32                  None
P.O. Box 182845       Partnership, Ltd., since 1989
Columbus, Ohio 43218
Date of Birth: 1950
-----------------------------------------------------------------------------------------------------
Michael Seely         President of Investor Access                   32                  None
P.O. Box 182845       Corporation, 1978-present
Columbus, Ohio 43218
Date of Birth: 1945
-----------------------------------------------------------------------------------------------------
Stephen J. Baker*     Chief Executive Officer, HSBC Asset            32                  None
P.O. Box 182845       Management (Americas) Inc., 2003-
Columbus, Ohio 43218  present; Chief Executive Officer,
Date of Birth: 1956   HSBC Asset Management (Canada)
                      Limited, 1998-2003
-----------------------------------------------------------------------------------------------------
Thomas Robards        Senior Vice President and Chief                32                  None
P.O. Box 182845       Financial Officer, American Museum
Columbus, Ohio 43218  of Natural History, 2003-present;
Date of Birth: 1946   Chief Financial Officer, Datek
                      Online Holding Corp., 2000-2003;
                      Executive Vice President and Chief
                      Financial Officer, Republic New York
                      Corporation, 1976-2000
-----------------------------------------------------------------------------------------------------

94    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
          ......................................................................

The names of the Officers, their addresses, ages, position(s) held with each Trust, and principal occupation(s) during the past five years are described in the table below. Unless otherwise indicated, the address for each Officer is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

OFFICERS

                                              TERM OF OFFICE AND
    NAME, ADDRESS           POSITION(S)         LENGTH OF TIME                   PRINCIPAL OCCUPATION(S)
  AND YEAR OF BIRTH     HELD WITH THE FUNDS  SERVED WITH THE FUNDS                 DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
Richard A. Fabietti          President       Indefinite; March  Senior Vice President, Head of Product Management, HSBC
3435 Stelzer Road                              2004-Present     Asset Management (Americas) Inc., 1998-Present
Columbus, Ohio 43219
Date of Birth: 1958
----------------------------------------------------------------------------------------------------------------------------
Mark L. Suter*            Vice President        Indefinite;     Employee of BISYS Fund Services, Inc., 2000-Present; Vice
90 Park Avenue                                 2000-Present     President of Client Services, Seligman Data 1997-1999; Vice
10th Floor                                                      President, Capitalink, 1996-1997
New York, NY 10018
Date of Birth: 1962
----------------------------------------------------------------------------------------------------------------------------
Salvatore Iocolano        Vice President        Indefinite;     Senior Compliance Officer, HSBC Asset Management (Americas)
452 5th Avenue                                 2002-Present     Inc., 2001-Present; Director of Compliance, KPMG Investment
18th Floor                                                      Advisors, 1999-2001; Securities Compliance Examiner, U.S.
New York, NY 10018                                              Securities Exchange Commission, 1995-1998
Date of Birth: 1962
----------------------------------------------------------------------------------------------------------------------------
Troy Sheets*                 Treasurer          Indefinite;     Employee of BISYS Fund Services, Inc., 2002-Present; Senior
3435 Stelzer Road                              2004-Present     Manager, KPMG LLP, 1993-2002
Columbus, Ohio 43219
Date of Birth: 1971
----------------------------------------------------------------------------------------------------------------------------
Alaina Metz*            Assistant Secretary     Indefinite;     Employee of BISYS Fund Services, Inc., 1995-Present
3435 Stelzer Road                              1996-Present
Columbus, Ohio 43219
Date of Birth: 1967
----------------------------------------------------------------------------------------------------------------------------
Frederick J. Schmidt*    Chief Compliance      Expires 2005;    Senior Vice President and Chief Compliance Officer, CCO
90 Park Avenue                Officer          2004-Present     Services of BISYS Fund Services, 2004-Present; President,
10th Floor                                                      FJS Associates, 2002-2004; Vice President, Credit Agricole
New York, NY 10016                                              Asset Management, U.S., 1987-2002
----------------------------------------------------------------------------------------------------------------------------

---------
* Messrs. Suter, Sheets and Schmidt and Ms. Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

                                             HSBC INVESTOR FAMILY OF FUNDS    95

                               PRIVACY POLICY FOR
                            HSBC INVESTOR FUNDS AND
                            HSBC ADVISOR FUNDS TRUST
--------------------------------------------------------------------------------
THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ('INFORMATION') OF CUSTOMERS ('YOU') OF THE HSBC INVESTOR FAMILY OF FUNDS ('WE' OR 'US'). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.

WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------
We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------
We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES
--------------------------------------------------------------------------------
We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA, HSBC Asset Management (Americas) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION
--------------------------------------------------------------------------------
We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.

96    HSBC INVESTOR FAMILY OF FUNDS

    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the Fund's voting record for the 12-month period ending June 30, 2004 is available at the SEC's website at www.sec.gov.

    Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after period end, without charge, on the Fund's website at www.investorfunds.us.hsbc.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

  HSBC Investor Family of funds:

  INVESTMENT ADVISER
  HSBC Asset Management (Americas) Inc.
  452 Fifth Avenue
  New York, NY 10018

  SUB-ADVISERS
  HSBC Investor Growth Portfolio
  Waddell & Reed Investment Management Company
  6300 Lamar Avenue
  Overland Park, KS 66202

  HSBC Investor Value Portfolio
  NWQ Investment Management Co., LLC
  2049 Century Park East, 4th Floor
  Los Angeles, CA 90067

  HSBC Investor International Equity Portfolio
  AllianceBernstein Investment Research and Management
  1345 Avenue of the Americas, 39th Floor
  New York, NY 10105

  HSBC Investor Small Cap Equity Portfolio
  Westfield Capital Management Company
  One Financial Center
  Boston, MA 02111

  SHAREHOLDER SERVICING AGENTS
  For HSBC Bank USA and
  HSBC Brokerage (USA) Inc. Clients
  HSBC Bank USA
  452 Fifth Avenue
  New York, NY 10018
  1-888-525-5757

  For All Other Shareholders
  HSBC Investor Funds
  P.O. Box 182845
  Columbus, OH 43218-2845
  1-800-782-8183

  ADMINISTRATOR, TRANSFER AGENT,
  DISTRIBUTOR, AND SPONSOR
  BISYS Fund Services
  3435 Stelzer Road
  Columbus, OH 43219

  CUSTODIANS
  HSBC Investor Limited Maturity Portfolio
  HSBC Investor Fixed Income Portfolio
  HSBC Investor New York Tax-Free Bond Fund
  HSBC Investor Growth Portfolio
  HSBC Investor Value Portfolio
  HSBC Investor Growth and Income Fund
  HSBC Investor Mid-Cap Fund
  HSBC Investor Small Cap Equity Portfolio
  HSBC Bank USA
  452 Fifth Avenue
  New York, NY 10018

  HSBC Investor International Equity Portfolio
  Investors Bank & Trust Company
  200 Clarendon Street - 16th Floor
  Boston, MA 02116

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING
  Firm
  KPMG LLP
  191 West Nationwide Blvd., Suite 500
  Columbus, OH 43215

  LEGAL COUNSEL
  Dechert LLP
  1775 Eye Street, N.W.
  Washington, D.C. 20006

  The HSBC Investor Family of Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

  HSB-0008
                                                                          12/04

Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 11 (a)(1).

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.


Item 3. Audit Committee Financial Expert.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

             (2) If the registrant provides the disclosure required by paragraph
             (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

             (3) If the registrant provides the disclosure required by paragraph
             (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

             3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

             3(a)(2) The audit committee financial expert is Frederick C. Chen who is "independent" for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         2003        $165,450
         2004        $200,230

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         2003        $47,900
         2004        $36,130

2003- Fees of $30,000 relate to the preparation and review of the Funds' 17f-2 filings, $10,000 relates to an N14 filing, $4,000 relates to a PEA No. 83 filing and $3,900 relates to the consent of the annual N-1A filing.

2004- Fees of $31,980 relate to the preparation and review of the Funds' 17f-2 filings and $4,150 relates to the consent of the annual N-1A filing.

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         2003        $89,250
         2004        $108,115

Fees for both 2003 and 2004 relate to the preparation of federal income and excise tax returns and the review of excise taxes.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         2003        $0
         2004        $0

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust's Audit Committee must preapprove all audit and non-audit services by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

             (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b)-(d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         2003        $137,150
         2004        $144,245

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable.


Item 5.   Audit Committee of Listed Registrants.
(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.
Not applicable.

Item 6.   Schedule of Investments.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 'SS' 210.12-12 of Regulation
S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to
Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 10. Controls and Procedures.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.


         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) HSBC Advisor Funds Trust
             -------------------------------------------------------------------

By (Signature and Title)   /s/ Richard A. Fabietti
                        --------------------------------------------------------
                           Richard A. Fabietti
                           President

Date    January 10, 2005
     ----------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Richard A. Fabietti
                        --------------------------------------------------------
                           Richard A. Fabietti
                           President

Date    January 10, 2005
     ----------------------

By (Signature and Title)   /s/ Troy Sheets
                        --------------------------------------------------------
                           Troy Sheets
                           Treasurer

Date    January 10, 2005
     ----------------------






                           STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.................................   'SS'